PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.


AIM/JNL Large Cap Growth Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Premier Equity II Fund
Alger/JNL Growth Fund
Alliance Capital/JNL Growth Fund
Eagle/JNL Core Equity Fund
Eagle/JNL SmallCap Equity Fund
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Balanced Fund
Janus/JNL Capital Growth Fund
Janus/JNL Global Equities Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
PPM America/JNL Balanced Fund
PPM America/JNL High Yield Bond Fund
PPM America/JNL Money Market Fund
Putnam/JNL Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Midcap Growth Fund
Putnam/JNL Value Equity Fund
S&P/JNL Conservative Growth Fund I
S&P/JNL Moderate Growth Fund I
S&P/JNL Aggressive Growth Fund I
S&P/JNL Very Aggressive Growth Fund I
S&P/JNL Equity Growth Fund I
S&P/JNL Equity Aggressive Growth Fund I
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
T. Rowe Price/JNL Established Growth Fund
T. Rowe Price/JNL Mid-Cap Growth Fund
T. Rowe Price/JNL Value Fund




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE
TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P Mid Cap 400 Index" and "Standard & Poor's Midcap 400" are trademarks of The
McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National
Life Insurance Company. The J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund,
Mellon Capital Management/JNL S&P 500 Index Fund and Mellon Capital
Management/JNL S&P 400 Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P's affiliate. This affiliate typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.



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                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  Management of the Trust..............................................................................................113

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. Financial Highlights.................................................................................................120

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.


                          ABOUT THE FUNDS OF THE TRUST

AIM/JNL LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its total assets in large-capitalization company securities. The Fund considers a company to be a large-capitalization company if it has a market capitalization that is within the top 50% of stocks in the Russell 1000(R) Index at the time of purchase. In complying with this 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Series may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o CONCENTRATION RISK. Because a large percentage of the Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the Fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Monika H. Degan, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

     o Geoffrey V. Keeling, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

     o Jonathan C. Schoolar, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1986.

     o Robert L. Shoss, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

AIM/JNL SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its total assets in small-cap companies. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000(R) Index. In complying with this 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000 (R) Index, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.


PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

In addition, if the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Ryan E. Crane, Portfolio Manager has been associated with AIM and/or its affiliates since 1994.

     o Robert M. Kippes, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1989.

     o Jay K. Rushin, Portfolio Manager has been associated with AIM and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

AIM/JNL PREMIER EQUITY II FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Premier Equity II Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing at least 80% of its total assets in equity securities, including convertible securities. In complying with this 80% requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange traded funds and American Depositary Receipts.

The Fund also may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

In addition, because a large percentage of the Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

The Fund may participate in the initial public offering (IPO) market, and a significant portion of the Fund's return may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns will decline, which may reduce the Fund's total returns.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Premier Equity II Fund is AIM Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joel E. Dobberpuhl, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1990.

     o Evan G. Harrel, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President of Van Kampen American Capital Asset Management, Inc. and a portfolio manager of various growth and equity funds.

     o Robert A. Shelton, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1995.



ALGER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alger/JNL Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S.
over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o    MARKET  RISK.   Because  the  Fund  invests  in  U.S.   traded  equity
          securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example,  unfavorable or unanticipated  poor earnings  performance of the company may result in a decline in its stock's price,  and a broad-based  market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The
Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
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13.41%            26.20%            45.66%           33.80%            -13.44%          -11.97%
[Insert chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -18.55% (3rd quarter of 2001).

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AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------- --------------------- -------------------- -------------------
                                                            1 YEAR               5 YEAR           LIFE OF FUND*
---------------------------------------------------- --------------------- -------------------- -------------------
Alger/JNL Growth Fund                                       -11.97%               13.37%               12.60%
S&P 500 Index                                               -11.20%               10.85%               13.41%
---------------------------------------------------- --------------------- -------------------- -------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on October 16, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alger/JNL Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2001, Alger Management had $13.6 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger who founded Alger Management, has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung and David Hyun are the individuals responsible for the day-to-day management of portfolio investments and have served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun has been employed by Alger Management as an Executive Vice President since September 2001, prior to which he was employed by Alger Management as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June 2000 and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

ALLIANCE CAPITAL/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alliance Capital/JNL Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks or securities with common stock characteristics that the sub-adviser believes have the potential for capital appreciation, which include securities convertible into or exchangeable for common stock. Normally, the Fund invests in about 40-60 companies, with what the sub-adviser believes to be the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. In selecting equity securities, the sub-adviser considers a variety of factors, such as an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. Because the Fund holds securities selected for growth potential rather than protection of income, the value of the Fund's portfolio may be more volatile in response to market changes than it would be if the Fund held income-producing securities.

The Fund invests primarily in high-quality U.S. companies, generally those of large market capitalization. The Fund may invest a portion of its assets in foreign securities. The potential for appreciation of capital is the basis for investment decisions. Whatever income the Fund's investments generate is incidental to the objective of capital growth.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. In addition, because the Fund invests in a smaller number of securities than many other equity funds, the Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

28.23%            -17.59%           -14.57%
[Insert chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 17.69% (4th quarter of 1999) and its lowest quarterly return was -17.94% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                  1 YEAR            LIFE OF FUND*
-------------------------------------------------------------------------- --------------------- --------------------
Alliance Capital/JNL Growth Fund                                                  -14.57%                4.84%
S&P 500 Index                                                                     -11.20%                3.92%
-------------------------------------------------------------------------- --------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. *The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alliance Capital/JNL Growth Fund is Alliance Capital Management L.P. ("Alliance"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

James G. Reilly, Executive Vice President of Alliance, and Syed Hasnain, Senior Vice President and Large Cap Growth Portfolio Manager of Alliance, share the responsibility for the day-to-day management of the Fund. Mr. Reilly joined Alliance in 1984. Mr. Hasnain joined Alliance in 1994. Mr. Reilly has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Hasnain has shared responsibility for the day-to-day management of the Fund since January 1999.

EAGLE/JNL CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the growth equity strategy, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

               The  sub-adviser seeks securities of companies which:

               -- have projected earnings growth and return on equity greater than 15%,

               --   are dominant in their industries, and

               -- have the ability to create and sustain a competitive advantage.

     o Under the value equity strategy, the sub-adviser, like most value managers, looks for companies that are attractively priced either on a relative or absolute base. Such stocks typically have traditional value characteristics such as a low price-to-earnings ratio, low price-to-cash flow ratio, low price-to-sales ratio and low price-to-book value ratio. Further fundamental research is then used to screen the universe of medium and large capitalization companies to identify those stocks that exhibit many or all of the following characteristics:

               o poised to experience earnings growth in response to cyclical fluctuations in the economy,

               o presence of a catalyst to "unlock" unrealized value and stimulate investor interest, such as a new product line or management change,

               o    strong management,

               o    well-defined company strategy,

               o    financial stability, and

               o    positive stock outlook.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

     o Under the equity income strategy, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Under normal circumstances, the Fund invests at least 80% of its total assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

32.36        16.54%        23.55%           0.28%             -9.83%
[Insert Chart]
1997         1998          1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- -------------------------- -------------------- -------------------
                                                             1 YEAR                  5 YEARS          LIFE OF FUND*
--------------------------------------------------- -------------------------- -------------------- -------------------
Eagle/JNL Core Equity Fund                                    -9.83%                 11.48%               12.14%
S&P 500 Index                                                -11.20%                 10.85%               12.02%
--------------------------------------------------- -------------------------- -------------------- -------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Mr. Ed Cowart, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the value equity strategy. Mr. Cowart joined Eagle in July 1999, after serving as Managing Director at Banc One Investment Advisors in Columbus, Ohio for nine years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager and Mr. David Blount, Portfolio Manager, as co-managers, are responsible for the day-to-day management of the equity income strategy. They have been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

EAGLE/JNL SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

27.64%            1.18%             19.27%           -13.25%           11.00%
[Insert Chart]
1997              1999              1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- ----------------------- ------------------- ------------------
                                                          1 YEAR               5 YEARS          LIFE OF FUND*
------------------------------------------------- ----------------------- ------------------- ------------------
Eagle/JNL SmallCap Equity Fund                            11.00%                 8.19%              10.68%
Russell 2000 Index                                         3.09%                 7.46%               8.29%
------------------------------------------------- ----------------------- ------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Eagle/JNL SmallCap Equity Fund may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

J.P. MORGAN/JNL ENHANCED S&P 500 Stock Index Fund*

Investment Objective. The investment objective of the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is to provide high total return from a broadly diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its total assets will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), generally tracking the industry weighting of that Index. Within each industry, the Fund modestly overweights stocks that the sub-adviser regards as undervalued or fairly valued and modestly underweights or does not hold stocks that the sub-adviser determines are overvalued. By so doing, the Fund seeks returns that slightly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index.

In managing the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) based on its in-house research, the sub-adviser takes an in-depth look at company prospects over a relatively long period, often as much as five years, rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

     (ii) the research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. These valuation rankings are produced with the help of models that quantify the research team's findings.

     (iii)the sub-adviser buys and sells stocks for the Fund according to the policies of the Fund based on the sub-adviser's research and valuation rankings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

6.85%             -11.38%           -11.78%
[Insert Chart]
1999              2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 11.35% (4th quarter of 2001) and its lowest quarterly return was -16.10% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- ------------------
                                                                               1 YEAR            LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- ------------------
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund                             -11.78%                -6.60%
S&P 500 Index                                                                 -11.20%                -4.24%
---------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 16, 1999.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's sub-adviser may consider other criteria, such as: catalysts that could trigger a rise in a stock's price; high potential reward compared to potential risk; and temporary mispricings caused by market overreactions. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. Doing so may reduce the potential for appreciation in the Fund's portfolio. The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Active trading may increase transaction costs, which may reduce performance.

The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts and swaps, for hedging and risk management, i.e., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Nanette Buziak,Vice President of J.P. Morgan, Timothy Devlin, Vice President of J.P. Morgan and Jonathan Golub, Vice President of J.P. Morgan share the responsibility for the day to day management of the Series. Ms. Buziak has been with J.P. Morgan since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc. Mr. Devlin has been with J.P. Morgan since 1996 and has managed the Series since its inception. Mr. Golub has been with J.P. Morgan since 2001 and prior to that time, he led the consultant relations effort at Scudder Kemper Investment for approximately three years and Chancellor LGT for five years.

JANUS/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Aggressive Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Janus/JNL Aggressive Growth Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

18.95%            12.67%            57.66%           34.43%       -20.97%       -30.18%
[Insert Chart]
1996              1997              1998             1999           2000          2001

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                        1 YEAR                 5 YEAR              LIFE OF FUND*
----------------------------------------------- ----------------------- ---------------------- -----------------------
Janus/JNL Aggressive Growth Fund                        -30.18%               13.75%                 16.86%
S&P 500 Index                                           -11.20%               10.85%                 14.38%
----------------------------------------------- ----------------------- ---------------------- -----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Aggressive Growth Fund is Janus Capital Management LLC (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Fund. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He has earned the right to use the Chartered Financial Analyst designation. Mr. Lammert has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Balanced Fund is long-term capital growth, consistent with preservation of capital and balanced by current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Janus/JNL Balanced Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential. The sub-adviser may also consider dividend-paying characteristics when selecting common stock. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio. The Fund will normally invest at least 25% of its assets in fixed-income securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-4.49%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 5.94% ( 2nd quarter of 2001) and its lowest quarterly return was -5.47% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ----------------------- ----------------------
                                                                             1 YEAR              LIFE OF FUND*
-------------------------------------------------------------------- ----------------------- ----------------------
Janus/JNL Balanced Fund                                                       -4.49%               -3.88%
S&P 500 Index                                                                -11.20%              -12.19%
Lehman Brothers Gov't/Corp. Bond Index                                          8.5%               11.00%
-------------------------------------------------------------------- ----------------------- ----------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Gov't/Corp. Bond Index is composed of all bonds that are of investment grade with at least one year until maturity. * The Fund began operations on May 1, 2000.

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Balanced Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Karen L. Reidy is the Portfolio Manager of the Fund. She is also the portfolio manager and Executive Vice President of Janus Balanced Fund and Janus Core Equity Fund. Ms. Reidy also manages separate accounts and sub-advised portfolios in the Balanced discipline. Prior to joining Janus in 1995, Ms. Reidy worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit manager, analyzing financials for corporate clients. Before assuming management responsibilities of Janus Balanced Fund and Janus Equity Income Fund in January 2000, Ms. Reidy was Assistant Portfolio Manager of Janus Fund, focusing her research on large-capitalization companies. Ms. Reidy earned a bachelor's degree in accounting from the University of Colorado. She passed the Certified Public Accountant exam in 1992 and has earned the right to use the Chartered Financial Analyst designation. She has seven years of professional investment experience.

JANUS/JNL CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Capital Growth Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective through a non-diversified portfolio consisting primarily of equity securities of U.S. and foreign companies selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Fund. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged between approximately $225 million and $10.51 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund normally invests a majority of its equity assets in medium-sized companies. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

16.83%            15.01%            35.16%           124.19%         -34.74%           -40.19%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 YEAR               5 YEAR            LIFE OF FUND*
-------------------------------------------------- --------------------- -------------------- ---------------------
Janus/JNL Capital Growth Fund                            -40.19%                 6.34%               12.00%
S&P MidCap 400 Index                                      -0.16%                17.57%               17.29%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P 400 MidCap Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Capital Growth Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Jonathan Coleman, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Janus/JNL Capital Growth Fund. Mr. Coleman was a research analyst with Janus Capital from 2000 through 2001. Mr. Coleman joined Janus Capital in 1994. Mr. Coleman earned a bachelor's degree from Williams College. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation. Mr. Coleman has had responsibility for the day-to-day management of the Fund since February 1, 2002.

JANUS/JNL GLOBAL EQUITIES FUND*

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Global Equities Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%
[Insert Chart]
1996     1997     1998     1999     2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- ------------------------ ------------------ ------------------
                                                            1 YEAR                5 YEAR          LIFE OF FUND*
--------------------------------------------------- ------------------------ ------------------ ------------------
Janus/JNL Global Equities Fund                              -23.50%                 9.22%             15.75%
Morgan Stanley Capital International World Index            -17.46%                 4.57%              6.60%
--------------------------------------------------- ------------------------ ------------------ ------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund`s sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Global Equities Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes and Laurence Chang, Portfolio Managers of Janus Capital, are responsible for the day-to-day management of the Fund. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation. Laurence Chang is Co-Manager and Executive Vice President of Janus Worldwide Fund, Janus Overseas Fund, Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio. He also manages separate accounts and institutional commingled funds in the Global Growth and International Growth disciplines. Prior to joining Janus in 1993, Laurence was project director at the National Security Archive, where he analyzed U.S. nuclear policy and authored several works on the Cuban missile crisis. Laurence received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a master's degree in political science from Stanford University. Laurence has earned the right to use the Chartered Financial Analyst designation and has seven years of professional investment experience. Ms. Hayes has had responsibility for the day-to-day management of the Fund since the inception of the Fund, while Mr. Chang has been co-manager of the Fund since January 2000.

LAZARD/JNL MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.77%    25.37%   13.24%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -13.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Mid Cap Value Fund                                                  13.24%                 8.63%
Russell MidCap Index                                                           -6.53%                 4.69%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell Mid Cap Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Mid Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist, Andrew Lacey and Christopher Blake share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and a Director of Lazard. Mr. Blake, a research analyst, has been with Lazard since 1995. Mr. Gullquist has been responsible for the day-to-day management of the Fund since the inception of the Fund. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

LAZARD/JNL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The Fund may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

         o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

         o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

         o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

1.36%             16.60%            17.34%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -11.81% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Small Cap Value Fund                                                17.34%                 5.19%
Russell 2000 Index                                                              3.09%                 2.70%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Small Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist and Patrick Mullin share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Gullquist and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since January 2001.

MELLON CAPITAL MANAGEMENT/JNL S&P 500 Index Fund*

Investment Objective. The investment objective of the Mellon Capital Management/JNL S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index.

Indexing offers a cost-effective investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. However, keep in mind that an index Fund has operating expenses and other practical investment considerations that a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund seeks invest under normal circumstances at least 80% of its total assets in the stocks in the S&P500(R) Index in proportion to their market capitalization weighting in the S&P 500. This approach is called "replication." When replicating a capitalization weighted index such as the S&P 500, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 in proportion to the weighting in the S&P 500. To the extent that the Fund seeks to replicate the S&P 500 using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 500 performance. The Fund's ability to achieve significant correlation between Fund and S&P 500 performance may be affected by changes in securities markets and changes in the composition of the S&P 500.

Mellon Financial Corporation, the parent company of the Fund's sub-adviser, is one of the stocks of the S&P 500 and, therefore, the Fund currently is purchasing Mellon Financial Corporation stock.

The Fund may invest in derivatives, to manage contract owner cash flows and equitize dividend accruals. The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5. The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The S&P 500 is composed of 500 common stocks that are selected by Standard and Poor's to capture the price performance of a large cross-section of the U.S. publicly-traded stock market. Stocks included in the S&P 500 are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the United States, the S&P 500 is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 is weighted by its market capitalization. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of S&P 500 Index, it is subject to stock market risk. There is a risk that investment returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Although the S&P 500 Index represents about 80% of the market value of the entire stock market, large-capitalization stocks tend to go through cycles of doing better or worse than the stock market in general.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the S&P 500 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

          In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL S&P 500 Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL S&P 400 MID CAP INDEX FUND*

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund is to match the performance of the S&P 400(R) Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

Indexing offers a cost-effective investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. However, keep in mind that an index Fund has operating expenses and other practical investment considerations that a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in the stocks in the S&P 400(R) Index in proportion to their market capitalization weighting in the S&P 400. This approach is called "replication." When replicating a capitalization weighted index such as the S&P 400, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 in proportion to the weighting in the S&P 400. To the extent that the Fund seeks to replicate the S&P 400 using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 400 of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 400 performance. The Fund's ability to achieve significant correlation between the Fund and S&P 400 performance may be affected by changes in securities markets and changes in the composition of the S&P 400.

The Fund may invest in derivatives, to manage contract owner cash flows and equitize dividend accruals. The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5. The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly-traded stock market. Stocks included in the S&P 400 are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Historically, mid capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the S&P 400 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or large capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL SMALL CAP INDEX FUND*

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL Small Cap Index Fund is to match the performance of the Russell 2000(R) Index. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

Indexing offers a cost-effective investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. However, keep in mind that an index Fund has operating expenses and other practical investment considerations that a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000(R) Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 using sampling techniques, a close correlation between the Fund's performance and the performance of the Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives, to manage contract owner cash flows and equitize dividend accruals. The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5 The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation..

The Russell 2000 is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000(R) Index are excluded from the Russell 2000 Index. The Russell 2000 is recognized for its emphasis towards small and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000.)

The inclusion of a security in the Russell 2000 in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Historically, small to mid capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o INDEX INVESTING RISK. While the Russell 2000 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL Small Cap Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL INTERNATIONAL INDEX FUND*

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australiasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

Principal Investment Strategies. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R)1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

Indexing offers a cost-effective, sensible investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. The justifications for applying a low turnover indexing strategy for international stocks becomes even more apparent when accounting for the higher transaction costs that are associated with trading abroad.

Keep in mind that an index Fund has operating expenses and costs; a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE(R) Free Index or derivative securities economically related to the MSCI EAFE(R) Free Index. The Fund also may invest in equity future contracts and currency forwards (derivatives)

To implement this strategy, the Fund may invest up to 50% of the its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5.The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross-section of the international publicly traded stock markets. Stocks included in the Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing domestic companies.

          The Fund's uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL International Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL BOND INDEX FUND*

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation.

Indexing offers a cost-effective, sensible investment approach to gaining diversified market exposure and receiving competitive relative returns over the long term. However, keep in mind that an index Fund has operating expenses and costs; a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in fixed income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Index. Research and experience indicates that it is impractical to fully replicate most broad fixed income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's sub-adviser selects a basket of securities in order to match the important risk characteristics of the Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

Derivatives, such as futures or options on futures, are permitted within the Fund, however, the Fund's sub-adviser expects to make such investments only infrequently due to the liquidity provided within the Fund. However, because derivatives are permitted to be used to manage contract owner cash flows, the Fund is subjected to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule
4.5. The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Lehman Brothers Aggregate Index is comprised of investment grade, fixed rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $100 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody's Investors Service; (4) the rate must be fixed; and (5) the bond must be U.S. dollar denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer or the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL Bond Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

OPPENHEIMER/JNL GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,

     o    Companies that stand to benefit from global growth trends,

     o Businesses with strong competitive positions and high demand for their products or services,

     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

William L.Wilby, Senior Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1991. Mr. Wilby is a graduate of the United States Military Academy and holds an MA and PhD in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation.

OPPENHEIMER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

     o    Companies that are established and well-known in the marketplace

     o    Companies with above-average earnings growth

     o Companies in high-growth market sectors that are leaders within their sectors

     o Growth rates that the portfolio manager believes may be sustainable over time.

In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment grade debt securities . The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Bruce Bartlett, Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1995, prior to which he was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Bartlett holds a Bachelor of Science in microbiology and chemistry from the University of Michigan and an MBA from Grand Valley State University. He has earned the right to use the Chartered Financial Analyst designation.

PIMCO/JNL TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the PIMCO/JNL Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The average portfolio duration of the Fund normally varies within a three- to six -year time frame based on the sub-adviser's forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contacts or swap agreements, or in mortgage-or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-0.26%            11.75%            9.52%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 7.30% (2nd quarter of 2001) and its lowest quarterly return was -11.99% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ -------------------
                                                                             1 YEAR             LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ -------------------
PIMCO/JNL Total Return Bond Fund                                               9.52%                 6.87%
Lehman Brothers Aggregate Bond Index                                           8.44%                 6.51%
-------------------------------------------------------------------- ------------------------ -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PIMCO/JNL Total Return Bond Fund is Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is an investment counseling firm founded in 1971. PIMCO is indirectly owned and controlled by Allianz A.G.

William H. Gross, Managing Director of PIMCO, is responsible for the day-to-day management of the Fund. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

PPM AMERICA/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Balanced Fund is reasonable income, long-term capital growth and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies, but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities. However, the Fund may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

10.81%            18.43%            10.06%           -0.11%            8.25%            10.57%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 9.77% (2nd quarter of 1997) and its lowest quarterly return was -5.75% (3rd quarter of 1999).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------- --------------------------- -------------------- --------------------
                                                         1 YEAR                  5 YEAR            LIFE OF FUND*
---------------------------------------------- --------------------------- -------------------- --------------------
PPM America/JNL Balanced Fund                             10.57%                 9.27%               10.95%
S&P 500 Index                                            -11.20%                10.85%               14.38%
Lehman Brothers Aggregate Bond Index                       8.44%                 7.36%                7.18%
---------------------------------------------- --------------------------- -------------------- --------------------

Each of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL Balanced Fund invests primarily in common stocks and fixed-income securities The Fund may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Balanced Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM has supervised and managed the investment portfolio of the Fund since May 1, 1997.

PPM AMERICA/JNL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the PPM America/JNL High Yield Bond Fund is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. The Fund will invest under normal circumstances at least 80% of its total assets in "junk bonds," which are bonds rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality. However, the Fund will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones. In pursuing its secondary investment objective of capital appreciation, the Fund may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Fund may invest for this purpose up to 20% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          Treating high current income as its primary investment objective means that the Fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

12.90%            15.05%            3.84%            1.09%             -5.62%           5.67%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 5.71% (3rd quarter of 1997) and its lowest quarterly return was -4.58% (4th quarter of 2000).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------------- --------------- ------------------ ----------------------
                                                              1 YEAR           5 YEAR            LIFE OF FUND*
--------------------------------------------------------- --------------- ------------------ ----------------------
PPM America/JNL High Yield Bond Fund                           5.67%            3.79%                 5.70%
Lehman Brothers High Yield Index                               5.28%            3.24%                 5.35%
--------------------------------------------------------- --------------- ------------------ ----------------------

The Lehman Brothers High Yield Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL High Yield Bond Fund invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years. In addition to investing in securities of foreign issuers, the Fund may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Fund may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Fund may invest without limit in zero coupon bonds.

The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Fund may not be pursuing its investment objectives.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL High Yield Bond Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.87%             5.01%             4.99%            4.67%             5.83%            3.45%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60% (1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- ---------------- --------------------------- --------------------
                                                       1 YEAR                 5 YEAR               LIFE OF FUND*
-------------------------------------------------- ---------------- --------------------------- --------------------
PPM America/JNL Money Market Fund                        3.45%                4.78%                    4.84%
Merrill Lynch Treasury Bill Index (3 month)              4.42%                5.20%                    5.24%
-------------------------------------------------- ---------------- --------------------------- --------------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

PUTNAM/JNL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.81%            21.88%            34.93%           29.41%            -17.85%          -25.01%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -19.58% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 YEAR                 5 YEAR     LIFE OF FUND*
---------------------------------------------------------- ------------------ ------------------ -----------------
Putnam/JNL Equity Fund                                         -25.01%                5.56%          11.96%
S&P 500 Index                                                  -11.20%            10.85%             14.38%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents,. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed but the U.S. Core Equity Team at Putnam. The team is headed by Justin M. Scott, Managing Director and Chief Investment Officer of the Group. Mr. Scott joined Putnam in 1988 as Portfolio Manager in the International Equity Group. Prior to that, Mr. Scott was Executive Director and Portfolio Manager with Lazard Investors Ltd.

PUTNAM/JNL   INTERNATIONAL   EQUITY  FUND   (FORMERLY  THE  T.  ROWE   PRICE/JNL
INTERNATIONAL EQUITY INVESTMENT FUND)

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The sub-adviser selects stocks through a bottom up process, using its valuation approach to identify significantly mispriced companies. Its expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature) or the current market environment. The sub-adviser begins by screening its international stock database of over 5,500 non-U.S. companies to identify those companies with a positive valuation indicator (price to book relative to return on equity). Stocks passing this initial valuation screen are then subjected to a rigorous process. The decision to purchase a stock is based on the combined judgment of the sub-adviser's Core International Equity portfolio managers, and their decision must be unanimous. A representative of the sub-adviser typically visits all companies before a purchase decision is finalized.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31(RESULTS ACHIEVED BY PRIOR SUB-ADVISER)

13.91%            2.65%             14.43%           32.11%            -13.99%          -20.29%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -14.12% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- -------------------- -------------------
                                                          1 YEAR                  5 YEAR           LIFE OF FUND*
----------------------------------------------- --------------------------- -------------------- -------------------
Putnam/JNL International Equity Fund                     -20.29%                   1.25%                4.02%
Morgan Stanley Europe and Australia, Far East            -22.61%                  -0.18%                1.33%
Equity Index
----------------------------------------------- --------------------------- -------------------- -------------------

The Morgan Stanley Europe and Australia, Far East Equity Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL International Equity Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Core International Equity team at Putnam. The team is headed by Omid Kamshad, Managing Director and Chief Investment Officer of the group. Mr. Kamshad has been employed by Putnam since 1996. Prior to January 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was employed at Baring Asset Management Company.

PUTNAM/JNL MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its total assets in common stocks of U.S. mid-capitalization companies, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Growth stocks are issued by companies whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth in a company's earnings may lead to an increase in the price of its stock. The 80% limitation will apply to investments in mid-capitalization companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small and mid-size companies generally involves greater risks than investing in larger more established ones.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may go up and down more than equity securities of larger, more-established companies, but they offer the possibility of more rapid growth. Additionally, mid-capitalization stocks tend to be less volatile than small company stocks.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-26.97%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- --------------------
                                                          1 YEAR               LIFE OF FUND*
----------------------------------------------- --------------------------- --------------------
Putnam/JNL Midcap Growth Fund                            -26.97%                 -17.64%
Russell Mid Cap Growth Index                             -20.35%                 -23.99%
----------------------------------------------- --------------------------- --------------------

The S&P 400 Mid Cap Index is a broad-based, unmanaged index.
*  The Fund began operations on May 1, 2000.


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Midcap Equity Growth team at Putnam. The team is headed by Eric M. Wetlaufer, Managing Director and Chief Investment Officer for the group. Mr. Wetlaufer has been with Putnam since 1997. Prior to 1997 Mr. Wetlaufer was with Cadence Capital Management.

PUTNAM/JNL VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The Putnam/JNL Value Equity Fund invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

24.33%            21.82%            12.48%           -1.04%            6.96%            -6.32%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -15.05% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------- ------------------------- --------------------- ---------------------
                                                        1 YEAR                  5 YEAR            LIFE OF FUND*
---------------------------------------------- ------------------------- --------------------- ---------------------
Putnam/JNL Value Equity Fund                           -6.32%                   6.32%                11.59%
S&P 500 Index                                         -11.20%                  10.85%                14.38%
---------------------------------------------- ------------------------- --------------------- ---------------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. The team is headed by Deborah F. Kuenstner, CFA, Managing Director and Chief Investment Officer of the group. In this role, she heads the team managing large-cap value equity portfolios for retail and institutional clients. Ms. Kuenstner joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. In 1998, she was promoted to Chief Investment Officer of the International Value Equities team. A Chartered Financial Analyst, Ms. Kuenstner has 20 years of investment experience. Before joining Putnam, Ms. Kuenstner was a Senior Portfolio Manager of International Equities from 1989 through 1997 at DuPont Pension Fund Investment.

S&P/JNL CONSERVATIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Conservative Growth Fund I is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Conservative Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 55% to 65% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 40% to Underlying Funds that invest primarily in fixed-income securities and 0% to 10% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

19.52%   -1.55%   -4.78%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                             1 YEAR               LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Conservative Growth Fund I                                            -4.78%                  4.37%
Lehman Brothers Aggregate Bond Index                                           8.44%                  6.89%
S&P 500 Index                                                                -11.20%                  2.41%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 60% of the equity investments and the Lehman Bond Aggregate Index represents 40% of the fixed-income investments of the Fund.

* The Fund began operations on April 9, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Conservative Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL MODERATE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Moderate Growth Fund I is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Moderate Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Janus/JNL Global Equities Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 70% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 30% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.74%   -4.35%   -7.34%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Moderate Growth Fund I                                                 -7.34%                 4.86%
Lehman Brothers Aggregate Bond Index                                            8.44%                 6.89%
S&P 500 Index                                                                 -11.20%                 2.64%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 75% of the equity investments and the Lehman Bond Aggregate Index represents 25% of the fixed-income investments of the Fund.

* The Fund began operations on April 8, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Moderate Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL AGGRESSIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Aggressive Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Aggressive Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth primarily through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve capital growth secondarily through its investment in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 85% to 95% of its assets to Underlying Funds that invest primarily in equity securities and 5% to 15% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

35.38%   -9.37%   -10.58%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 22.84% (4th quarter of 1999) and its lowest quarterly return was -15.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Aggressive Growth Fund I                                              -10.58%                 4.85%
Lehman Brothers Aggregate Bond Index                                            8.44%                 6.89%
S&P 500 Index                                                                 -11.20%                 2.64%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 90% of the equity investments and the Lehman Bond Aggregate Index represents 10% of the fixed-income investments of the Fund.

* The Fund began operations on April 8, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Aggressive Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL VERY AGGRESSIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Very Aggressive Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Very Aggressive Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Fund that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates up to 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

48.86%   -17.16%  -13.73%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Very Aggressive Growth Fund I                                         -13.73%                 4.75%
S&P 500 Index                                                                 -11.20%                 2.47%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 1, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Very Aggressive Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL EQUITY GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Equity Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which S&P/JNL Equity Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Fund that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

43.19%   -14.06%  -14.31%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 27.60% (4th quarter of 1999) and its lowest quarterly return was -17.63% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Equity Growth Fund I                                                  -14.31%                 3.14%
S&P 500 Index                                                                 -11.20%                 2.44%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Equity Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL EQUITY AGGRESSIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Equity Aggressive Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which S&P/JNL Equity Aggressive Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging market may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

45.25%   -15.27%  -13.69%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 28.62% (4th quarter of 1999) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                             1 YEAR            LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Equity Aggressive Growth Fund I                                      -13.69%                  3.63%
S&P 500 Index                                                                -11.20%                  2.21%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund. * The Fund began operations on April 15, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Equity Aggressive Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

SALOMON BROTHERS/JNL GLOBAL BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the Salomon Brothers/JNL Global Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Fund invests under normal circumstances at least 80% of its total assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund does not currently intend to invest more than 75% of assets in medium or lower rated securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

14.39%            10.66%            2.46%            1.87%             7.28%            6.71%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 14.70% (2nd quarter of 2001) and its lowest quarterly return was -13.34% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- -------------------- --------------------- --------------------
                                                        1 YEAR                5 YEAR            LIFE OF FUND*
------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Fund                    6.71%                5.74%               7.54%
Salomon Smith Barney Broad Investment Grade              8.52%                7.43%               7.52%
Index
------------------------------------------------- -------------------- --------------------- --------------------

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Global Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

In connection with SBAM's service as sub-adviser to the Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SBAM. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Fund. Mr. Scott joined SBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its total assets in:

     (i)  U.S. Treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

     (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage -backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities , depending on their structure and the rate of prepayments, can be volatile. Some mortgage backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

2.58%             9.16%             9.40%            -2.50%            11.50%           6.92%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 6.26% (3rd quarter of 2001) and its lowest quarterly return was -14.23% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 YEAR           5 YEAR        LIFE OF FUND*
------------------------------------------------------------- ----------------- --------------- ------------------
Salomon Brothers/JNL U.S. Government & Quality Bond Fund             6.92%          6.77%            6.54%
Salomon Brothers Treasury Index                                      6.73%          7.22%            7.26%
------------------------------------------------------------- ----------------- --------------- ------------------

The Salomon Brothers Treasury Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

T. ROWE PRICE/JNL ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

22.59%            29.47%            27.78%           21.77%            -0.34%           -10.23%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -14.86% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- ---------------------- -------------------- -------------------
                                                           1 YEAR                5 YEAR           LIFE OF FUND*
--------------------------------------------------- ---------------------- -------------------- -------------------
T. Rowe Price/JNL Established Growth Fund                 -10.23%                12.49%               16.03%
S&P 500 Index                                             -11.20%                10.85%               14.38%
--------------------------------------------------- ---------------------- -------------------- -------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The T. Rowe Price/JNL Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith joined T. Rowe in 1992 and has been managing investments since 1987. Mr. Smith has had responsibility for the day-to-day management of the Fund since February 21, 1997.

T. ROWE PRICE/JNL MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-capitalization) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

The sub-adviser relies on its proprietary research to identify mid-capitalization companies with attractive growth prospects. The Fund seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average; (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) have stock prices the sub-adviser believes are undervalued in the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

23.47%            18.21%            21.49%           24.01%            7.16%            -1.49%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------- ----------------- ------------- --------------------
                                                                    1 YEAR          5 YEAR        LIFE OF FUND*
-------------------------------------------------------------- ----------------- ------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                               -1.49%          13.44%         18.00%
S&P MidCap 400 Index                                                -0.16%          17.57%         17.29%
-------------------------------------------------------------- ----------------- ------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian W. Berghuis, Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985 and has had day-to-day responsibility for managing the Fund since the inception of the Fund.

T. ROWE PRICE/JNL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's sub-adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include smaller companies. In selecting investments, the sub-adviser generally looks for the following:

     o low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    low stock price relative to a company's underlying asset values;

     o    a plan to improve the business through restructuring; and

     o    a sound balance sheet and other positive financial characteristics.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may
          also  cause  a  stock's  price  to  fall.   Investing  in  small-  and
          medium-company stocks generally involves greater risks, and are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

0.78%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 11.26% (4th quarter of 2001) and its lowest quarterly return was -13.17% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------- ----------------- -------------------
                                                                    1 YEAR         LIFE OF FUND*
-------------------------------------------------------------- ----------------- -------------------
T. Rowe Price/JNL Value Fund                                         0.78%            7.82%
Russell 1000 Value Index                                            -7.39%           -1.57%
-------------------------------------------------------------- ----------------- -------------------

The Lipper Multi Cap Value Index is a broad-based, unmanaged index. * The Fund began operations on May 1, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    futures and options

     o    preferred stocks

     o    convertible securities and warrants

     o    fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds"

     o hybrid instruments which combine the characteristics of securities, futures and options

     o    private placements

If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian C. Rogers, Committee Chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                         Advisory Fee (Annual Rate
                                                                                              Based on Average Net
Fund                                           Assets                                         Assets of each Fund)
---------------------------------------------- ----------------------------------- ---------------------------------
AIM/JNL Large Cap Growth Fund                  $0 to $300 million                                             1.00%
                                               Over $300 million                                               .95%

AIM/JNL Small Cap Growth Fund                  $0 to $300 million                                             1.05%
                                               Over $300 million                                              1.00%

AIM/JNL Premier Equity II Fund                 $0 to $300 million                                              .95%
                                               Over $300 million                                               .90%

Alger/JNL Growth Fund                          $0 to $300 million                                             .975%
                                               $300 million to $500 million                                    .95%
                                               Over $500 million                                               .90%

Alliance Capital/JNL Growth Fund               $0 to $250 million                                             .775%
                                               Over $250 million                                               .70%

Eagle/JNL Core Equity Fund                     $0 to $50 million                                               .90%
                                               $50 million to $300 million                                     .85%
                                               Over $300 million                                               .75%

Eagle/JNL SmallCap Equity Fund                 $0 to $150 million                                              .95%
                                               $150 million to $500 million                                    .90%
                                               Over $500 million                                               .85%

J.P. Morgan/JNL Enhanced S&P 500 Stock Index   $0 to $25 million                                               .80%
Fund                                           Over $25 million                                                .75%

Janus/JNL Aggressive Growth Fund               $0 to $150 million                                              .95%
                                               $150 million to $300 million                                    .90%
                                               Over $300 million                                               .85%

Janus/JNL Balanced Fund                        $0 to $300 million                                              .95%
                                               Over $300 million                                               .90%

Janus/JNL Capital Growth Fund                  $0 to $150 million                                              .95%
                                               $150 million to $300 million                                    .90%
                                               Over $300 million                                               .85%

Janus/JNL Global Equities Fund                 $0 to $150 million                                             1.00%
                                               $150 million to $300 million                                    .95%
                                               Over $300 million                                               .90%


Lazard/JNL Mid Cap Value Fund                  $0 to $150 million                                             .975%
                                               $150 million to $300 million                                   .925%
                                               Over $300 million                                               .90%

Lazard/JNL Small Cap Value Fund                $0 to $50 million                                              1.05%
                                               $50 million to $150 million                                    1.00%
                                               $150 million to $300 million                                   .975%
                                               Over $300 million                                              .925%

Mellon Capital Management/JNL S&P 500 Index    $0 to $500  million                                             .50%
Fund                                           Over $500 million                                               .45%

Mellon Capital Management/JNL S&P 400 Mid      $0 to $500 million                                              .50%
Cap Index Fund                                 Over $500 million                                               .45%

Mellon Capital Management/JNL Small Cap        $0 to $500 million                                              .50%
Index Fund                                     Over $500 million                                               .45%

Mellon Capital Management/JNL International    $0 to $500 million                                              .50%
Index Fund                                     Over $500 million                                               .45%

Mellon Capital Management/JNL Bond Index Fund  $0 to $500 million                                              .50%
                                               Over $500 million                                               .45%

Oppenheimer/JNL Global Growth Fund             $0 to $300 million                                              .90%
                                               Over $300 million                                               .80%

Oppenheimer/JNL Growth Fund                    $0 to $300 million                                              .90%
                                               Over $300 million                                               .80%

PIMCO/JNL Total Return Bond Fund               All assets                                                      .70%

PPM America/JNL Balanced Fund                  $0 to $50 million                                               .75%
                                               $50 million to $150 million                                     .70%
                                               $150 million to $300 million                                   .675%
                                               $300 million to $500 million                                    .65%
                                               Over $500 million                                              .625%

PPM America/JNL High Yield Bond Fund           $0 to $50 million                                               .75%
                                               $50 million to $150 million                                     .70%
                                               $150 million to $300 million                                   .675%
                                               $300 million to $500 million                                    .65%
                                               Over $500 million                                              .625%

PPM America/JNL Money Market Fund              $0 to $150 million                                              .60%
                                               $150 million to $300 million                                   .575%
                                               $300 million to $500 million                                    .55%
                                               Over $500 million                                              .525%

Putnam/JNL Equity Fund                         $0 to $150 million                                              .90%
                                               $150 million to $300 million                                    .85%
                                               Over $300 million                                               .80%

Putnam/JNL International Equity Fund           $0 to $50 million                                              1.10%
                                               $50 million to $150 million                                    1.05%
                                               $150 million to $300 million                                   1.00%
                                               $300 million to $500 million                                    .95%
                                               Over $500 million                                               .90%

Putnam/JNL Midcap Growth Fund                  $0 to $300 million                                              .95%
                                               Over $300 million                                               .90%

Putnam/JNL Value Equity Fund                   $0 to $150 million                                              .90%
                                               $150 million to $300 million                                    .85%
                                               Over $300 million                                               .80%

S&P/JNL Conservative Growth Fund I             $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

S&P/JNL Moderate Growth Fund I                 $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

S&P/JNL Aggressive Growth Fund I               $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

S&P/JNL Very Aggressive Growth Fund I          $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

S&P/JNL Equity Growth Fund I                   $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

S&P/JNL Equity Aggressive Growth Fund I        $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

Salomon Brothers/JNL Global Bond Fund          $0 to $150 million                                              .85%
                                               $150 million to $500 million                                    .80%
                                               Over $500 million                                               .75%

Salomon Brothers/JNL U.S. Government &         $0 to $150 million                                              .70%
Quality Bond Fund                              $150 million to $300 million                                    .65%
                                               $300 million to $500 million                                    .60%
                                               Over $500 million                                               .55%

T. Rowe Price/JNL Established Growth Fund      $0 to $150 million                                              .85%
                                               Over $150 million                                               .80%

T. Rowe Price/JNL Mid-Cap Growth Fund          $0 to $150 million                                              .95%
                                               Over $150 million                                               .90%

T. Rowe Price/JNL Value Fund                   $0 to $300 million                                              .90%
                                               Over $300 million                                               .85%
---------------------------------------------- ----------------------------------- ---------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to JNAM for implementation. Each sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the Oppenheimer/JNL Global Growth Fund, the Mellon Capital Management/JNL International Index Fund and the several S&P/JNL Funds, pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. The Oppenheimer/JNL Global Growth Fund and the Mellon Capital Management/JNL International Index Fund pay an Administrative Fee of .15%. The S&P/JNL Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           BROKERAGE ENHANCEMENT PLAN

All Funds of the Trust except the PPM America/JNL Money Market Fund and each of the S&P/JNL Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).


The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. The duty of best price and execution still applies to these transactions.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund of the Trust to inure to the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Trust. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.



                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLP.




































                                       122

--------
* The J.P. Morgan/JNL Enhanced S&P 500 (R) Stock Index Fund (the "Fund") is not available as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, and the S&P/JNL Equity Aggressive Growth Fund I.

* The Janus/JNL Global Equities Fund (the "Fund") has been closed to new contract holders since September 1, 2000. The Fund is still available to contract holders who purchased their contract prior to September 1, 2000, even if the contract holder does not have a current allocation in the Fund. The Fund is also available to both new and existing contract holders as an underlying Fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I, the S&P/JNL Equity Aggressive Growth Fund I, the S&P/JNL Conservative Growth Fund II, the S&P/JNL Moderate Growth Fund II, the S&P/JNL Aggressive Growth Fund II, the S&P/JNL Very Aggressive Growth Fund II, the S&P/JNL Equity Growth Fund II, the S&P/JNL Equity Aggressive Growth Fund II, the S&P/JNL Conservative Growth Fund, the S&P/JNL Moderate Growth Fund and the S&P/JNL Aggressive Growth Fund.

* The Mellon Capital Management/JNL S&P 500 Index Fund (the "Fund") is not available as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, and the S&P/JNL Equity Aggressive Growth Fund I.

* The Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund (the "Fund") is not available as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, and the S&P/JNL Equity Aggressive Growth Fund I.

* The Mellon Capital Management/JNL Small Cap Index Fund (the "Fund") is not available as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, and the S&P/JNL Equity Aggressive Growth Fund I.

* The Mellon Capital Management/JNL International Index Fund (the "Fund") is not available as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, and the S&P/JNL Equity Aggressive Growth Fund I.

1 MSCI EAFE(R)is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

* The Mellon Capital Management/JNL Bond Index Fund (the "Fund") is not available as an investment option. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, and the S&P/JNL Equity Aggressive Growth Fund I.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01 $   10.00   $      -        $   0.97       $ 0.97      $    -              $    -              $   -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01     10.00      (0.01)           1.61         1.60           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01     10.00          -            1.05         1.05           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01            18.58      (0.04)         (2.18)        (2.22)          -               (0.03)                 -
  12/31/00            22.91      (0.01)         (3.08)        (3.09)          -               (1.24)                 -
  12/31/99            18.95      (0.03)          6.42          6.39           -               (2.43)                 -
  12/31/98            13.56          -           6.20          6.20           -               (0.81)                 -
  12/31/97            11.16      (0.01)          2.93          2.92           -               (0.52)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01            13.55          -          (1.97)        (1.97)      (0.01)                  -                  -
  12/31/00            16.64          -          (2.93)        (2.93)          -               (0.16)                 -
  12/31/99            13.28      (0.01)          3.76          3.75           -               (0.39)                 -
3/02(a)-12/31/98      10.00      (0.01)          3.29          3.28           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY SERIES

  12/31/01            16.21       0.07          (1.67)        (1.60)      (0.07)              (0.01)                 -
  12/31/00            18.47       0.08          (0.08)            -       (0.09)              (2.17)                 -
  12/31/99            15.91       0.11           3.63          3.74       (0.11)              (1.07)                 -
  12/31/98            13.75       0.10           2.17          2.27       (0.09)              (0.02)                 -
  12/31/97            10.62       0.08           3.35          3.43       (0.08)              (0.22)                 -
---------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01            14.20      (0.41)          1.97          1.56           -               (0.21)                 -
  12/31/00            16.97      (0.04)         (2.23)        (2.27)          -               (0.50)                 -
  12/31/99            14.82      (0.04)          2.88          2.84           -               (0.69)                 -
  12/31/98            14.73      (0.06)          0.23          0.17           -               (0.08)                 -
  12/31/97            11.54      (0.07)          3.26          3.19           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01             9.34       0.03          (1.13)        (1.10)      (0.03)                  -                  -
  12/31/00            10.58       0.04          (1.24)        (1.20)      (0.03)              (0.01)                 -
5/16(a)-12/31/99      10.00       0.03           0.65          0.68       (0.03)              (0.07)                 -

----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01  $ 10.97       9.70 %    $   6,058       14.93%       1.10 %      (0.26)%       1.32 %        (0.48)%
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01    11.60      16.00          7,665        3.86        1.15        (0.74)        1.24          (0.83)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01    11.05      10.50         14,101        5.81        1.05        (0.04)        1.26          (0.25)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01           16.33     (11.97)       341,162       86.80        1.07        (0.23)         n/a           n/a
  12/31/00           18.58     (13.44)       459,577       88.34        1.07        (0.03)         n/a           n/a
  12/31/99           22.91      33.80        400,639      122.58        1.07        (0.22)         n/a           n/a
  12/31/98           18.95      45.66        164,948      121.39        1.06        (0.02)        1.06         (0.02)
  12/31/97           13.56      26.20         85,877      125.44        1.10        (0.07)        1.10         (0.07)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01           11.57     (14.57)       140,511       65.21        0.87         0.05         0.90          0.02
  12/31/00           13.55     (17.59)        92,981       47.01        0.87         0.01          n/a           n/a
  12/31/99           16.64      28.23         18,256       51.15        0.88        (0.07)         n/a           n/a
3/02(a)-12/31/98     13.28      32.80          4,573      136.69        0.93        (0.08)        2.13         (1.28)
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY SERIES

  12/31/01           14.53      (9.83)       174,813      102.56        0.97         0.58         0.99          0.56
  12/31/00           16.21       0.28        146,888      192.40        0.97         0.57          n/a           n/a
  12/31/99           18.47      23.55         95,329      124.71        0.99         0.97          n/a           n/a
  12/31/98           15.91      16.54         37,169       67.04        1.05         1.07         1.17          0.95
  12/31/97           13.75      32.35         11,896       51.48        1.05         1.00         1.54          0.51
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01           15.55      11.00        112,967       65.36        1.05         0.31         1.07          0.29
  12/31/00           14.20     (13.25)        77,200       89.43        1.05        (0.30)         n/a           n/a
  12/31/99           16.97      19.27         61,504       61.69        1.05        (0.35)         n/a           n/a
  12/31/98           14.82       1.18         34,953       51.90        1.10        (0.42)        1.17         (0.49)
  12/31/97           14.73      27.64         13,493       60.78        1.10        (0.54)        1.51         (0.95)
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01            8.21     (11.78)        31,415        55.97       0.90         0.44          n/a           n/a
  12/31/00            9.34     (11.38)        22,622        57.14       0.90         0.56          n/a           n/a
5/16(a)-12/31/99     10.58        6.85         5,341        34.39       0.90         0.56          n/a           n/a

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS BALANCED SERIES

  12/31/01            9.69        0.21         (0.65)           (0.44)       (0.20)                    -            -
5/01(a)-12/31/00     10.00        0.11         (0.31)           (0.20)       (0.11)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01           23.55       (0.11)        (9.35)           (9.46)           -                 (0.26)           -
  12/31/00           43.62       (0.20)       (14.90)          (15.10)           -                 (4.97)           -
  12/31/99           20.73       (0.13)        25.85            25.72            -                 (2.83)           -
  12/31/98           16.50       (0.12)         5.92             5.80            -                 (1.57)           -
  12/31/97           14.46       (0.06)         2.23             2.17        (0.02)                (0.04)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01           25.97        0.08         (6.19)           (6.11)       (0.35)                (0.03)           -
  12/31/00           35.69        0.07         (6.55)           (6.48)       (0.59)                (2.65)           -
  12/31/99           22.11           -         14.27            14.27            -                 (0.69)           -
  12/31/98           17.48        0.04          4.66             4.70        (0.07)                    -            -
  12/31/97           15.20        0.07          2.84             2.91            -                 (0.63)           -
-----------------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     10.00        0.03         (0.76)           (0.73)           -                     -            -
-----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS BALANCED SERIES

  12/31/01           9.05        (4.49)        72,281    105.66          1.05      2.48          1.06        2.47
5/01(a)-12/31/00     9.69        (2.00)        44,294     41.10          1.05      2.42           n/a         n/a

----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01          13.83       (40.19)       260,726     96.69          1.01     (0.61)         1.03       (0.63)
  12/31/00          23.55       (34.74)       496,830    110.81          0.99     (0.67)          n/a         n/a
  12/31/99          43.62       124.19        509,086    102.26          1.03     (0.75)          n/a         n/a
  12/31/98          20.73        35.16        111,037    128.95          1.09     (0.68)         1.09       (0.68)
  12/31/97          16.50        15.01         73,749    131.43          1.10     (0.30)         1.11       (0.31)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01          19.48       (23.50)       389,796     93.37          1.05      0.42          1.06        0.41
  12/31/00          25.97       (18.28)       665,187     65.56          1.03      0.03           n/a         n/a
  12/31/99          35.69        64.58        597,241     61.60          1.06      0.01           n/a         n/a
  12/31/98          22.11        26.87        240,385     81.46          1.14      0.13          1.30       (0.03)
  12/31/97          17.48        19.12        151,050     97.21          1.15      0.33          1.37        0.11
-----------------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     9.27        (7.30)        59,841     44.80          1.05      0.54           n/a         n/a
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 10.00     $ 0.01         $ (0.59)       $ (0.58)    $(0.01)               $ -                $ -
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01           10.29       0.30            0.68           0.98      (0.28)             (0.33)                 -
  12/31/00            9.64       0.45            0.68           1.13      (0.47)             (0.01)                 -
  12/31/99           10.16       0.49           (0.52)         (0.03)     (0.49)                 -                  -
3/02(a)-12/31/98     10.00       0.31            0.26           0.57      (0.31)             (0.10)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01           22.91      (0.01)          (5.72)         (5.73)         -                  -                  -
  12/31/00           28.45      (0.05)          (5.03)         (5.08)         -              (0.46)                 -
  12/31/99           22.88      (0.04)           6.76           6.72          -              (1.15)                 -
  12/31/98           16.99      (0.01)           5.94           5.93      (0.01)             (0.03)                 -
  12/31/97           14.21       0.04            3.07           3.11      (0.02)             (0.31)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01            9.90      (0.05)          (2.62)         (2.67)         -                  -                  -
5/01(a)-12/31/00     10.00          -           (0.10)         (0.10)         -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01           17.78       0.15           (1.27)         (1.12)     (0.16)                 -                  -
  12/31/00           16.78       0.16            1.00           1.16      (0.16)                 -                  -
  12/31/99           18.24       0.19           (0.38)         (0.19)     (0.20)             (1.07)                 -
  12/31/98           16.82       0.16            1.94           2.10      (0.16)             (0.52)                 -
  12/31/97           14.50       0.13            3.03           3.16      (0.13)             (0.71)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00            9.63       0.03            2.40           2.43      (0.03)             (0.28)                 -
  12/31/99            9.21       0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 9.41        (5.82)%     13,557         58.88%       1.00 %       0.17 %        n/a          n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01          10.66         9.52       54,851         112.25       0.80         4.35          n/a          n/a
  12/31/00          10.29        11.75       21,715         221.61       0.93 (d)     5.98          n/a          n/a
  12/31/99           9.64        (0.26)       9,451          91.12       0.80         5.41          n/a          n/a
3/02(a)-12/31/98    10.16        (5.70)       6,133         269.16       0.85         4.95         1.57         4.23
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01          17.18       (25.01)     282,049          91.77       0.96         0.07         0.99         0.04
  12/31/00          22.91       (17.85)     497,299          77.67       0.94        (0.22)        0.95        (0.23)
  12/31/99          28.45        29.41      454,393          74.67       0.97        (0.21)         n/a          n/a
  12/31/98          22.88        34.93      182,097          70.55       1.01        (0.07)        1.01        (0.07)
  12/31/97          16.99        21.88       83,612         194.81       1.13         0.31         1.13         0.31
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01           7.23       (26.97)      29,541         211.61       1.05        (0.46)        1.09        (0.50)
5/01(a)-12/31/00     9.90        (1.00)      46,122          58.67       1.05        (0.09)        1.06        (0.10)
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01          16.50        (6.32)     347,246          82.54       0.96         0.89         0.99         0.86
  12/31/00          17.78         6.96      422,750          86.43       0.96         1.05         0.97         1.04
  12/31/99          16.78        (1.04)     319,454          72.23       0.98         1.19          n/a          n/a
  12/31/98          18.24        12.48      195,936          77.80       1.01         1.06         1.01         1.06
  12/31/97          16.82        21.82      108,565         112.54       1.03         1.43         1.09         1.37
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01          11.97        13.24       26,886         143.12       1.07         0.65         1.20         0.52
  12/31/00          11.75        25.37       15,478         134.53       1.07         0.37          n/a          n/a
  12/31/99           9.63         4.77        6,394         118.56       1.08         0.25          n/a          n/a
3/02(a)-12/31/98     9.21        (7.64)       4,731          70.72       1.13         0.34         1.85        (0.38)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01        $  10.28      $ 0.02         $ 1.77         $ 1.79      $ (0.02)              $ (0.65)         $     -
  12/31/00            8.84        0.02           1.45           1.47        (0.03)                    -                -
  12/31/99            8.70        0.03           0.14           0.17        (0.03)                    -                -
3/02(a)-12/31/98     10.00       (0.01)         (1.28)         (1.29)           -                     -            (0.01)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           13.13        0.41           0.98           1.39        (0.44)                (0.08)               -
  12/31/00           12.60        0.50           0.52           1.02        (0.46)                (0.03)               -
  12/31/99           13.48        0.44          (0.45)         (0.01)       (0.44)                (0.43)               -
  12/31/98           13.06        0.47           0.84           1.31        (0.47)                (0.42)               -
  12/31/97           11.92        0.36           1.83           2.19        (0.36)                (0.69)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.60        0.79          (0.30)          0.49        (0.80)                    -                -
  12/31/00           10.13        0.98          (1.55)         (0.57)       (0.96)                    -                -
  12/31/99           10.89        0.88          (0.76)          0.12        (0.88)                    -                -
  12/31/98           11.48        0.91          (0.47)          0.44        (0.91)                (0.12)               -
  12/31/97           10.67        0.59           1.02           1.61        (0.59)                (0.21)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           14.00        10.57      212,196        42.38      0.81          3.28           n/a           n/a
  12/31/00           13.13         8.25      155,270        25.76      0.82          4.02           n/a           n/a
  12/31/99           12.60        (0.11)     143,012        35.02      0.82          3.71           n/a           n/a
  12/31/98           13.48        10.06       95,974        33.74      0.85          3.87          0.85          3.87
  12/31/97           13.06        18.43       59,694       160.88      0.93          3.72          0.84          3.71
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.29         5.67      160,781        41.24      0.81          8.68           n/a           n/a
  12/31/00            8.60        (5.62)     144,516        62.41      0.82         10.06           n/a           n/a
  12/31/99           10.13         1.09      147,023        61.03      0.82          9.22           n/a           n/a
  12/31/98           10.89         3.84      101,485       129.85      0.83          8.62          0.83          8.62
  12/31/97           11.48        15.05       62,712       189.25      0.90          8.15          0.90          8.15
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01        $    7.67    $ 0.65         $ (0.24)        $ 0.41     $ (0.66)             $    -               $ -
  12/31/00             8.71      0.64           (1.05)         (0.41)      (0.63)                  -                 -
  12/31/99             9.59      0.71           (0.88)         (0.17)      (0.71)                  -                 -
3/02(a)-12/31/98      10.00      0.54           (0.41)          0.13       (0.54)                  -                 -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01            10.96      0.50            0.25           0.75       (0.49)              (0.05)                -
  12/31/00            10.36      0.60            0.59           1.19       (0.59)                  -                 -
  12/31/99            11.15      0.51           (0.79)         (0.28)      (0.51)                  -                 -
  12/31/98            10.69      0.41            0.60           1.01       (0.41)              (0.14)                -
  12/31/97            10.20      0.44            0.49           0.93       (0.42)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01            18.74      0.02           (1.94)         (1.92)          -               (0.04)                -
  12/31/00            21.70         -           (0.11)         (0.11)      (0.01)              (2.84)                -
  12/31/99            19.06      0.03            4.12           4.15       (0.03)              (1.48)                -
  12/31/98            15.62      0.05            4.29           4.34       (0.06)              (0.84)                -
  12/31/97            12.56      0.06            3.64           3.70       (0.03)              (0.61)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL VALUE SERIES

  12/31/01            11.14      0.08            0.01           0.09       (0.08)              (0.04)                -
5/01(a)-12/31/00      10.00      0.09            1.16           1.25       (0.09)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01          $ 7.42         5.33 %   $ 20,220        48.73%      0.90 %       8.54 %         n/a            n/a
  12/31/00            7.67        (4.67)      16,437        35.52       0.90         9.17           n/a            n/a
  12/31/99            8.71        (1.76)      10,690        31.39       0.90         8.74           n/a            n/a
3/02(a)-12/31/98      9.59         1.32        7,388        37.45       0.95         7.80          1.39           7.36
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01           11.17         6.92      226,275        69.10       0.82 (d)     5.09           n/a            n/a
  12/31/00           10.96        11.50      138,122        49.09       0.80         6.06           n/a            n/a
  12/31/99           10.36        (2.50)     106,329       122.72       0.80         5.45           n/a            n/a
  12/31/98           11.15         9.40       63,785       429.70       1.28         5.33          1.29           5.32
  12/31/97           10.69         9.16       25,389       378.59       0.94         5.99          1.05           5.88
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01           16.78       (10.23)     474,105        63.38       0.92         0.12          1.03           0.01
  12/31/00           18.74        (0.34)     411,855        77.19       0.92         0.03          0.92           0.02
  12/31/99           21.70        21.77      351,338        61.45       0.93         0.16           n/a            n/a
  12/31/98           19.06        27.78      216,599        54.93       0.95         0.38          0.95           0.38
  12/31/97           15.62        29.47      124,022        47.06       0.98         0.43          0.98           0.43
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL VALUE SERIES

  12/31/01           11.11         0.78      216,408        42.29       1.00         0.93          1.02           0.91
5/01(a)-12/31/00     11.14        12.54       26,446        44.84       1.00         1.47          1.01           1.46
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/S&P CONSERVATIVE GROWTH SERIES I

  12/31/01           11.83       0.08          (0.65)         (0.57)        (0.34)               (0.38)             -
  12/31/00           12.45       0.11          (0.31)         (0.20)        (0.23)               (0.19)             -
  12/31/99           10.47      (0.06)          2.10           2.04         (0.06)                   -              -
4/09(a)-12/31/98     10.00       0.38           0.09           0.47             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES I

  12/31/01           12.37       0.01          (0.92)         (0.91)        (0.32)               (0.44)             -
  12/31/00           13.42       0.03          (0.62)         (0.59)        (0.21)               (0.25)             -
  12/31/99           10.63      (0.11)          2.95           2.84         (0.05)                   -              -
4/09(a)-12/31/98     10.00       0.36           0.27           0.63             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES I

  12/31/01           12.86       0.02          (1.38)         (1.36)        (0.35)               (0.70)             -
  12/31/00           14.69      (0.10)         (1.28)         (1.38)        (0.17)               (0.28)             -
  12/31/99           10.88      (0.15)          4.00           3.85         (0.04)                   -              -
4/09(a)-12/31/98     10.00       0.27           0.61           0.88             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

  12/31/01           13.08      (0.04)         (1.76)         (1.80)        (0.28)               (1.07)             -
  12/31/00           16.61      (0.29)         (2.56)         (2.85)        (0.18)               (0.50)             -
  12/31/99           11.19      (0.21)          5.68           5.47         (0.04)               (0.01)             -
4/09(a)-12/31/98     10.00       0.24           0.95           1.19             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES I

  12/31/01           12.59      (0.06)         (1.73)         (1.79)        (0.26)               (0.81)             -
  12/31/00           15.21      (0.18)         (1.96)         (2.14)        (0.15)               (0.33)             -
  12/31/99           10.64      (0.18)          4.77           4.59         (0.02)                   -              -
4/09(a)-12/31/98     10.00       0.21           0.43           0.64             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

  12/31/01           12.59      (0.05)         (1.67)         (1.72)        (0.31)               (0.98)             -
  12/31/00           15.56      (0.21)         (2.17)         (2.38)        (0.17)               (0.42)             -
  12/31/99           10.75      (0.16)          5.02           4.86         (0.05)                   -              -
4/09(a)-12/31/98     10.00       0.21           0.54           0.75             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/S&P CONSERVATIVE GROWTH SERIES I

  12/31/01            10.54       (4.78)       187,495      49.46      0.20         2.42           n/a           n/a
  12/31/00            11.83       (1.55)       139,701      25.30      0.20         3.53           n/a           n/a
  12/31/99            12.45       19.52         72,998      12.96      0.20         3.97           n/a           n/a
4/09(a)-12/31/98      10.47        4.70         10,026      36.08      0.20        14.15           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES I

  12/31/01            10.70       (7.34)       298,741      59.64      0.20         1.66           n/a           n/a
  12/31/00            12.37       (4.35)       222,052      19.23      0.20         2.61           n/a           n/a
  12/31/99            13.42       26.74        110,608      17.15      0.20         2.99           n/a           n/a
4/09(a)-12/31/98      10.63        6.30         12,612      57.96      0.20        13.74           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES I

  12/31/01            10.45      (10.58)       107,519      67.65      0.20         1.16           n/a           n/a
  12/31/00            12.86       (9.37)        95,075      24.94      0.20         1.62           n/a           n/a
  12/31/99            14.69       35.38         41,329      26.50      0.20         1.22           n/a           n/a
4/09(a)-12/31/98      10.88        8.80          4,425     126.18      0.20         7.34           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

  12/31/01             9.93      (13.73)        58,358      92.20      0.20         0.07           n/a           n/a
  12/31/00            13.08      (17.16)        57,841      29.95      0.20         0.54           n/a           n/a
  12/31/99            16.61       48.86         23,588     141.89      0.20        (0.13)          n/a           n/a
4/09(a)-12/31/98      11.19       11.90          2,441     121.03      0.20         5.73           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES I

  12/31/01             9.73      (14.31)       145,413      76.59      0.20         0.09           n/a           n/a
  12/31/00            12.59      (14.06)       135,523      28.83      0.20         0.52           n/a           n/a
  12/31/99            15.21       43.19         60,879      34.62      0.20        (0.01)          n/a           n/a
4/09(a)-12/31/98      10.64        6.40          5,035      72.69      0.20         6.93           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

  12/31/01             9.58      (13.69)        41,038      75.09      0.20         0.06           n/a           n/a
  12/31/00            12.59      (15.27)        40,471      28.62      0.20         0.56           n/a           n/a
  12/31/99            15.56       45.25         18,680      41.60      0.20        (0.09)          n/a           n/a
4/09(a)-12/31/98      10.75        7.50          3,238      67.88      0.20         7.01           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                                   PROSPECTUS

                                   May 1, 2002

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2002, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.

PPM America/JNL Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.
                                 ---------------

                 (This page has been left blank intentionally.)




                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST..............................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST...................................................................................3

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS......................................................................................6

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND AFUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.


                          ABOUT THE FUNDS OF THE TRUST

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31
4.87%   5.01%   4.99%   4.67%   5.83%   3.45%
[insert chart]
1996    1997    1998    1999    2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60% (1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- ---------------- --------------------------- --------------------
                                                       1 YEAR                 5 YEAR               LIFE OF FUND*
-------------------------------------------------- ---------------- --------------------------- --------------------
PPM America/JNL Money Market Fund                        3.45%                4.78%                    4.84%
Merrill Lynch Treasury Bill Index (3 month)              4.42%                5.20%                    5.24%
-------------------------------------------------- ---------------- --------------------------- --------------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

More About The Investment Objectives and Risks of All Funds

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.


                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                         ADVISORY FEE (ANNUAL RATE
                                                                                              BASED ON AVERAGE NET
FUND                                           ASSETS                                         ASSETS OF EACH FUND)
---------------------------------------------- ----------------------------------- ---------------------------------
PPM America/JNL Money Market Fund              $0 to $150 million                                              .60%
                                               $150 million to $300 million                                   .575%
                                               $300 million to $500 million                                    .55%
                                               Over $500 million                                              .525%

---------------------------------------------- ----------------------------------- ---------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. The sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, the Fund pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Fund. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Fund are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of the Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

The Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. The Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of the Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLC.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
---------------------------------------------------------------------------------------------------------------------------

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(a) (in thousands)  Turnover   Assets (b) Net Assets (b)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------

(a) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(b)  Annualized for periods less than one year.


                                   PROSPECTUS

                                   May 1, 2002

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2002, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.

AIM/JNL Large Cap Growth Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Premier Equity II Fund
Alliance Capital/JNL Growth Fund
J.P. Morgan/JNL International & Emerging Markets Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Global Equities Fund
Janus/JNL Growth & Income Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
PPM America/JNL Money Market Fund
Putnam/JNL Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Midcap Growth Fund
Putnam/JNL Value Equity Fund
S&P/JNL Conservative Growth Fund II
S&P/JNL Moderate Growth Fund II
S&P/JNL Aggressive Growth Fund II
S&P/JNL Very Aggressive Growth Fund II
S&P/JNL Equity Growth Fund II
S&P/JNL Equity Aggressive Growth Fund II
Salomon Brothers/JNL Balanced Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL High Yield Bond Fund
T. Rowe Price/JNL Mid-Cap Growth Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P Mid Cap 400 Index" and "Standard & Poor's Midcap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. This affiliate typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.
                                 ---------------


                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST..............................................................................................80

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS.................................................................................................85

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.


                          ABOUT THE FUNDS OF THE TRUST

AIM/JNL LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its total assets in large-capitalization company securities. The Fund considers a company to be a large-capitalization company if it has a market capitalization that is within the top 50% of stocks in the Russell 1000(R) Index at the time of purchase. In complying with this 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Series may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o CONCENTRATION RISK. Because a large percentage of the Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the Fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Monika H. Degan, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

     o Geoffrey V. Keeling, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

     o Jonathan C. Schoolar, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1986.

     o Robert L. Shoss, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

AIM/JNL SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its total assets in small-cap companies. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000(R) Index. In complying with this 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000 (R) Index, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.


PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

In addition, if the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Ryan E. Crane, Portfolio Manager has been associated with AIM and/or its affiliates since 1994.

     o Robert M. Kippes, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1989.

     o Jay K. Rushin, Portfolio Manager has been associated with AIM and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

AIM/JNL PREMIER EQUITY II FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Premier Equity II Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing at least 80% of its total assets in equity securities, including convertible securities. In complying with this 80% requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange traded funds and American Depositary Receipts.

The Fund also may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

In addition, because a large percentage of the Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

The Fund may participate in the initial public offering (IPO) market, and a significant portion of the Fund's return may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns will decline, which may reduce the Fund's total returns.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Premier Equity II Fund is AIM Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Joel E. Dobberpuhl, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1990.

o Evan G. Harrel, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President of Van Kampen American Capital Asset Management, Inc. and a portfolio manager of various growth and equity funds.

o Robert A. Shelton, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

ALLIANCE CAPITAL/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alliance Capital/JNL Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks or securities with common stock characteristics that the sub-adviser believes have the potential for capital appreciation, which include securities convertible into or exchangeable for common stock. Normally, the Fund invests in about 40-60 companies, with what the sub-adviser believes to be the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. In selecting equity securities, the sub-adviser considers a variety of factors, such as an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. Because the Fund holds securities selected for growth potential rather than protection of income, the value of the Fund's portfolio may be more volatile in response to market changes than it would be if the Fund held income-producing securities.

The Fund invests primarily in high-quality U.S. companies, generally those of large market capitalization. The Fund may invest a portion of its assets in foreign securities. The potential for appreciation of capital is the basis for investment decisions. Whatever income the Fund's investments generate is incidental to the objective of capital growth.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. In addition, because the Fund invests in a smaller number of securities than many other equity funds, the Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

28.23%            -17.59%           -14.57%
[Insert chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 17.69% (4th quarter of 1999) and its lowest quarterly return was -17.94% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                  1 YEAR            LIFE OF FUND*
-------------------------------------------------------------------------- --------------------- --------------------
Alliance Capital/JNL Growth Fund                                                  -14.57%                4.84%
S&P 500 Index                                                                     -11.20%                3.92%
-------------------------------------------------------------------------- --------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. *The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alliance Capital/JNL Growth Fund is Alliance Capital Management L.P. ("Alliance"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

James G. Reilly, Executive Vice President of Alliance, and Syed Hasnain, Senior Vice President and Large Cap Growth Portfolio Manager of Alliance, share the responsibility for the day-to-day management of the Fund. Mr. Reilly joined Alliance in 1984. Mr. Hasnain joined Alliance in 1994. Mr. Reilly has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Hasnain has shared responsibility for the day-to-day management of the Fund since January 1999.

J.P. MORGAN/JNL INTERNATIONAL & EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the J.P. Morgan/JNL International & Emerging Markets Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers. The Fund also invests in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any country generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iv) has at least 50% of its assets located in emerging markets.

The Fund focuses its emerging market investments in those countries which the sub-adviser believes have strongly developing economies and in which the markets are becoming more sophisticated.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

38.02%            -15.45%           -20.33%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 17.86% (4th quarter of 1999) and its lowest quarterly return was -16.24% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ ----------------------
                                                                             1 YEAR               LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ ----------------------
J.P. Morgan/JNL International & Emerging Markets Fund                        -20.33%                -2.20%
MSCI All Country World Free (ex-US) Index                                    -20.98%                -3.83%
-------------------------------------------------------------------- ------------------------ ----------------------

The MSCI All Country World Free (ex-US) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The J.P. Morgan/JNL International & Emerging Markets Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation ranking, as well as its assessment of other factors, including: catalysts that could trigger a change in a stock's price; potential reward compared to potential risk, and temporary mispricings caused by market overreactions. The Fund's country allocation and industrial sector weightings result primarily from its stock selection decisions and may vary significantly from the MSCI All Country World Free (ex-U.S.) Index, the Fund's benchmark.

Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. The Fund may also invest in money market instruments, as a temporary defensive measure when, in the sub-adviser's view, market conditions are, or are anticipated to be, adverse. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The sub-adviser manages the Fund actively in pursuit of its investment objective. Active trading may increase transaction costs, which may reduce performance.

The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the J.P. Morgan/JNL International & Emerging Markets Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Andrew C. Cormie, Managing Director of J.P. Morgan and Nigel F. Emmett, Vice President of J.P. Morgan. Mr. Cormie has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Emmett joined J.P. Morgan in August 1997. Prior to that, he was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Mr. Cormie and Mr. Emmett have been on the portfolio management team for the Fund since the inception of the Fund.

JANUS/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Aggressive Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Janus/JNL Aggressive Growth Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

18.95%            12.67%            57.66%           34.43%       -20.97%       -30.18%
[Insert Chart]
1996              1997              1998             1999           2000          2001

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                        1 YEAR                 5 YEAR              LIFE OF FUND*
----------------------------------------------- ----------------------- ---------------------- -----------------------
Janus/JNL Aggressive Growth Fund                        -30.18%               13.75%                 16.86%
S&P 500 Index                                           -11.20%               10.85%                 14.38%
----------------------------------------------- ----------------------- ---------------------- -----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Aggressive Growth Fund is Janus Capital Management LLC (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Fund. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He has earned the right to use the Chartered Financial Analyst designation. Mr. Lammert has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL GLOBAL EQUITIES FUND*

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Global Equities Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     O FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%
[Insert Chart]
1996     1997     1998     1999     2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- ------------------------ ------------------ ------------------
                                                            1 YEAR                5 YEAR          LIFE OF FUND*
--------------------------------------------------- ------------------------ ------------------ ------------------
Janus/JNL Global Equities Fund                              -23.50%                 9.22%             15.75%
Morgan Stanley Capital International World Index            -17.46%                 4.57%              6.60%
--------------------------------------------------- ------------------------ ------------------ ------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund`s sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Global Equities Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes and Laurence Chang, Portfolio Managers of Janus Capital, are responsible for the day-to-day management of the Fund. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation. Laurence Chang is Co-Manager and Executive Vice President of Janus Worldwide Fund, Janus Overseas Fund, Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio. He also manages separate accounts and institutional commingled funds in the Global Growth and International Growth disciplines. Prior to joining Janus in 1993, Laurence was project director at the National Security Archive, where he analyzed U.S. nuclear policy and authored several works on the Cuban missile crisis. Laurence received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a master's degree in political science from Stanford University. Laurence has earned the right to use the Chartered Financial Analyst designation and has seven years of professional investment experience. Ms. Hayes has had responsibility for the day-to-day management of the Fund since the inception of the Fund, while Mr. Chang has been co-manager of the Fund since January 2000.

JANUS/JNL  GROWTH & INCOME FUND (FORMERLY THE GOLDMAN  SACHS/JNL GROWTH & INCOME
FUND)

INVESTMENT OBJECTIVE. The investment objectives of the Janus/JNL Growth & Income Fund are long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally emphasizes investments in equity securities. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and will normally invest at least 25% of its assets in securities the portfolio manager believes have income potential. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential. The sub-adviser may also consider dividend-paying characteristics when selecting common stock. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance.

As of May 1, 2000, Janus Capital Corporation (Janus) replaced Goldman Sachs Asset Management as the sub-adviser to this Fund. In addition, certain investment policies, practices and strategies were changed as of that date to reflect the management style of Janus, the new sub-adviser. The advisory fees were also changed. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.98%             -8.56%            -13.51%
[Insert Chart]
1999              2000              2001


In the period shown in the chart, the Fund's highest quarterly return was 9.50% (4th quarter of 2001) and its lowest quarterly return was -14.99% (3rd quarter of 2001).

 AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ -------------------
                                                                             1 YEAR             LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ -------------------
Janus/JNL Growth & Income Fund                                               -13.51%                -7.13%
S&P 500 Index                                                                -11.20%                 3.92%
-------------------------------------------------------------------- ------------------------ -------------------

The S&P 500 Index is a broad-based, unmanaged index.
*The Fund began operations on March 2, 1998.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Growth & Income Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

David Corkins is Portfolio Manager of the Fund. He is also the portfolio manager and Executive Vice President of Janus Growth and Income Fund and Janus Aspen Growth and Income Portfolio. He also manages separate accounts in the LargeCap Growth and Diversified Growth disciplines. Prior to joining Janus in 1995, Mr. Corkins was Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. While at Chase, Mr. Corkins also worked in consumer credit and mortgage issuance and analysis. Mr. Corkins graduated cum laude from Dartmouth College with a bachelor's degree in English and Russian, and earned an M.B.A. in finance with honors from Columbia University. He has eleven years of professional investment experience.

LAZARD/JNL MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.77%    25.37%   13.24%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -13.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Mid Cap Value Fund                                                  13.24%                 8.63%
Russell MidCap Index                                                           -6.53%                 4.69%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell Mid Cap Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Mid Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist, Andrew Lacey and Christopher Blake share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and a Director of Lazard. Mr. Blake, a research analyst, has been with Lazard since 1995. Mr. Gullquist has been responsible for the day-to-day management of the Fund since the inception of the Fund. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

LAZARD/JNL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The Fund may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

1.36%             16.60%            17.34%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -11.81% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Small Cap Value Fund                                                17.34%                 5.19%
Russell 2000 Index                                                              3.09%                 2.70%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Small Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist and Patrick Mullin share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Gullquist and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since January 2001.

OPPENHEIMER/JNL GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,

     o    Companies that stand to benefit from global growth trends,

     o Businesses with strong competitive positions and high demand for their products or services,

     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

William L.Wilby, Senior Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1991. Mr. Wilby is a graduate of the United States Military Academy and holds an MA and PhD in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation.

OPPENHEIMER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

          o    Companies that are established and well-known in the marketplace

          o    Companies with above-average earnings growth

          o Companies in high-growth market sectors that are leaders within their sectors

          o    Growth  rates  that  the  portfolio   manager   believes  may  be
               sustainable over time.

In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment grade debt securities . The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Bruce Bartlett, Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1995, prior to which he was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Bartlett holds a Bachelor of Science in microbiology and chemistry from the University of Michigan and an MBA from Grand Valley State University. He has earned the right to use the Chartered Financial Analyst designation.

PIMCO/JNL TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the PIMCO/JNL Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The average portfolio duration of the Fund normally varies within a three- to six -year time frame based on the sub-adviser's forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contacts or swap agreements, or in mortgage-or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK: Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-0.26%            11.75%            9.52%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 7.30% (2nd quarter of 2001) and its lowest quarterly return was -11.99% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ -------------------
                                                                             1 YEAR             LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ -------------------
PIMCO/JNL Total Return Bond Fund                                               9.52%                 6.87%
Lehman Brothers Aggregate Bond Index                                           8.44%                 6.51%
-------------------------------------------------------------------- ------------------------ -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PIMCO/JNL Total Return Bond Fund is Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is an investment counseling firm founded in 1971. PIMCO is indirectly owned and controlled by Allianz A.G.

William H. Gross, Managing Director of PIMCO, is responsible for the day-to-day management of the Fund. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.87%             5.01%             4.99%            4.67%             5.83%            3.45%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60% (1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- ---------------- --------------------------- --------------------
                                                       1 YEAR                 5 YEAR               LIFE OF FUND*
-------------------------------------------------- ---------------- --------------------------- --------------------
PPM America/JNL Money Market Fund                        3.45%                4.78%                    4.84%
Merrill Lynch Treasury Bill Index (3 month)              4.42%                5.20%                    5.24%
-------------------------------------------------- ---------------- --------------------------- --------------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

PUTNAM/JNL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.81%            21.88%            34.93%           29.41%            -17.85%          -25.01%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -19.58% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 YEAR                 5 YEAR     LIFE OF FUND*
---------------------------------------------------------- ------------------ ------------------ -----------------
Putnam/JNL Equity Fund                                         -25.01%                5.56%          11.96%
S&P 500 Index                                                  -11.20%            10.85%             14.38%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents,. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed but the U.S. Core Equity Team at Putnam. The team is headed by Justin M. Scott, Managing Director and Chief Investment Officer of the Group. Mr. Scott joined Putnam in 1988 as Portfolio Manager in the International Equity Group. Prior to that, Mr. Scott was Executive Director and Portfolio Manager with Lazard Investors Ltd.

PUTNAM/JNL   INTERNATIONAL   EQUITY  FUND   (FORMERLY  THE  T.  ROWE   PRICE/JNL
INTERNATIONAL EQUITY INVESTMENT FUND)

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The sub-adviser selects stocks through a bottom up process, using its valuation approach to identify significantly mispriced companies. Its expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature) or the current market environment. The sub-adviser begins by screening its international stock database of over 5,500 non-U.S. companies to identify those companies with a positive valuation indicator (price to book relative to return on equity). Stocks passing this initial valuation screen are then subjected to a rigorous process. The decision to purchase a stock is based on the combined judgment of the sub-adviser's Core International Equity portfolio managers, and their decision must be unanimous. A representative of the sub-adviser typically visits all companies before a purchase decision is finalized.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.91%            2.65%             14.43%           32.11%            -13.99%          -20.29%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -14.12% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- -------------------- -------------------
                                                          1 YEAR                  5 YEAR           LIFE OF FUND*
----------------------------------------------- --------------------------- -------------------- -------------------
Putnam/JNL International Equity Fund                     -20.29%                   1.25%                4.02%
Morgan Stanley Europe and Austrailia, Far                -22.61%                  -0.18%                1.33%
East Equity Index
----------------------------------------------- --------------------------- -------------------- -------------------

The Morgan Stanley Europe and Australia, Far East Equity Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL International Equity Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Core International Equity team at Putnam. The team is headed by Omid Kamshad, Managing Director and Chief Investment Officer of the group. Mr. Kamshad has been employed by Putnam since 1996. Prior to January 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was employed at Baring Asset Management Company.

PUTNAM/JNL MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its total assets in common stocks of U.S. mid-capitalization companies, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Growth stocks are issued by companies whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth in a company's earnings may lead to an increase in the price of its stock. The 80% limitation will apply to investments in mid-capitalization companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small and mid-size companies generally involves greater risks than investing in larger more established ones.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may go up and down more than equity securities of larger, more-established companies, but they offer the possibility of more rapid growth. Additionally, mid-capitalization stocks tend to be less volatile than small company stocks.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-26.97%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- --------------------
                                                          1 YEAR               LIFE OF FUND*
----------------------------------------------- --------------------------- --------------------
Putnam/JNL Midcap Growth Fund                            -26.97%                 -17.64%
Russell Mid Cap Growth Index                             -20.35%                 -23.99%
----------------------------------------------- --------------------------- --------------------

The S&P 400 Mid Cap Index is a broad-based, unmanaged index.
*  The Fund began operations on May 1, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Midcap Equity Growth team at Putnam. The team is headed by Eric M. Wetlaufer, Managing Director and Chief Investment Officer for the group. Mr. Wetlaufer has been with Putnam since 1997. Prior to 1997 Mr. Wetlaufer was with Cadence Capital Management.

PUTNAM/JNL VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The Putnam/JNL Value Equity Fund invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

       o MARKET RISK. Because the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

       o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

24.33%            21.82%            12.48%           -1.04%            6.96%            -6.32%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -15.05% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------- ------------------------- --------------------- ---------------------
                                                        1 YEAR                  5 YEAR            LIFE OF FUND*
---------------------------------------------- ------------------------- --------------------- ---------------------
Putnam/JNL Value Equity Fund                           -6.32%                   6.32%                11.59%
S&P 500 Index                                         -11.20%                  10.85%                14.38%
---------------------------------------------- ------------------------- --------------------- ---------------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. The team is headed by Deborah F. Kuenstner, CFA, Managing Director and Chief Investment Officer of the group. In this role, she heads the team managing large-cap value equity portfolios for retail and institutional clients. Ms. Kuenstner joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. In 1998, she was promoted to Chief Investment Officer of the International Value Equities team. A Chartered Financial Analyst, Ms. Kuenstner has 20 years of investment experience. Before joining Putnam, Ms. Kuenstner was a Senior Portfolio Manager of International Equities from 1989 through 1997 at DuPont Pension Fund Investment.

S&P/JNL CONSERVATIVE GROWTH FUND II

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Conservative Growth Fund II is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Conservative Growth Fund II may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 60% to 70% of its assets to Underlying Funds that invest primarily in equity securities and 30% to 40% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

16.14%            -5.77%            -7.00%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 12.71% (4th quarter of 1999) and its lowest quarterly return was -11.65% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                               1 YEAR          LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Conservative Growth Fund II                                           -7.00%                 -0.79%
Lehman Brothers Aggregate Bond Index                                           8.44%                  6.89%
S&P 500 Index                                                                -11.20%                  2.44%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 65% of the equity investments and the Lehman Bond Aggregate Index represents 35% of the fixed-income investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Conservative Growth Fund II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL MODERATE GROWTH FUND II

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Moderate Growth Fund II is capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objectives by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Moderate Growth Fund II may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 70% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 30% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer asset, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

22.77%            -6.57%            -9.48%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 15.43% (4th quarter of 1999) and its lowest quarterly return was -12.14% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                               1 YEAR          LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Moderate Growth Fund II                                               -9.48%                  1.61%
Lehman Brothers Aggregate Bond Index                                           8.44%                  6.89%
S&P 500 Index                                                                -11.20%                  2.44%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 75% of the equity investments and the Lehman Bond Aggregate Index represents 25% of the fixed-income investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Moderate Growth Fund II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL AGGRESSIVE GROWTH FUND II

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Aggressive Growth Fund II is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Aggressive Growth Fund II may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth primarily through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve capital growth secondarily through its investment in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 85% to 95% of its assets to Underlying Funds that invest primarily in equity securities and 5% to 15% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

28.66%            -9.04%            -12.75%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 20.17% (4th quarter of 1999) and its lowest quarterly return was -15.30% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                              1 YEAR           LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Aggressive Growth Fund II                                           -12.75%                   0.70%
Lehman Brothers Aggregate Bond Index                                          8.44%                   6.89%
S&P 500 Index                                                               -11.20%                   2.44%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 90% of the equity investments and the Lehman Bond Aggregate Index represents 10% of the fixed-income investments of the Fund.

*The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Aggressive Growth Fund II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL VERY AGGRESSIVE GROWTH FUND II

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Very Aggressive Growth Fund II is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which S&P/JNL Very Aggressive Growth Fund II may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

42.42%            -12.86%           -11.97%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 26.60% (4th quarter of 1999) and its lowest quarterly return was -16.87% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Very Aggressive Growth Fund II                                        -11.97%                 4.54%
S&P 500 Index                                                                 -11.20%                 2.44%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Very Aggressive Growth Fund II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL EQUITY GROWTH FUND II

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Equity Growth Fund II is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Equity Growth Fund II may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries . Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

36.29%            -10.35%           -14.38%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 23.27% (4th quarter of 1999) and its lowest quarterly return was -17.70% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Equity Growth Fund II                                                 -14.38%                 1.33%
S&P 500 Index                                                                 -11.20%                 2.44%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Equity Growth Fund II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL EQUITY AGGRESSIVE GROWTH FUND II

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Equity Aggressive Growth Fund II is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Equity Aggressive Growth Fund II may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

39.61%            -11.18%           -12.85%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 25.34% (4th quarter of 1999) and its lowest quarterly return was -17.07% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Equity Aggressive Growth Fund II                                      -12.85%                 3.08%
S&P 500 Index                                                                 -11.20%                 2.44%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Equity Aggressive Growth Fund II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

SALOMON BROTHERS/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL Balanced Fund is to obtain above-average income. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in a diversified portfolio of a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accord with the sub-adviser's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Under normal market conditions, at least 40% of the Fund's assets will consist of equity securities. Equity holdings may include common and preferred stock, securities convertible into common or preferred stock, rights and warrants, equity interests in trusts, partnerships, joint ventures or similar enterprises, and Depositary Receipts.

The sub-adviser may invest at least 25% (normally expected to be between 35% and 65%) in the full range of maturities of fixed-income securities, which may include corporate debt securities, U.S. Government securities, mortgage-backed securities, zero coupon bonds, deferred interest bonds and payment-in-kind securities. Generally, most of the Fund's long-term debt investments consist of investment grade securities, although the Fund may invest in non-investment grade securities commonly known as "junk bonds." The Fund may also invest in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

0.09%             8.20%             -0.52%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 10.76% (2nd quarter of 2001) and its lowest quarterly return was -3.55% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Salomon Brothers/JNL Balanced Fund                                             -0.52%                 3.50%
Salomon Smith Barney Broad Investment-Grade Bond Index                          8.52%                 6.86%
S&P 500 Index                                                                 -11.20%                 3.92%
---------------------------------------------------------------------- ----------------------- --------------------

Each of the Lehman Brothers Aggregate Bond Index and the S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Salomon Brothers/JNL Balanced Fund allocates its assets primarily among common stocks, investment-grade bonds, convertible securities, high-yield/high-risk securities and cash.

The Fund may use derivative instruments, such as futures contracts and options, for hedging or maturity or duration purposes, or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Balanced Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

George Williamson, Director and Senior Portfolio Manager of SBAM, is primarily responsible for the day-to-day management of the Fund. Mr. Williamson has had primary responsibility for the day-to-day management of the Fund since September 1998.

SALOMON BROTHERS/JNL GLOBAL BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the Salomon Brothers/JNL Global Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Fund invests under normal circumstances at least 80% of its total assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund does not currently intend to invest more than 75% of assets in medium or lower rated securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

14.39%            10.66%            2.46%            1.87%             7.28%            6.71%
[Insert Chart]
1996              1997              1998             1999              2000             2001


In the periods shown in the chart, the Fund's highest quarterly return was 14.70% (2nd quarter of 2001) and its lowest quarterly return was -13.34% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- -------------------- --------------------- --------------------
                                                        1 YEAR                5 YEAR            LIFE OF FUND*
------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Fund                    6.71%                5.74%               7.54%
Salomon Smith Barney Broad Investment Grade              8.52%                7.43%               7.52%
Index
------------------------------------------------- -------------------- --------------------- --------------------

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Global Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

In connection with SBAM's service as sub-adviser to the Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SBAM. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Fund. Mr. Scott joined SBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

SALOMON BROTHERS/JNL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL High Yield Bond Fund invests under normal circumstances at least 80% of its total assets in high-yield, high-risk debt securities, commonly referred to as "junk bonds." To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals. The Fund may also invest in securities of foreign issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-1.76%            -4.67%            5.33%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 3.98% (4th quarter of 2001) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Salomon Brothers/JNL High Yield Bond Fund                                       5.33%                -0.01%
Salomon Brothers High Yield Index                                               5.44%                 0.47%
---------------------------------------------------------------------- ----------------------- --------------------

The Salomon Brothers High Yield Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. The Fund may invest in fixed- and floating-rate loans, including loan participations. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 10 to 15 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL High Yield Bond Fund is Salomon Brothers Asset Management Inc
(SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

T. ROWE PRICE/JNL MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-capitalization) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

The sub-adviser relies on its proprietary research to identify mid-capitalization companies with attractive growth prospects. The Fund seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average; (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) have stock prices the sub-adviser believes are undervalued in the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

23.47%            18.21%            21.49%           24.01%            7.16%            -1.49%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------- ----------------- ------------- --------------------
                                                                    1 YEAR          5 YEAR        LIFE OF FUND*
-------------------------------------------------------------- ----------------- ------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                               -1.49%          13.44%         18.00%
S&P MidCap 400 Index                                                -0.16%          17.57%         17.29%
-------------------------------------------------------------- ----------------- ------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian W. Berghuis, Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985 and has had day-to-day responsibility for managing the Fund since the inception of the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                         ADVISORY FEE (ANNUAL RATE
                                                                                              BASED ON AVERAGE NET
FUND                                           ASSETS                                         ASSETS OF EACH FUND)
---------------------------------------------- ----------------------------------- ---------------------------------
AIM/JNL Large Cap Growth Fund                  $0 to $300 million                                     1.00%
                                               Over $300 million                                       .95%

AIM/JNL Small Cap Growth Fund                  $0 to $300 million                                     1.05%
                                               Over $300 million                                      1.00%

AIM/JNL Premier Equity II Fund                 $0 to $300 million                                      .95%
                                               Over $300 million                                       .90%

Alliance Capital/JNL Growth Fund               $0 to $250 million                                     .775%
                                               Over $250 million                                       .70%

J.P. Morgan/JNL International & Emerging       $0 to $50 million                                      .975%
Markets Fund                                   $50 million to $200 million                             .95%
                                               $200 million to $350 million                            .90%
                                               Over $350 million                                       .85%

Janus/JNL Aggressive Growth Fund               $0 to $150 million                                      .95%
                                               $150 million to $300 million                            .90%
                                               Over $300 million                                       .85%

Janus/JNL Global Equities Fund                 $0 to $150 million                                     1.00%
                                               $150 million to $300 million                            .95%
                                               Over $300 million                                       .90%

Janus/JNL Growth & Income Fund                 $0 to $300 million                                      .95%
                                               Over $300 million                                       .90%

Lazard/JNL Mid Cap Value Fund                  $0 to $150 million                                     .975%
                                               $150 million to $300 million                           .925%
                                               Over $300 million                                       .90%

Lazard/JNL Small Cap Value Fund                $0 to $50 million                                      1.05%
                                               $50 million to $150 million                            1.00%
                                               $150 million to $300 million                           .975%
                                               Over $300 million                                      .925%

Oppenheimer/JNL Global Growth Fund             $0 to $300 million                                      .90%
                                               Over $300 million                                       .80%

Oppenheimer/JNL Growth Fund                    $0 to $300 million                                      .90%
                                               Over $300 million                                       .80%

PIMCO/JNL Total Return Bond Fund               All assets                                              .70%

PPM America/JNL Money Market Fund              $0 to $150 million                                      .60%
                                               $150 million to $300 million                           .575%
                                               $300 million to $500 million                            .55%
                                               Over $500 million                                      .525%

Putnam/JNL Equity Fund                         $0 to $150 million                                      .90%
                                               $150 million to $300 million                            .85%
                                               Over $300 million                                       .80%

Putnam/JNL International Equity Fund           $0 to $50 million                                      1.10%
                                               $50 million to $150 million                            1.05%
                                               $150 million to $300 million                           1.00%
                                               $300 million to $500 million                            .95%
                                               Over $500 million                                       .90%

Putnam/JNL Midcap Growth Fund                  $0 to $300 million                                      .95%
                                               Over $300 million                                       .90%

Putnam/JNL Value Equity Fund                   $0 to $150 million                                      .90%
                                               $150 million to $300 million                            .85%
                                               Over $300 million                                       .80%

S&P/JNL Conservative Growth Fund II            $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Moderate Growth Fund II                $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Aggressive Growth Fund II              $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Very Aggressive Growth Fund II         $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Equity Growth Fund II                  $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Equity Aggressive Growth Fund II       $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

Salomon Brothers/JNL Balanced Fund             $0 to $50 million                                       .80%
                                               $50 million to $100 million                             .75%
                                               Over $100 million                                       .70%

Salomon Brothers/JNL Global Bond Fund          $0 to $150 million                                      .85%
                                               $150 million to $500 million                            .80%
                                               Over $500 million                                       .75%

Salomon Brothers/JNL High Yield Bond Fund      $0 to $50 million                                       .80%
                                               $50 million to $100 million                             .75%
                                               Over $100 million                                       .70%

T. Rowe Price/JNL Mid-Cap Growth Fund          $0 to $150 million                                      .95%
                                               Over $150 million                                       .90%

---------------------------------------------- ----------------------------------- ---------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to JNAM for implementation. Each sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the Oppenheimer/JNL Global Growth Fund, the Mellon Capital Management/JNL International Index Fund and the several S&P/JNL Funds, pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. The Oppenheimer/JNL Global Growth Fund and the Mellon Capital Management/JNL International Index Fund pay an Administrative Fee of .15%. The S&P/JNL Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           BROKERAGE ENHANCEMENT PLAN

All Funds of the Trust except the PPM America/JNL Money Market Fund and each of the S&P/JNL Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).


The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. The duty of best price and execution still applies to these transactions.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund of the Trust to inure to the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Trust. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLP.

--------
* The Janus/JNL Global Equities Fund (the "Fund") has been closed to new contract holders since September 1, 2000. The Fund is still available to contract holders who purchased their contract prior to September 1, 2000, even if the contract holder does not have a current allocation in the Fund. The Fund is also available to both new and existing contract holders as an underlying Fund of the S&P/JNL Conservative Growth Fund II, the S&P/JNL Moderate Growth Fund II, the S&P/JNL Aggressive Growth Fund II, the S&P/JNL Very Aggressive Growth Fund II, the S&P/JNL Equity Growth Fund II and the S&P/JNL Equity Aggressive Growth Fund II.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01 $   10.00   $      -        $   0.97       $ 0.97      $    -              $    -              $   -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01     10.00      (0.01)           1.61         1.60           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01     10.00          -            1.05         1.05           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01            13.55          -          (1.97)        (1.97)      (0.01)                  -                  -
  12/31/00            16.64          -          (2.93)        (2.93)          -               (0.16)                 -
  12/31/99            13.28      (0.01)          3.76          3.75           -               (0.39)                 -
3/02(a)-12/31/98      10.00      (0.01)          3.29          3.28           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01  $ 10.97       9.70 %    $   6,058       14.93%       1.10 %      (0.26)%       1.32 %        (0.48)%
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01    11.60      16.00          7,665        3.86        1.15        (0.74)        1.24          (0.83)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01    11.05      10.50         14,101        5.81        1.05        (0.04)        1.26          (0.25)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01           16.33     (11.97)       341,162       86.80        1.07        (0.23)         n/a           n/a
  12/31/00           18.58     (13.44)       459,577       88.34        1.07        (0.03)         n/a           n/a
  12/31/99           22.91      33.80        400,639      122.58        1.07        (0.22)         n/a           n/a
  12/31/98           18.95      45.66        164,948      121.39        1.06        (0.02)        1.06         (0.02)
  12/31/97           13.56      26.20         85,877      125.44        1.10        (0.07)        1.10         (0.07)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01           11.57     (14.57)       140,511       65.21        0.87         0.05         0.90          0.02
  12/31/00           13.55     (17.59)        92,981       47.01        0.87         0.01          n/a           n/a
  12/31/99           16.64      28.23         18,256       51.15        0.88        (0.07)         n/a           n/a
3/02(a)-12/31/98     13.28      32.80          4,573      136.69        0.93        (0.08)        2.13         (1.28)
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

  12/31/01      $     9.79      $ 0.09       $ (2.08)       $   (1.99)   $   (0.04)            $   (0.01)         $ -
  12/31/00           13.15        0.04         (2.10)           (2.06)       (0.06)                (1.24)           -
  12/31/99            9.82        0.06          3.67             3.73        (0.21)                (0.19)           -
3/02(a)-12/31/98     10.00        0.08         (0.20)           (0.12)       (0.06)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01           25.97        0.08         (6.19)           (6.11)       (0.35)                (0.03)           -
  12/31/00           35.69        0.07         (6.55)           (6.48)       (0.59)                (2.65)           -
  12/31/99           22.11           -         14.27            14.27            -                 (0.69)           -
  12/31/98           17.48        0.04          4.66             4.70        (0.07)                    -            -
  12/31/97           15.20        0.07          2.84             2.91            -                 (0.63)           -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GROWTH & INCOME SERIES

  12/31/01            8.47        0.05         (1.19)           (1.14)       (0.06)                    -            -
  12/31/00            9.36        0.09         (0.89)           (0.80)       (0.09)                    -            -
  12/31/99            9.00        0.09          0.36             0.45        (0.09)                    -            -
3/02(a)-12/31/98     10.00        0.07         (1.00)           (0.93)       (0.07)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     10.00        0.03         (0.76)           (0.73)           -                     -            -
-----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

  12/31/01         $ 7.75       (20.33)%      $ 7,304     82.18%         1.07 %    1.07 %         n/a         n/a
  12/31/00           9.79       (15.45)         9,264    120.75          1.07      0.40           n/a         n/a
  12/31/99          13.15        38.02          7,777     66.82          1.08      0.53           n/a         n/a
3/02(a)-12/31/98     9.82        (1.24)         4,997    231.88          1.13      0.62          2.64       (0.09)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01          19.48       (23.50)       389,796     93.37          1.05      0.42          1.06        0.41
  12/31/00          25.97       (18.28)       665,187     65.56          1.03      0.03           n/a         n/a
  12/31/99          35.69        64.58        597,241     61.60          1.06      0.01           n/a         n/a
  12/31/98          22.11        26.87        240,385     81.46          1.14      0.13          1.30       (0.03)
  12/31/97          17.48        19.12        151,050     97.21          1.15      0.33          1.37        0.11
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GROWTH & INCOME SERIES

  12/31/01           7.27       (13.51)        20,346     50.42          1.05      0.73          1.06        0.72
  12/31/00           8.47        (8.56)        23,212    160.19          1.04      1.61           n/a         n/a
  12/31/99           9.36         4.98          7,677    120.54          1.03      1.17           n/a         n/a
3/02(a)-12/31/98     9.00        (9.31)         4,311    129.99          1.08      1.01          2.16       (0.08)
-----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     9.27        (7.30)        59,841     44.80          1.05      0.54           n/a         n/a
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 10.00     $ 0.01         $ (0.59)       $ (0.58)    $(0.01)               $ -                $ -
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01           10.29       0.30            0.68           0.98      (0.28)             (0.33)                 -
  12/31/00            9.64       0.45            0.68           1.13      (0.47)             (0.01)                 -
  12/31/99           10.16       0.49           (0.52)         (0.03)     (0.49)                 -                  -
3/02(a)-12/31/98     10.00       0.31            0.26           0.57      (0.31)             (0.10)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01           22.91      (0.01)          (5.72)         (5.73)         -                  -                  -
  12/31/00           28.45      (0.05)          (5.03)         (5.08)         -              (0.46)                 -
  12/31/99           22.88      (0.04)           6.76           6.72          -              (1.15)                 -
  12/31/98           16.99      (0.01)           5.94           5.93      (0.01)             (0.03)                 -
  12/31/97           14.21       0.04            3.07           3.11      (0.02)             (0.31)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01            9.90      (0.05)          (2.62)         (2.67)         -                  -                  -
5/01(a)-12/31/00     10.00          -           (0.10)         (0.10)         -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01           17.78       0.15           (1.27)         (1.12)     (0.16)                 -                  -
  12/31/00           16.78       0.16            1.00           1.16      (0.16)                 -                  -
  12/31/99           18.24       0.19           (0.38)         (0.19)     (0.20)             (1.07)                 -
  12/31/98           16.82       0.16            1.94           2.10      (0.16)             (0.52)                 -
  12/31/97           14.50       0.13            3.03           3.16      (0.13)             (0.71)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00            9.63       0.03            11:10 AM 5/2/022.40           2.43      (0.03)             (0.28)                 -
  12/31/99            9.21       0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 9.41        (5.82)%     13,557         58.88%       1.00 %       0.17 %        n/a          n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01          10.66         9.52       54,851         112.25       0.80         4.35          n/a          n/a
  12/31/00          10.29        11.75       21,715         221.61       0.93 (d)     5.98          n/a          n/a
  12/31/99           9.64        (0.26)       9,451          91.12       0.80         5.41          n/a          n/a
3/02(a)-12/31/98    10.16        (5.70)       6,133         269.16       0.85         4.95         1.57         4.23
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01          17.18       (25.01)     282,049          91.77       0.96         0.07         0.99         0.04
  12/31/00          22.91       (17.85)     497,299          77.67       0.94        (0.22)        0.95        (0.23)
  12/31/99          28.45        29.41      454,393          74.67       0.97        (0.21)         n/a          n/a
  12/31/98          22.88        34.93      182,097          70.55       1.01        (0.07)        1.01        (0.07)
  12/31/97          16.99        21.88       83,612         194.81       1.13         0.31         1.13         0.31
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01           7.23       (26.97)      29,541         211.61       1.05        (0.46)        1.09        (0.50)
5/01(a)-12/31/00     9.90        (1.00)      46,122          58.67       1.05        (0.09)        1.06        (0.10)
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01          16.50        (6.32)     347,246          82.54       0.96         0.89         0.99         0.86
  12/31/00          17.78         6.96      422,750          86.43       0.96         1.05         0.97         1.04
  12/31/99          16.78        (1.04)     319,454          72.23       0.98         1.19          n/a          n/a
  12/31/98          18.24        12.48      195,936          77.80       1.01         1.06         1.01         1.06
  12/31/97          16.82        21.82      108,565         112.54       1.03         1.43         1.09         1.37
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01          11.97        13.24       26,886         143.12       1.07         0.65         1.20         0.52
  12/31/00          11.75        25.37       15,478         134.53       1.07         0.37          n/a          n/a
  12/31/99           9.63         4.77        6,394         118.56       1.08         0.25          n/a          n/a
3/02(a)-12/31/98     9.21        (7.64)       4,731          70.72       1.13         0.34         1.85        (0.38)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01        $  10.28      $ 0.02         $ 1.77         $ 1.79      $ (0.02)              $ (0.65)         $     -
  12/31/00            8.84        0.02           1.45           1.47        (0.03)                    -                -
  12/31/99            8.70        0.03           0.14           0.17        (0.03)                    -                -
3/02(a)-12/31/98     10.00       (0.01)         (1.28)         (1.29)           -                     -            (0.01)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           13.13        0.41           0.98           1.39        (0.44)                (0.08)               -
  12/31/00           12.60        0.50           0.52           1.02        (0.46)                (0.03)               -
  12/31/99           13.48        0.44          (0.45)         (0.01)       (0.44)                (0.43)               -
  12/31/98           13.06        0.47           0.84           1.31        (0.47)                (0.42)               -
  12/31/97           11.92        0.36           1.83           2.19        (0.36)                (0.69)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.60        0.79          (0.30)          0.49        (0.80)                    -                -
  12/31/00           10.13        0.98          (1.55)         (0.57)       (0.96)                    -                -
  12/31/99           10.89        0.88          (0.76)          0.12        (0.88)                    -                -
  12/31/98           11.48        0.91          (0.47)          0.44        (0.91)                (0.12)               -
  12/31/97           10.67        0.59           1.02           1.61        (0.59)                (0.21)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL BALANCED SERIES

  12/31/01           10.58        0.21          (0.26)         (0.05)       (0.19)                (0.04)               -
  12/31/00           10.11        0.36           0.46           0.82        (0.35)                    -                -
  12/31/99           10.38        0.28          (0.27)          0.01        (0.28)                    -                -
3/02(a)-12/31/98     10.00        0.21           0.38           0.59        (0.21)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           14.00        10.57      212,196        42.38      0.81          3.28           n/a           n/a
  12/31/00           13.13         8.25      155,270        25.76      0.82          4.02           n/a           n/a
  12/31/99           12.60        (0.11)     143,012        35.02      0.82          3.71           n/a           n/a
  12/31/98           13.48        10.06       95,974        33.74      0.85          3.87          0.85          3.87
  12/31/97           13.06        18.43       59,694       160.88      0.93          3.72          0.84          3.71
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.29         5.67      160,781        41.24      0.81          8.68           n/a           n/a
  12/31/00            8.60        (5.62)     144,516        62.41      0.82         10.06           n/a           n/a
  12/31/99           10.13         1.09      147,023        61.03      0.82          9.22           n/a           n/a
  12/31/98           10.89         3.84      101,485       129.85      0.83          8.62          0.83          8.62
  12/31/97           11.48        15.05       62,712       189.25      0.90          8.15          0.90          8.15
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL BALANCED SERIES

  12/31/01           10.30        (0.52)      18,097        46.03      0.93 (d)      2.46           n/a           n/a
  12/31/00           10.58         8.20       12,597        26.67      0.90          3.91           n/a           n/a
  12/31/99           10.11         0.09        7,517        59.53      0.90          3.54           n/a           n/a
3/02(a)-12/31/98     10.38         5.91        3,297       128.41      0.95          3.49          2.38          2.06
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01        $    7.67    $ 0.65         $ (0.24)        $ 0.41     $ (0.66)             $    -               $ -
  12/31/00             8.71      0.64           (1.05)         (0.41)      (0.63)                  -                 -
  12/31/99             9.59      0.71           (0.88)         (0.17)      (0.71)                  -                 -
3/02(a)-12/31/98      10.00      0.54           (0.41)          0.13       (0.54)                  -                 -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01          $ 7.42         5.33 %   $ 20,220        48.73%      0.90 %       8.54 %         n/a            n/a
  12/31/00            7.67        (4.67)      16,437        35.52       0.90         9.17           n/a            n/a
  12/31/99            8.71        (1.76)      10,690        31.39       0.90         8.74           n/a            n/a
3/02(a)-12/31/98      9.59         1.32        7,388        37.45       0.95         7.80          1.39           7.36
----------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES II

  12/31/01        $  10.07     $ 0.12         $ (0.83)       $  (0.71)    $ (0.15)            $    -               $ -
  12/31/00           11.01       0.16           (0.80)          (0.64)      (0.30)                 -                 -
  12/31/99            9.54       0.06            1.48            1.54       (0.07)                 -                 -
 4/09(a)-12/31/98    10.00       0.23           (0.69)          (0.46)          -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES II

  12/31/01           11.22       0.11           (1.18)          (1.07)      (0.28)             (0.43)                -
  12/31/00           12.49       0.06           (0.88)          (0.82)      (0.17)             (0.28)                -
  12/31/99           10.22       0.05            2.28            2.33       (0.06)                 -                 -
4/09(a)-12/31/98     10.00       0.17            0.05            0.22           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES II

  12/31/01           11.36       0.07           (1.51)          (1.44)      (0.25)             (0.68)                -
  12/31/00           12.92      (0.01)          (1.16)          (1.17)      (0.14)             (0.25)                -
  12/31/99           10.05      (0.01)           2.89            2.88       (0.01)                 -                 -
4/09(a)-12/31/98     10.00       0.10           (0.05)           0.05           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

  12/31/01           12.45       0.07           (1.56)          (1.49)      (0.36)             (1.11)                -
  12/31/00           15.37      (0.07)          (1.91)          (1.98)      (0.22)             (0.72)                -
  12/31/99           10.80      (0.07)           4.65            4.58           -              (0.01)                -
4/09(a)-12/31/98     10.00       0.07            0.73            0.80           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES II

  12/31/01           11.89       0.02           (1.72)          (1.70)      (0.24)             (0.62)                -
  12/31/00           13.67      (0.11)          (1.31)          (1.42)      (0.10)             (0.26)                -
  12/31/99           10.04      (0.05)           3.69            3.64       (0.01)                 -                 -
4/09(a)-12/31/98     10.00       0.08           (0.04)           0.04           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
 JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

  12/31/01           12.46       0.02           (1.62)          (1.60)      (0.28)             (0.72)                -
  12/31/00           14.44      (0.17)          (1.45)          (1.62)      (0.07)             (0.29)                -
  12/31/99           10.36      (0.05)           4.15            4.10       (0.02)                 -                 -
4/09(a)-12/31/98     10.00       0.07            0.29            0.36           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES II

  12/31/01         $   9.21      (7.00)%     $ 13,202       66.63%      0.20 %       2.47 %         n/a            n/a
  12/31/00            10.07      (5.77)         9,867       25.52       0.20         3.03           n/a            n/a
  12/31/99            11.01      16.14          6,513       55.32       0.20         3.31           n/a            n/a
 4/09(a)-12/31/98      9.54      (4.60)         1,701      369.99       0.20         2.29           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES II

  12/31/01             9.44      (9.48)        17,900       62.10       0.20         1.46           n/a            n/a
  12/31/00            11.22      (6.57)        17,884       18.92       0.20         2.15           n/a            n/a
  12/31/99            12.49      22.77         10,450       38.38       0.20         2.15           n/a            n/a
4/09(a)-12/31/98      10.22       2.20          2,856      103.28       0.20         4.09           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES II

  12/31/01             8.99     (12.75)         5,978       57.39       0.20         1.04           n/a            n/a
  12/31/00            11.36      (9.04)         6,257       42.75       0.20         1.53           n/a            n/a
  12/31/99            12.92      28.66          3,379       72.67       0.20         1.26           n/a            n/a
4/09(a)-12/31/98      10.05       0.50            267      165.71       0.20         2.19           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

  12/31/01             9.49     (11.97)         3,159       57.87       0.20         0.05           n/a            n/a
  12/31/00            12.45     (12.86)         4,395       21.22       0.20         0.59           n/a            n/a
  12/31/99            15.37      42.42          3,122      145.99       0.20        (0.07)          n/a            n/a
4/09(a)-12/31/98      10.80       8.00            155      208.66       0.20         0.91           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES II

  12/31/01             9.33     (14.38)         9,472       74.49       0.20         0.13           n/a            n/a
  12/31/00            11.89     (10.35)        11,243       18.49       0.20         0.62           n/a            n/a
  12/31/99            13.67      36.29          4,733       59.07       0.20         0.20           n/a            n/a
4/09(a)-12/31/98      10.04       0.40            600      121.14       0.20         1.82           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

  12/31/01             9.86     (12.85)         2,825       53.36       0.20         0.08           n/a            n/a
  12/31/00            12.46     (11.18)         3,475       17.61       0.20         0.71           n/a            n/a
  12/31/99            14.44      39.61            946      202.45       0.20         0.00           n/a            n/a
4/09(a)-12/31/98      10.36       3.60            224      157.21       0.20         1.22           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                                   PROSPECTUS

                                   May 1, 2002

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2002, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.


Alliance Capital/JNL Growth Fund
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund
J.P. Morgan/JNL International & Emerging Markets Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Global Equities Fund
Janus/JNL Growth & Income Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
PPM America/JNL Money Market Fund
Putnam/JNL International Equity Fund
Putnam/JNL Midcap Growth Fund
S&P/JNL Conservative Growth Fund
S&P/JNL Moderate Growth Fund
S&P/JNL Aggressive Growth Fund
Salomon Brothers/JNL Balanced Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL High Yield Bond Fund
T. Rowe Price/JNL Mid-Cap Growth Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P Mid Cap 400 Index" and "Standard & Poor's Midcap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P's affiliate. This affiliate typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.
                                 ---------------




                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST..............................................................................................64

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS.................................................................................................69

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                          ABOUT THE FUNDS OF THE TRUST

ALLIANCE CAPITAL/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alliance Capital/JNL Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks or securities with common stock characteristics that the sub-adviser believes have the potential for capital appreciation, which include securities convertible into or exchangeable for common stock. Normally, the Fund invests in about 40-60 companies, with what the sub-adviser believes to be the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. In selecting equity securities, the sub-adviser considers a variety of factors, such as an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. Because the Fund holds securities selected for growth potential rather than protection of income, the value of the Fund's portfolio may be more volatile in response to market changes than it would be if the Fund held income-producing securities.

The Fund invests primarily in high-quality U.S. companies, generally those of large market capitalization. The Fund may invest a portion of its assets in foreign securities. The potential for appreciation of capital is the basis for investment decisions. Whatever income the Fund's investments generate is incidental to the objective of capital growth.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. In addition, because the Fund invests in a smaller number of securities than many other equity funds, the Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

28.23%            -17.59%           -14.57%
[Insert chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 17.69% (4th quarter of 1999) and its lowest quarterly return was -17.94% (3rd quarter of 2001).

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AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                  1 YEAR            LIFE OF FUND*
-------------------------------------------------------------------------- --------------------- --------------------
Alliance Capital/JNL Growth Fund                                                  -14.57%                4.84%
S&P 500 Index                                                                     -11.20%                3.92%
-------------------------------------------------------------------------- --------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. *The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alliance Capital/JNL Growth Fund is Alliance Capital Management L.P. ("Alliance"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

James G. Reilly, Executive Vice President of Alliance, and Syed Hasnain, Senior Vice President and Large Cap Growth Portfolio Manager of Alliance, share the responsibility for the day-to-day management of the Fund. Mr. Reilly joined Alliance in 1984. Mr. Hasnain joined Alliance in 1994. Mr. Reilly has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Hasnain has shared responsibility for the day-to-day management of the Fund since January 1999.

J.P. MORGAN/JNL ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is to provide high total return from a broadly diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its total assets will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), generally tracking the industry weighting of that Index. Within each industry, the Fund modestly overweights stocks that the sub-adviser regards as undervalued or fairly valued and modestly underweights or does not hold stocks that the sub-adviser determines are overvalued. By so doing, the Fund seeks returns that slightly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index.

In managing the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) based on its in-house research, the sub-adviser takes an in-depth look at company prospects over a relatively long period, often as much as five years, rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

     (ii) the research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. These valuation rankings are produced with the help of models that quantify the research team's findings.

     (iii)the sub-adviser buys and sells stocks for the Fund according to the policies of the Fund based on the sub-adviser's research and valuation rankings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

6.85%             -11.38%           -11.78%
[Insert Chart]
1999              2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 11.35% (4th quarter of 2001) and its lowest quarterly return was -16.10% (3rd quarter of 2001).

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AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- ------------------
                                                                               1 YEAR            LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- ------------------
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund                             -11.78%                -6.60%
S&P 500 Index                                                                 -11.20%                -4.24%
---------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 16, 1999.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's sub-adviser may consider other criteria, such as: catalysts that could trigger a rise in a stock's price; high potential reward compared to potential risk; and temporary mispricings caused by market overreactions. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. Doing so may reduce the potential for appreciation in the Fund's portfolio. The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Active trading may increase transaction costs, which may reduce performance.

The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts and swaps, for hedging and risk management, i.e., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Nanette Buziak,Vice President of J.P. Morgan, Timothy Devlin, Vice President of J.P. Morgan and Jonathan Golub, Vice President of J.P. Morgan share the responsibility for the day to day management of the Series. Ms. Buziak has been with J.P. Morgan since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc. Mr. Devlin has been with J.P. Morgan since 1996 and has managed the Series since its inception. Mr. Golub has been with J.P. Morgan since 2001 and prior to that time, he led the consultant relations effort at Scudder Kemper Investment for approximately three years and Chancellor LGT for five years.

J.P. MORGAN/JNL INTERNATIONAL & EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the J.P. Morgan/JNL International & Emerging Markets Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers. The Fund also invests in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any country generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iv) has at least 50% of its assets located in emerging markets.

The Fund focuses its emerging market investments in those countries which the sub-adviser believes have strongly developing economies and in which the markets are becoming more sophisticated.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

38.02%            -15.45%           -20.33%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 17.86% (4th quarter of 1999) and its lowest quarterly return was -16.24% (1st quarter of 2001).

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AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ ----------------------
                                                                             1 YEAR               LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ ----------------------
J.P. Morgan/JNL International & Emerging Markets Fund                        -20.33%          -2.20%
MSCI All Country World Free (ex-US) Index                                    -20.98%                -3.83%
-------------------------------------------------------------------- ------------------------ ----------------------

The MSCI All Country World Free (ex-US) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The J.P. Morgan/JNL International & Emerging Markets Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation ranking, as well as its assessment of other factors, including: catalysts that could trigger a change in a stock's price; potential reward compared to potential risk, and temporary mispricings caused by market overreactions. The Fund's country allocation and industrial sector weightings result primarily from its stock selection decisions and may vary significantly from the MSCI All Country World Free (ex-U.S.) Index, the Fund's benchmark.

Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. The Fund may also invest in money market instruments, as a temporary defensive measure when, in the sub-adviser's view, market conditions are, or are anticipated to be, adverse. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The sub-adviser manages the Fund actively in pursuit of its investment objective. Active trading may increase transaction costs, which may reduce performance.

The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the J.P. Morgan/JNL International & Emerging Markets Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Andrew C. Cormie, Managing Director of J.P. Morgan and Nigel F. Emmett, Vice President of J.P. Morgan. Mr. Cormie has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Emmett joined J.P. Morgan in August 1997. Prior to that, he was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Mr. Cormie and Mr. Emmett have been on the portfolio management team for the Fund since the inception of the Fund.

JANUS/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Aggressive Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Janus/JNL Aggressive Growth Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
18.95%            12.67%            57.66%           34.43%       -20.97%       -30.18%
[Insert Chart]
1996              1997              1998             1999              2000     2001

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                        1 YEAR                 5 YEAR              LIFE OF FUND*
----------------------------------------------- ----------------------- ---------------------- -----------------------
Janus/JNL Aggressive Growth Fund                        -30.18%               13.75%                 16.86%
S&P 500 Index                                           -11.20%               10.85%                 14.38%
----------------------------------------------- ----------------------- ---------------------- -----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Aggressive Growth Fund is Janus Capital Management LLC (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Fund. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He has earned the right to use the Chartered Financial Analyst designation. Mr. Lammert has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL GLOBAL EQUITIES FUND*

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Global Equities Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%
[Insert Chart]
1996     1997     1998     1999     2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- ------------------------ ------------------ ------------------
                                                            1 YEAR                5 YEAR          LIFE OF FUND*
--------------------------------------------------- ------------------------ ------------------ ------------------
Janus/JNL Global Equities Fund                              -23.50%                 9.22%             15.75%
Morgan Stanley Capital International World Index            -17.46%                 4.57%              6.60%
--------------------------------------------------- ------------------------ ------------------ ------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund`s sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Global Equities Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes and Laurence Chang, Portfolio Managers of Janus Capital, are responsible for the day-to-day management of the Fund. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation. Laurence Chang is Co-Manager and Executive Vice President of Janus Worldwide Fund, Janus Overseas Fund, Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio. He also manages separate accounts and institutional commingled funds in the Global Growth and International Growth disciplines. Prior to joining Janus in 1993, Laurence was project director at the National Security Archive, where he analyzed U.S. nuclear policy and authored several works on the Cuban missile crisis. Laurence received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a master's degree in political science from Stanford University. Laurence has earned the right to use the Chartered Financial Analyst designation and has seven years of professional investment experience. Ms. Hayes has had responsibility for the day-to-day management of the Fund since the inception of the Fund, while Mr. Chang has been co-manager of the Fund since January 2000.

JANUS/JNL  GROWTH & INCOME FUND (FORMERLY THE GOLDMAN  SACHS/JNL GROWTH & INCOME
FUND)

INVESTMENT OBJECTIVE. The investment objectives of the Janus/JNL Growth & Income Fund are long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally emphasizes investments in equity securities. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and will normally invest at least 25% of its assets in securities the portfolio manager believes have income potential. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential. The sub-adviser may also consider dividend-paying characteristics when selecting common stock. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance.

As of May 1, 2000, Janus Capital Corporation (Janus) replaced Goldman Sachs Asset Management as the sub-adviser to this Fund. In addition, certain investment policies, practices and strategies were changed as of that date to reflect the management style of Janus, the new sub-adviser. The advisory fees were also changed. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.98%             -8.56%            -13.51%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 9.50% (4th quarter of 2001) and its lowest quarterly return was -14.99% (3rd quarter of 2001).

 AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ -------------------
                                                                             1 YEAR             LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ -------------------
Janus/JNL Growth & Income Fund                                               -13.51%                -7.13%
S&P 500 Index                                                                -11.20%                 3.92%
-------------------------------------------------------------------- ------------------------ -------------------

The S&P 500 Index is a broad-based, unmanaged index. *The Fund began operations on March 2, 1998.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Growth & Income Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

David Corkins is Portfolio Manager of the Fund. He is also the portfolio manager and Executive Vice President of Janus Growth and Income Fund and Janus Aspen Growth and Income Portfolio. He also manages separate accounts in the LargeCap Growth and Diversified Growth disciplines. Prior to joining Janus in 1995, Mr. Corkins was Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. While at Chase, Mr. Corkins also worked in consumer credit and mortgage issuance and analysis. Mr. Corkins graduated cum laude from Dartmouth College with a bachelor's degree in English and Russian, and earned an M.B.A. in finance with honors from Columbia University. He has eleven years of professional investment experience.

LAZARD/JNL MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

              o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

              o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.77%    25.37%   13.24%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -13.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Mid Cap Value Fund                                                  13.24%                 8.63%
Russell MidCap Index                                                           -6.53%                 4.69%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell Mid Cap Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Mid Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist, Andrew Lacey and Christopher Blake share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and a Director of Lazard. Mr. Blake, a research analyst, has been with Lazard since 1995. Mr. Gullquist has been responsible for the day-to-day management of the Fund since the inception of the Fund. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

LAZARD/JNL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The Fund may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

1.36%             16.60%            17.34%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -11.81% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Small Cap Value Fund                                                17.34%                 5.19%
Russell 2000 Index                                                              3.09%                 2.70%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Small Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist and Patrick Mullin share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Gullquist and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since January 2001.

OPPENHEIMER/JNL GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK: Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,

     o    Companies that stand to benefit from global growth trends,

     o Businesses with strong competitive positions and high demand for their products or services,

     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

William L.Wilby, Senior Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1991. Mr. Wilby is a graduate of the United States Military Academy and holds an MA and PhD in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation.

OPPENHEIMER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

     o    Companies that are established and well-known in the marketplace

     o    Companies with above-average earnings growth

     o Companies in high-growth market sectors that are leaders within their sectors

     o Growth rates that the portfolio manager believes may be sustainable over time.

In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment grade debt securities . The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Bruce Bartlett, Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1995, prior to which he was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Bartlett holds a Bachelor of Science in microbiology and chemistry from the University of Michigan and an MBA from Grand Valley State University. He has earned the right to use the Chartered Financial Analyst designation.

PIMCO/JNL TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the PIMCO/JNL Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The average portfolio duration of the Fund normally varies within a three- to six -year time frame based on the sub-adviser's forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contacts or swap agreements, or in mortgage-or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK: Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-0.26%            11.75%            9.52%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 7.30% (2nd quarter of 2001) and its lowest quarterly return was -11.99% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ -------------------
                                                                             1 YEAR             LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ -------------------
PIMCO/JNL Total Return Bond Fund                                               9.52%                 6.87%
Lehman Brothers Aggregate Bond Index                                           8.44%                 6.51%
-------------------------------------------------------------------- ------------------------ -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PIMCO/JNL Total Return Bond Fund is Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is an investment counseling firm founded in 1971. PIMCO is indirectly owned and controlled by Allianz A.G.

William H. Gross, Managing Director of PIMCO, is responsible for the day-to-day management of the Fund. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.87%             5.01%             4.99%            4.67%             5.83%            3.45%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60% (1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- ---------------- --------------------------- --------------------
                                                       1 YEAR                 5 YEAR               LIFE OF FUND*
-------------------------------------------------- ---------------- --------------------------- --------------------
PPM America/JNL Money Market Fund                        3.45%                4.78%                    4.84%
Merrill Lynch Treasury Bill Index (3 month)              4.42%                5.20%                    5.24%
-------------------------------------------------- ---------------- --------------------------- --------------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

PUTNAM/JNL   INTERNATIONAL   EQUITY  FUND   (FORMERLY  THE  T.  ROWE   PRICE/JNL
INTERNATIONAL EQUITY INVESTMENT FUND)

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The sub-adviser selects stocks through a bottom up process, using its valuation approach to identify significantly mispriced companies. Its expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature) or the current market environment. The sub-adviser begins by screening its international stock database of over 5,500 non-U.S. companies to identify those companies with a positive valuation indicator (price to book relative to return on equity). Stocks passing this initial valuation screen are then subjected to a rigorous process. The decision to purchase a stock is based on the combined judgment of the sub-adviser's Core International Equity portfolio managers, and their decision must be unanimous. A representative of the sub-adviser typically visits all companies before a purchase decision is finalized.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.91%            2.65%             14.43%           32.11%            -13.99%          -20.29%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -14.12% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- -------------------- -------------------
                                                          1 YEAR                  5 YEAR           LIFE OF FUND*
----------------------------------------------- --------------------------- -------------------- -------------------
Putnam/JNL International Equity Fund                     -20.29%                   1.25%                4.02%
Morgan Stanley Europe and Austrailia, Far                -22.61%                  -0.18%                1.33%
East Equity Index
----------------------------------------------- --------------------------- -------------------- -------------------

The Morgan Stanley Europe and Australia, Far East Equity Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL International Equity Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Core International Equity team at Putnam. The team is headed by Omid Kamshad, Managing Director and Chief Investment Officer of the group. Mr. Kamshad has been employed by Putnam since 1996. Prior to January 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was employed at Baring Asset Management Company.

PUTNAM/JNL MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its total assets in common stocks of U.S. mid-capitalization companies, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Growth stocks are issued by companies whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth in a company's earnings may lead to an increase in the price of its stock. The 80% limitation will apply to investments in mid-capitalization companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small and mid-size companies generally involves greater risks than investing in larger more established ones.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may go up and down more than equity securities of larger, more-established companies, but they offer the possibility of more rapid growth. Additionally, mid-capitalization stocks tend to be less volatile than small company stocks.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-26.97%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- --------------------
                                                          1 YEAR               LIFE OF FUND*
----------------------------------------------- --------------------------- --------------------
Putnam/JNL Midcap Growth Fund                            -26.97%                 -17.64%
Russell Mid Cap Growth Index                             -20.35%                 -23.99%
----------------------------------------------- --------------------------- --------------------

The S&P 400 Mid Cap Index is a broad-based, unmanaged index.
*  The Fund began operations on May 1, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Midcap Equity Growth team at Putnam. The team is headed by Eric M. Wetlaufer, Managing Director and Chief Investment Officer for the group. Mr. Wetlaufer has been with Putnam since 1997. Prior to 1997 Mr. Wetlaufer was with Cadence Capital Management.

S&P/JNL CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Conservative Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Conservative Growth Fund may invest are the Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Lazard/JNL Small Cap Value Fund, Lazard/JNL Mid Cap Value Fund, PPM America/JNL Money Market Fund, Putnam/JNL International Equity Fund, Putnam/JNL Midcap Growth Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest exclusively in bonds of U.S. corporate and government issuers and Underlying Funds that invest exclusively in investment-grade securities.

Under normal circumstances, the Fund allocates approximately 50% to 75% of its assets to Underlying Funds that invest primarily in equity securities, 15% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Securities that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-6.60%
[Insert Chart]
2001

In the period shown in the chart, the Fund's highest quarterly return was 7.23% (4th quarter of 2001) and its lowest quarterly return was -23.03% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Conservative Growth Fund                                               -6.60%                -5.80%
Lehman Brothers Aggregate Bond Index                                            8.44%                 9.99%
S&P 500 Index                                                                 -11.20%                -8.38%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 and Lehman Brothers Aggregate Bond Indexes are a broad-based, unmanaged index. The total returns were calculated according to the following weightings: the S&P 500 Index represents 65% of the equity investments and the Lehman Bond Aggregate Index represents 35% of the fixed-income investments of the Fund.

* The Fund began operations on January 26, 2000.


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio..

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Conservative Growth Fund is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Moderate Growth Fund is capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Moderate Growth Fund may invest are the Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Lazard/JNL Small Cap Value Fund, Lazard/JNL Mid Cap Value Fund, PPM America/JNL Money Market Fund, Putnam/JNL International Equity Fund, Putnam/JNL Midcap Growth Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investment in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest exclusively in bonds of U.S. corporate and government issuers and Underlying Funds that invest exclusively in investment-grade securities.

Under normal circumstances, the Fund allocates approximately 60% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 40% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-9.32%
[Insert Chart]
2001

In the period shown in the chart, the Fund's highest quarterly return was 9.94% (4th quarter of 2001) and its lowest quarterly return was -12.47% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Moderate Growth Fund                                                   -9.32%                -8.85%
Lehman Brothers Aggregate Bond Index                                            8.44%                 9.99%
S&P 500 Index                                                                 -11.20%                -9.71%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 75% of the equity investments and the Lehman Bond Aggregate Index represents 25% of the fixed-income investments of the Fund.

* The Fund began operations on January 13, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio. .

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Moderate Growth Fund is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Aggressive Growth Fund is capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Aggressive Growth Fund may invest are the Alliance Capital/JNL Growth Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Global Equities Fund, Janus/JNL Growth & Income Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Lazard/JNL Small Cap Value Fund, Lazard/JNL Mid Cap Value Fund, PPM America/JNL Money Market Fund, Putnam/JNL International Equity Fund, Putnam/JNL Midcap Growth Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, and T. Rowe Price/JNL Mid-Cap Growth Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investment in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest exclusively in bonds of U.S. corporate and government issuers and Underlying Funds that invest exclusively in investment-grade securities.

Under normal circumstances, the Fund allocates 75% to 100% of its assets to Underlying Funds that invest primarily in equity securities and 0% to 25% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-15.86%
[Insert Chart]
2001

In the period shown in the chart, the Fund's highest quarterly return was 12.70% (4th quarter of 2001) and its lowest quarterly return was -18.64% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Aggressive Growth Fund                                                -15.86%               -10.81%
Lehman Brothers Aggregate Bond Index                                            8.44%                 9.99%
S&P 500 Index                                                                 -11.20%                -8.13%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. . The total returns were calculated according to the following weightings: the S&P 500 Index represents 90% of the equity investments and the Lehman Bond Aggregate Index represents 10% of the fixed-income investments of the Fund.

* The Fund began operations on January 13, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio..

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Aggressive Growth Fund is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

SALOMON BROTHERS/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL Balanced Fund is to obtain above-average income. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in a diversified portfolio of a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accord with the sub-adviser's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Under normal market conditions, at least 40% of the Fund's assets will consist of equity securities. Equity holdings may include common and preferred stock, securities convertible into common or preferred stock, rights and warrants, equity interests in trusts, partnerships, joint ventures or similar enterprises, and Depositary Receipts.

The sub-adviser may invest at least 25% (normally expected to be between 35% and 65%) in the full range of maturities of fixed-income securities, which may include corporate debt securities, U.S. Government securities, mortgage-backed securities, zero coupon bonds, deferred interest bonds and payment-in-kind securities. Generally, most of the Fund's long-term debt investments consist of investment grade securities, although the Fund may invest in non-investment grade securities commonly known as "junk bonds." The Fund may also invest in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

0.09%             8.20%             -0.52%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 10.76% (2nd quarter of 2001) and its lowest quarterly return was -3.55% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Salomon Brothers/JNL Balanced Fund                                             -0.52%                 3.50%
Salomon Smith Barney Broad Investment-Grade Bond Index                          8.52%                 6.86%
S&P 500 Index                                                                 -11.20%                 3.92%
---------------------------------------------------------------------- ----------------------- --------------------

Each of the Lehman Brothers Aggregate Bond Index and the S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Salomon Brothers/JNL Balanced Fund allocates its assets primarily among common stocks, investment-grade bonds, convertible securities, high-yield/high-risk securities and cash.

The Fund may use derivative instruments, such as futures contracts and options, for hedging or maturity or duration purposes, or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Balanced Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

George Williamson, Director and Senior Portfolio Manager of SBAM, is primarily responsible for the day-to-day management of the Fund. Mr. Williamson has had primary responsibility for the day-to-day management of the Fund since September 1998.

SALOMON BROTHERS/JNL GLOBAL BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the Salomon Brothers/JNL Global Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Fund invests under normal circumstances at least 80% of its total assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund does not currently intend to invest more than 75% of assets in medium or lower rated securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

14.39%            10.66%            2.46%            1.87%             7.28%            6.71%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 14.70% (2nd quarter of 2001) and its lowest quarterly return was -13.34% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- -------------------- --------------------- --------------------
                                                        1 YEAR                5 YEAR            LIFE OF FUND*
------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Fund                    6.71%                5.74%               7.54%
Salomon Smith Barney Broad Investment Grade              8.52%                7.43%               7.52%
Index
------------------------------------------------- -------------------- --------------------- --------------------

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Global Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

In connection with SBAM's service as sub-adviser to the Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SBAM. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Fund. Mr. Scott joined SBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

SALOMON BROTHERS/JNL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL High Yield Bond Fund invests under normal circumstances at least 80% of its total assets in high-yield, high-risk debt securities, commonly referred to as "junk bonds." To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals. The Fund may also invest in securities of foreign issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-1.76%            -4.67%            5.33%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 3.98% (4th quarter of 2001) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Salomon Brothers/JNL High Yield Bond Fund                                       5.33%                -0.01%
Salomon Brothers High Yield Index                                               5.44%                 0.47%
---------------------------------------------------------------------- ----------------------- --------------------

The Salomon Brothers High Yield Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. The Fund may invest in fixed- and floating-rate loans, including loan participations. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 10 to 15 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL High Yield Bond Fund is Salomon Brothers Asset Management Inc
(SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

T. ROWE PRICE/JNL MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-capitalization) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

The sub-adviser relies on its proprietary research to identify mid-capitalization companies with attractive growth prospects. The Fund seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average; (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) have stock prices the sub-adviser believes are undervalued in the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

3.47%             18.21%            21.49%           24.01%            7.16%            -1.49%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------- ----------------- ------------- --------------------
                                                                    1 YEAR          5 YEAR        LIFE OF FUND*
-------------------------------------------------------------- ----------------- ------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                               -1.49%          13.44%         18.00%
S&P MidCap 400 Index                                                -0.16%          17.57%         17.29%
-------------------------------------------------------------- ----------------- ------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian W. Berghuis, Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985 and has had day-to-day responsibility for managing the Fund since the inception of the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                         Advisory Fee (Annual Rate
                                                                                              Based on Average Net
Fund                                           Assets                                         Assets of each Fund)
---------------------------------------------- ----------------------------------- ---------------------------------

Alliance Capital/JNL Growth Fund               $0 to $250 million                                   .775%
                                               Over $250 million                                     .70%

J.P. Morgan/JNL Enhanced S&P 500 Stock Index   $0 to $25 million                                     .80%
Fund                                           Over $25 million                                      .75%


J.P. Morgan/JNL International & Emerging       $0 to $50 million                                    .975%
Markets Fund                                   $50 million to $200 million                           .95%
                                               $200 million to $350 million                          .90%
                                               Over $350 million                                     .85%

Janus/JNL Aggressive Growth Fund               $0 to $150 million                                    .95%
                                               $150 million to $300 million                          .90%
                                               Over $300 million                                     .85%

Janus/JNL Global Equities Fund                 $0 to $150 million                                   1.00%
                                               $150 million to $300 million                          .95%
                                               Over $300 million                                     .90%

Janus/JNL Growth & Income Fund                 $0 to $300 million                                    .95%
                                               Over $300 million                                     .90%

Lazard/JNL Mid Cap Value Fund                  $0 to $150 million                                   .975%
                                               $150 million to $300 million                         .925%
                                               Over $300 million                                     .90%

Lazard/JNL Small Cap Value Fund                $0 to $50 million                                    1.05%
                                               $50 million to $150 million                          1.00%
                                               $150 million to $300 million                         .975%
                                               Over $300 million                                    .925%

Oppenheimer/JNL Global Growth Fund             $0 to $300 million                                    .90%
                                               Over $300 million                                     .80%

Oppenheimer/JNL Growth Fund                    $0 to $300 million                                    .90%
                                               Over $300 million                                     .80%

PIMCO/JNL Total Return Bond Fund               All assets                                            .70%


PPM America/JNL Money Market Fund              $0 to $150 million                                    .60%
                                               $150 million to $300 million                         .575%
                                               $300 million to $500 million                          .55%
                                               Over $500 million                                    .525%

Putnam/JNL International Equity Fund           $0 to $50 million                                    1.10%
                                               $50 million to $150 million                          1.05%
                                               $150 million to $300 million                         1.00%
                                               $300 million to $500 million                          .95%
                                               Over $500 million                                     .90%

Putnam/JNL Midcap Growth Fund                  $0 to $300 million                                    .95%
                                               Over $300 million                                     .90%


S&P/JNL Conservative Growth Fund               $0 to $500 million                                    .15%
                                               Over $500 million                                     .10%

S&P/JNL Moderate Growth Fund                   $0 to $500 million                                    .15%
                                               Over $500 million                                     .10%

S&P/JNL Aggressive Growth Fund                 $0 to $500 million                                    .15%
                                               Over $500 million                                     .10%

Salomon Brothers/JNL Balanced Fund             $0 to $50 million                                     .80%
                                               $50 million to $100 million                           .75%
                                               Over $100 million                                     .70%

Salomon Brothers/JNL Global Bond Fund          $0 to $150 million                                    .85%
                                               $150 million to $500 million                          .80%
                                               Over $500 million                                     .75%

Salomon Brothers/JNL High Yield Bond Fund      $0 to $50 million                                     .80%
                                               $50 million to $100 million                           .75%
                                               Over $100 million                                     .70%

T. Rowe Price/JNL Mid-Cap Growth Fund          $0 to $150 million                                    .95%
                                               Over $150 million                                     .90%

---------------------------------------------- ----------------------------------- ---------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to JNAM for implementation. Each sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.



                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the Oppenheimer/JNL Global Growth Fund, the Mellon Capital Management/JNL International Index Fund and the several S&P/JNL Funds, pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. The Oppenheimer/JNL Global Growth Fund and the Mellon Capital Management/JNL International Index Fund pay an Administrative Fee of .15%. The S&P/JNL Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           BROKERAGE ENHANCEMENT PLAN

All Funds of the Trust except the PPM America/JNL Money Market Fund and each of the S&P/JNL Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).


The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. The duty of best price and execution still applies to these transactions.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund of the Trust to inure to the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Trust. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLP.

--------
* The Janus/JNL Global Equities Fund (the "Fund") has been closed to new contract holders since September 1, 2000. The Fund is still available to contract holders who purchased their contract prior to September 1, 2000, even if the contract holder does not have a current allocation in the Fund. The Fund is also available to both new and existing contract holders as an underlying Fund of the S&P/JNL Conservative Growth Fund, the S&P/JNL Moderate Growth Fund and the S&P/JNL Aggressive Growth Fund.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/ALLIANCE GROWTH SERIES

  12/31/01            13.55          -          (1.97)        (1.97)      (0.01)                  -                  -
  12/31/00            16.64          -          (2.93)        (2.93)          -               (0.16)                 -
  12/31/99            13.28      (0.01)          3.76          3.75           -               (0.39)                 -
3/02(a)-12/31/98      10.00      (0.01)          3.29          3.28           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------


JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01             9.34       0.03          (1.13)        (1.10)      (0.03)                  -                  -
  12/31/00            10.58       0.04          (1.24)        (1.20)      (0.03)              (0.01)                 -
5/16(a)-12/31/99      10.00       0.03           0.65          0.68       (0.03)              (0.07)                 -

----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------


  12/31/01           11.57     (14.57)       140,511       65.21        0.87         0.05         0.90          0.02
  12/31/00           13.55     (17.59)        92,981       47.01        0.87         0.01          n/a           n/a
  12/31/99           16.64      28.23         18,256       51.15        0.88        (0.07)         n/a           n/a
3/02(a)-12/31/98     13.28      32.80          4,573      136.69        0.93        (0.08)        2.13         (1.28)
----------------------------------------------------------------------------------------------------------------------------

JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01            8.21     (11.78)        31,415        55.97       0.90         0.44          n/a           n/a
  12/31/00            9.34     (11.38)        22,622        57.14       0.90         0.56          n/a           n/a
5/16(a)-12/31/99     10.58        6.85         5,341        34.39       0.90         0.56          n/a           n/a

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

  12/31/01      $     9.79      $ 0.09       $ (2.08)       $   (1.99)   $   (0.04)            $   (0.01)         $ -
  12/31/00           13.15        0.04         (2.10)           (2.06)       (0.06)                (1.24)           -
  12/31/99            9.82        0.06          3.67             3.73        (0.21)                (0.19)           -
3/02(a)-12/31/98     10.00        0.08         (0.20)           (0.12)       (0.06)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS GROWTH & INCOME SERIES

  12/31/01            8.47        0.05         (1.19)           (1.14)       (0.06)                    -            -
  12/31/00            9.36        0.09         (0.89)           (0.80)       (0.09)                    -            -
  12/31/99            9.00        0.09          0.36             0.45        (0.09)                    -            -
3/02(a)-12/31/98     10.00        0.07         (1.00)           (0.93)       (0.07)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     10.00        0.03         (0.76)           (0.73)           -                     -            -
-----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

  12/31/01         $ 7.75       (20.33)%      $ 7,304     82.18%         1.07 %    1.07 %         n/a         n/a
  12/31/00           9.79       (15.45)         9,264    120.75          1.07      0.40           n/a         n/a
  12/31/99          13.15        38.02          7,777     66.82          1.08      0.53           n/a         n/a
3/02(a)-12/31/98     9.82        (1.24)         4,997    231.88          1.13      0.62          2.64       (0.09)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------


JNL/JANUS GROWTH & INCOME SERIES

  12/31/01           7.27       (13.51)        20,346     50.42          1.05      0.73          1.06        0.72
  12/31/00           8.47        (8.56)        23,212    160.19          1.04      1.61           n/a         n/a
  12/31/99           9.36         4.98          7,677    120.54          1.03      1.17           n/a         n/a
3/02(a)-12/31/98     9.00        (9.31)         4,311    129.99          1.08      1.01          2.16       (0.08)
-----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     9.27        (7.30)        59,841     44.80          1.05      0.54           n/a         n/a
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 10.00     $ 0.01         $ (0.59)       $ (0.58)    $(0.01)               $ -                $ -
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01           10.29       0.30            0.68           0.98      (0.28)             (0.33)                 -
  12/31/00            9.64       0.45            0.68           1.13      (0.47)             (0.01)                 -
  12/31/99           10.16       0.49           (0.52)         (0.03)     (0.49)                 -                  -
3/02(a)-12/31/98     10.00       0.31            0.26           0.57      (0.31)             (0.10)                 -
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01            9.90      (0.05)          (2.62)         (2.67)         -                  -                  -
5/01(a)-12/31/00     10.00          -           (0.10)         (0.10)         -                  -                  -
----------------------------------------------------------------------------------------------------------------------------

JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00            9.63       0.03            2.40           2.43      (0.03)             (0.28)                 -
  12/31/99            9.21       0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 9.41        (5.82)%     13,557         58.88%       1.00 %       0.17 %        n/a          n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01          10.66         9.52       54,851         112.25       0.80         4.35          n/a          n/a
  12/31/00          10.29        11.75       21,715         221.61       0.93 (d)     5.98          n/a          n/a
  12/31/99           9.64        (0.26)       9,451          91.12       0.80         5.41          n/a          n/a
3/02(a)-12/31/98    10.16        (5.70)       6,133         269.16       0.85         4.95         1.57         4.23
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01           7.23       (26.97)      29,541         211.61       1.05        (0.46)        1.09        (0.50)
5/01(a)-12/31/00     9.90        (1.00)      46,122          58.67       1.05        (0.09)        1.06        (0.10)
----------------------------------------------------------------------------------------------------------------------------

JNL/LAZARD MID CAP VALUE SERIES

  12/31/01          11.97        13.24       26,886         143.12       1.07         0.65         1.20         0.52
  12/31/00          11.75        25.37       15,478         134.53       1.07         0.37          n/a          n/a
  12/31/99           9.63         4.77        6,394         118.56       1.08         0.25          n/a          n/a
3/02(a)-12/31/98     9.21        (7.64)       4,731          70.72       1.13         0.34         1.85        (0.38)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01        $  10.28      $ 0.02         $ 1.77         $ 1.79      $ (0.02)              $ (0.65)         $     -
  12/31/00            8.84        0.02           1.45           1.47        (0.03)                    -                -
  12/31/99            8.70        0.03           0.14           0.17        (0.03)                    -                -
3/02(a)-12/31/98     10.00       (0.01)         (1.28)         (1.29)           -                     -            (0.01)
----------------------------------------------------------------------------------------------------------------------------

PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL BALANCED SERIES

  12/31/01           10.58        0.21          (0.26)         (0.05)       (0.19)                (0.04)               -
  12/31/00           10.11        0.36           0.46           0.82        (0.35)                    -                -
  12/31/99           10.38        0.28          (0.27)          0.01        (0.28)                    -                -
3/02(a)-12/31/98     10.00        0.21           0.38           0.59        (0.21)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL BALANCED SERIES

  12/31/01           10.30        (0.52)      18,097        46.03      0.93 (d)      2.46           n/a           n/a
  12/31/00           10.58         8.20       12,597        26.67      0.90          3.91           n/a           n/a
  12/31/99           10.11         0.09        7,517        59.53      0.90          3.54           n/a           n/a
3/02(a)-12/31/98     10.38         5.91        3,297       128.41      0.95          3.49          2.38          2.06
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01        $    7.67    $ 0.65         $ (0.24)        $ 0.41     $ (0.66)             $    -               $ -
  12/31/00             8.71      0.64           (1.05)         (0.41)      (0.63)                  -                 -
  12/31/99             9.59      0.71           (0.88)         (0.17)      (0.71)                  -                 -
3/02(a)-12/31/98      10.00      0.54           (0.41)          0.13       (0.54)                  -                 -
----------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------

JNL/S&P CONSERVATIVE GROWTH SERIES

  12/31/01             9.54      0.29           (0.92)         (0.63)      (0.17)              (0.09)                -
1/26(a)-12/31/00      10.00      0.27           (0.73)         (0.46)          -                   -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES

  12/31/01             9.19      0.27           (1.12)         (0.85)      (0.16)              (0.15)                -
1/13(a)-12/31/00      10.00      0.17           (0.98)         (0.81)          -                   -                 -

----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01          $ 7.42         5.33 %   $ 20,220        48.73%      0.90 %       8.54 %         n/a            n/a
  12/31/00            7.67        (4.67)      16,437        35.52       0.90         9.17           n/a            n/a
  12/31/99            8.71        (1.76)      10,690        31.39       0.90         8.74           n/a            n/a
3/02(a)-12/31/98      9.59         1.32        7,388        37.45       0.95         7.80          1.39           7.36
----------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------

JNL/S&P CONSERVATIVE GROWTH SERIES

  12/31/01            8.65        (6.60)      15,495        49.04       0.20         1.78           n/a            n/a
1/26(a)-12/31/00      9.54        (4.60)       8,737        18.17       0.20         4.79           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES

  12/31/01            8.03        (9.32)      34,317        40.65       0.20         1.29           n/a            n/a
1/13(a)-12/31/00      9.19        (8.10)      21,489        14.96       0.20         3.68           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES

  12/31/01        $   9.47     $ 0.19        $ (1.69)        $(1.50)      $ (0.16)             $ (0.35)           $ -
1/13(a)-12/31/00     10.00       0.05          (0.58)         (0.53)            -                    -              -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES

  12/31/01           $ 7.46      (15.86)%     $ 18,387      56.62%     0.20 %       0.42 %         n/a           n/a
1/13(a)-12/31/00       9.47       (5.30)        18,897      12.75      0.20         0.99           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                  JNL(R) QUALIFIED PLAN GROUP VARIABLE ANNUITY

                                    Issued by

                     Jackson National Life Insurance Company
                                 1 Corporate Way
                             Lansing, Michigan 48951

This brochure describes the basic features of the JNL Qualified Plan Group Variable Annuity (Annuity) issued by Jackson National Life Insurance Company
(JNL). The Annuity is designed for use in connection with and is issued to the Jackson National Life Insurance Company Defined Contribution Retirement Plan
(Plan). The Plan is a defined contribution plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code), and exempt from taxation under Section 501(a) of the Code.

Please read this brochure carefully and keep it for future reference. JNL does not guarantee the investment performance of the Annuity. Neither principal nor earnings are guaranteed.

                                       JNL

JNL is a stock life insurance company organized under the laws of the State of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. JNL is a wholly-owned subsidiary of Prudential plc, London, England. JNL is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.

                  THE JNL QUALIFIED PLAN GROUP VARIABLE ANNUITY

The Annuity is a group variable annuity product exclusively designed for use in connection with funding the Plan, which qualifies for special tax treatment under the Code. The Annuity is offered on an unregistered basis under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. JNL does not guarantee the investment performance of the Annuity. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the deposits made with respect to the Annuity.

Deposits are allocated to Jackson National Separate Account II (Separate Account), a separate account of JNL. The Separate account uses its assets to purchase shares of one or more of the following Series of the JNL Series Trust:

     Alger/JNL Growth Fund                          Putnam/JNL Equity Fund
     Eagle/JNL Core Equity Fund                     Putnam/JNL International Equity Fund
     Eagle/JNL SmallCap Equity Fund                 Putnam/JNL Value Equity Fund
     Janus/JNL Aggressive Growth Fund               Salomon Brothers/JNL Global Bond Fund
     Janus/JNL Capital Growth Fund                  Salomon Brothers/JNL U.S. Government &
     Janus/JNL Global Equities Fund                 Quality Bond Fund
     PPM America/JNL Balanced Fund                  T. Rowe Price/JNL Established Growth Fund
     PPM America/JNL High Yield Bond Fund           T. Rowe Price/JNL Mid-Cap Growth Fund
     PPM America/JNL Money Market Fund

The investment objectives, investment policies and fees of the Series of the JNL Series Trust are contained in the JNL Series Trust prospectus, attached hereto.

The value of the Separate Account will vary in accordance with the investment performance of the underlying Series of the JNL Series Trust. Shares of the Series of the JNL Series Trust are purchased by the Separate Account at net asset value and converted into units. There is no sales charge. A Series' net asset value per share is calculated by adding the value of all securities and other assets of the Series, deducting its liabilities, and dividing by the number of shares outstanding.

                                SEPARATE ACCOUNT

The Separate Account was established by JNL as a segregated asset account, pursuant to the provisions of Michigan law. The Separate Account is not registered as an investment company under the Investment Company Act of 1940, as amended.

The assets of the Separate Account are the property of JNL; however, the assets of the Separate Account, equal to its reserves and other JNL Qualified Plan Group Variable Annuity Contract liabilities, are not chargeable with liabilities arising out of any other business JNL may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of JNL.

JNL does not guarantee the investment performance of the Separate Account or the Annuity. Investment results and principal will fluctuate with the investment performance of the underlying Series of the JNL Series Trust. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the deposits made with respect to the Annuity. Neither principal nor earnings are guaranteed.

                                   PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.

          Alger/JNL Growth Fund
          Eagle/JNL Core Equity Fund
          Eagle/JNL SmallCap Equity Fund
          Janus/JNL Aggressive Growth Fund
          Janus/JNL Capital Growth Fund
          Janus/JNL Global Equities Fund
          PPM America/JNL Balanced Fund
          PPM America/JNL High Yield Bond Fund
          PPM America/JNL Money Market Fund
          Putnam/JNL Equity Fund
          Putnam/JNL International Equity Fund
          Putnam/JNL Value Equity Fund
          Salomon Brothers/JNL Global Bond Fund
          Salomon Brothers/JNL U.S. Government & Quality Bond Fund
          T. Rowe Price/JNL Established Growth Fund
          T. Rowe Price/JNL Mid-Cap Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P Mid Cap 400 Index" and "Standard & Poor's Midcap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. This affiliate typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.
                                                  ---------------

                 (This page has been left blank intentionally.)



                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST......................................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST..........................................................................................78
....
MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS.............................................................................................85

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been left blank intentionally.)

                          ABOUT THE FUNDS OF THE TRUST

ALGER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alger/JNL Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.41%            26.20%            45.66%           33.80%            -13.44%          -11.97%
[Insert chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -18.55% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------- --------------------- -------------------- -------------------
                                               1 YEAR               5 YEAR           LIFE OF FUND*
--------------------------------------- --------------------- -------------------- -------------------
Alger/JNL Growth Fund                          -11.97%               13.37%               12.60%
S&P 500 Index                                  -11.20%               10.85%               13.41%
--------------------------------------- --------------------- -------------------- -------------------


The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on October 16, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.07%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
------------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.09%
------------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------------------------------------
1 Year                                                                                $111
------------------------------------------------------------------------------------------------------
3 Years                                                                               $347
------------------------------------------------------------------------------------------------------
5 Years                                                                               $601
------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,329
------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alger/JNL Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2001, Alger Management had $13.6 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger who founded Alger Management, has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung and David Hyun are the individuals responsible for the day-to-day management of portfolio investments and have served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun has been employed by Alger Management as an Executive Vice President since September 2001, prior to which he was employed by Alger Management as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June 2000 and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

EAGLE/JNL CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the growth equity strategy, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

               The  sub-adviser seeks securities of companies which:

               -- have projected earnings growth and return on equity greater than 15%,

               --   are dominant in their industries, and

               -- have the ability to create and sustain a competitive advantage.

     o Under the value equity strategy, the sub-adviser, like most value managers, looks for companies that are attractively priced either on a relative or absolute base. Such stocks typically have traditional value characteristics such as a low price-to-earnings ratio, low price-to-cash flow ratio, low price-to-sales ratio and low price-to-book value ratio. Further fundamental research is then used to screen the universe of medium and large capitalization companies to identify those stocks that exhibit many or all of the following characteristics:

          o poised to experience earnings growth in response to cyclical fluctuations in the economy,

          o presence of a catalyst to "unlock" unrealized value and stimulate investor interest, such as a new product line or management change,

          o    strong management,

          o    well-defined company strategy,

          o    financial stability, and

          o    positive stock outlook.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

     o Under the equity income strategy, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Under normal circumstances, the Fund invests at least 80% of its total assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

32.36        16.54%        23.55%           0.28%             -9.83%
[Insert Chart]
1997         1998          1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------- ----------------------- -------------- ----------------------
                                            1 YEAR             5 YEARS         LIFE OF FUND*
----------------------------------- ----------------------- -------------- ----------------------
Eagle/JNL Core Equity Fund                  -9.83%                11.48%         12.14%
S&P 500 Index                              -11.20%                10.85%         12.02%
----------------------------------- ----------------------- -------------- ----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.97%
Estimated Distribution (12b-1) Expense*                                              0.04%
Other Expenses                                                                          0%
--------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.01%
--------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------------------------------------
1 Year                                                                                $103
------------------------------------------------------------------------------------------------------
3 Years                                                                               $322
------------------------------------------------------------------------------------------------------
5 Years                                                                               $558
------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,236
------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Mr. Ed Cowart, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the value equity strategy. Mr. Cowart joined Eagle in July 1999, after serving as Managing Director at Banc One Investment Advisors in Columbus, Ohio for nine years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager and Mr. David Blount, Portfolio Manager, as co-managers, are responsible for the day-to-day management of the equity income strategy. They have been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

EAGLE/JNL SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

27.64%            1.18%             19.27%           -13.25%           11.00%
[Insert Chart]
1997              1999              1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------- ------------------- --------------- ------------------
                                               1 YEAR           5 YEARS        LIFE OF FUND*
---------------------------------------- ------------------- --------------- ------------------
Eagle/JNL SmallCap Equity Fund                11.00%                8.19%          10.68%
Russell 2000 Index                             3.09%                7.46%           8.29%
---------------------------------------- ------------------- --------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.05%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
------------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.07%
------------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------------------------------------
1 Year                                                                                $109
------------------------------------------------------------------------------------------------------
3 Years                                                                               $340
------------------------------------------------------------------------------------------------------
5 Years                                                                               $590
------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,306
------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Eagle/JNL SmallCap Equity Fund may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Aggressive Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Janus/JNL Aggressive Growth Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

18.95%            12.67%            57.66%           34.43%          -20.97%       -30.18%
[Insert Chart]
1996              1997              1998             1999              2000         2001

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------- ----------------------- --------------- -----------------
                                                  1 YEAR              5 YEAR       LIFE OF FUND*
----------------------------------------- ----------------------- --------------- -----------------
Janus/JNL Aggressive Growth Fund                  -30.18%               13.75%          16.86%
S&P 500 Index                                     -11.20%               10.85%          14.38%
----------------------------------------- ----------------------- --------------- -----------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.99%
Estimated Distribution (12b-1) Expense*                                              0.01%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.00%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------
Expense Example
-----------------------------------------------------------------------------------------------------
1 Year                                                                                $102
-----------------------------------------------------------------------------------------------------
3 Years                                                                               $318
-----------------------------------------------------------------------------------------------------
5 Years                                                                               $552
-----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,225
-----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Aggressive Growth Fund is Janus Capital Management LLC (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Fund. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He has earned the right to use the Chartered Financial Analyst designation. Mr. Lammert has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Capital Growth Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective through a non-diversified portfolio consisting primarily of equity securities of U.S. and foreign companies selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Fund. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged between approximately $225 million and $10.51 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund normally invests a majority of its equity assets in medium-sized companies. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

16.83%            15.01%            35.16%           124.19%         -34.74%           -40.19%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------- ------------------- --------------------- ------------------
                                            1 YEAR               5 YEAR           LIFE OF FUND*
------------------------------------- ------------------- --------------------- ------------------
Janus/JNL Capital Growth Fund               -40.19%               6.34%                12.00%
S&P MidCap 400 Index                         -0.16%              17.57%                17.29%
------------------------------------- ------------------- --------------------- ------------------

The S&P 400 MidCap Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.01%
Estimated Distribution (12b-1) Expense*                                              0.01%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.02%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                $104
----------------------------------------------------------------------------------------------------
3 Years                                                                               $325
----------------------------------------------------------------------------------------------------
5 Years                                                                               $563
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,248
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Capital Growth Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Jonathan Coleman, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Janus/JNL Capital Growth Fund. Mr. Coleman was a research analyst with Janus Capital from 2000 through 2001. Mr. Coleman joined Janus Capital in 1994. Mr. Coleman earned a bachelor's degree from Williams College. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation. Mr. Coleman has had responsibility for the day-to-day management of the Fund since February 1, 2002.

JANUS/JNL GLOBAL EQUITIES FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Global Equities Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%
[Insert Chart]
1996     1997     1998     1999     2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------- ------------------- ---------------- -----------------
                                                      1 YEAR           5 YEAR      LIFE OF FUND*
-------------------------------------------- ------------------- ---------------- -----------------
Janus/JNL Global Equities Fund                       -23.50%            9.22%           15.75%
Morgan Stanley Capital International World           -17.46%            4.57%            6.60%
Index
-------------------------------------------- ------------------- ---------------- -----------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.05%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.07%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------
Expense Example
-------------------------------------------------------------------------------------------------------
1 Year                                                                                $109
-------------------------------------------------------------------------------------------------------
3 Years                                                                               $340
-------------------------------------------------------------------------------------------------------
5 Years                                                                               $590
-------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,306
-------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund`s sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Global Equities Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes and Laurence Chang, Portfolio Managers of Janus Capital, are responsible for the day-to-day management of the Fund. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation. Laurence Chang is Co-Manager and Executive Vice President of Janus Worldwide Fund, Janus Overseas Fund, Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio. He also manages separate accounts and institutional commingled funds in the Global Growth and International Growth disciplines. Prior to joining Janus in 1993, Laurence was project director at the National Security Archive, where he analyzed U.S. nuclear policy and authored several works on the Cuban missile crisis. Laurence received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a master's degree in political science from Stanford University. Laurence has earned the right to use the Chartered Financial Analyst designation and has seven years of professional investment experience. Ms. Hayes has had responsibility for the day-to-day management of the Fund since the inception of the Fund, while Mr. Chang has been co-manager of the Fund since January 2000.

PPM AMERICA/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Balanced Fund is reasonable income, long-term capital growth and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies, but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities. However, the Fund may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

10.81%            18.43%            10.06%           -0.11%            8.25%            10.57%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 9.77%
(2nd quarter of 1997) and its lowest quarterly return was -5.75% (3rd quarter of 1999).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------- ---------------------- ------------------ -----------------
                                                       1 YEAR         5 YEAR         LIFE OF FUND*
----------------------------------------- ---------------------- ------------------ -----------------
PPM America/JNL Balanced Fund                        10.57%            9.27%             10.95%
S&P 500 Index                                       -11.20%           10.85%             14.38%
Lehman Brothers Aggregate Bond Index                  8.44%            7.36%              7.18%
----------------------------------------- ---------------------- ------------------ -----------------

Each of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.81%
Estimated Distribution (12b-1) Expenses*                                             0.01%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.82%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $84
---------------------------------------------------------------------------------------------------
3 Years                                                                               $262
---------------------------------------------------------------------------------------------------
5 Years                                                                               $455
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,014
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL Balanced Fund invests primarily in common stocks and fixed-income securities The Fund may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Balanced Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM has supervised and managed the investment portfolio of the Fund since May 1, 1997.

PPM AMERICA/JNL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the PPM America/JNL High Yield Bond Fund is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. The Fund will invest under normal circumstances at least 80% of its total assets in "junk bonds," which are bonds rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality. However, the Fund will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones. In pursuing its secondary investment objective of capital appreciation, the Fund may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Fund may invest for this purpose up to 20% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          Treating high current income as its primary investment objective means that the Fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

12.90%            15.05%            3.84%            1.09%             -5.62%           5.67%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 5.71%
(3rd quarter of 1997) and its lowest quarterly return was -4.58% (4th quarter of 2000).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------ ------------ ------------- ----------------------
                                                     1 YEAR        5 YEAR       LIFE OF FUND*
------------------------------------------------ ------------ ------------- ----------------------
PPM America/JNL High Yield Bond Fund                  5.67%         3.79%            5.70%
Lehman Brothers High Yield Index                      5.28%         3.24%            5.35%
------------------------------------------------ ------------ ------------- ----------------------

The Lehman Brothers High Yield Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.81%
Estimated Distribution (12b-1) Expenses*                                              0.01%**
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.82%
---------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------------------------------------
1 Year                                                                                 $84
------------------------------------------------------------------------------------------------------
3 Years                                                                               $262
------------------------------------------------------------------------------------------------------
5 Years                                                                               $455
------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,014
------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL High Yield Bond Fund invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years.

In addition to investing in securities of foreign issuers, the Fund may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Fund may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Fund may invest without limit in zero coupon bonds.

The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Fund may not be pursuing its investment objectives.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL High Yield Bond Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.87%             5.01%             4.99%            4.67%             5.83%            3.45%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60%
(1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- ------------- --------------- ----------------
                                                      1 YEAR         5 YEAR       LIFE OF FUND*
-------------------------------------------------- ------------- --------------- ----------------
PPM America/JNL Money Market Fund                     3.45%            4.78%            4.84%
Merrill Lynch Treasury Bill Index (3 month)           4.42%            5.20%            5.24%
-------------------------------------------------- ------------- --------------- ----------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.69%
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.69%
---------------------------------------------------------------------------------------------------

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $70
---------------------------------------------------------------------------------------------------
3 Years                                                                               $221
---------------------------------------------------------------------------------------------------
5 Years                                                                               $384
---------------------------------------------------------------------------------------------------
10 Years                                                                              $859
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

PUTNAM/JNL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.81%            21.88%            34.93%           29.41%            -17.85%          -25.01%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -19.58% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------- ------------------- ----------------- ------------------
                                                1 YEAR                 5 YEAR     LIFE OF FUND*
----------------------------------------- ------------------- ----------------- ------------------
Putnam/JNL Equity Fund                        -25.01%                 5.56%         11.96%
S&P 500 Index                                 -11.20%             10.85%            14.38%
----------------------------------------- ------------------- ----------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.96%
Estimated Distribution (12b-1) Expenses*                                             0.01%
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.97%
---------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
1 Year                                                                                 $99
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
3 Years                                                                               $309
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
5 Years                                                                               $536
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,190
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents,. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed but the U.S. Core Equity Team at Putnam. The team is headed by Justin M. Scott, Managing Director and Chief Investment Officer of the Group. Mr. Scott joined Putnam in 1988 as Portfolio Manager in the International Equity Group. Prior to that, Mr. Scott was Executive Director and Portfolio Manager with Lazard Investors Ltd.

PUTNAM/JNL   INTERNATIONAL   EQUITY  FUND   (FORMERLY  THE  T.  ROWE   PRICE/JNL
INTERNATIONAL EQUITY INVESTMENT FUND)

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The sub-adviser selects stocks through a bottom up process, using its valuation approach to identify significantly mispriced companies. Its expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature) or the current market environment. The sub-adviser begins by screening its international stock database of over 5,500 non-U.S. companies to identify those companies with a positive valuation indicator (price to book relative to return on equity). Stocks passing this initial valuation screen are then subjected to a rigorous process. The decision to purchase a stock is based on the combined judgment of the sub-adviser's Core International Equity portfolio managers, and their decision must be unanimous. A representative of the sub-adviser typically visits all companies before a purchase decision is finalized.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.91%            2.65%             14.43%           32.11%            -13.99%          -20.29%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -14.12% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------- ------------------ ------------- -----------------
                                                  1 YEAR           5 YEAR      LIFE OF FUND*
-------------------------------------------- ------------------ ------------- -----------------
Putnam/JNL International Equity Fund              -20.29%           1.25%            4.02%
Morgan Stanley Europe and Australia, Far          -22.61%          -0.18%            1.33%
East Equity Index
-------------------------------------------- ------------------ ------------- -----------------

The Morgan Stanley Europe and Australia, Far East Equity Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.17%
Estimated Distribution (12b-1) Expenses*                                             0.05%
Other Expenses                                                                          0%
--------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.22%
--------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------------------------------------
1 Year                                                                                $124
------------------------------------------------------------------------------------------------------
3 Years                                                                               $387
------------------------------------------------------------------------------------------------------
5 Years                                                                               $670
------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,477
------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL International Equity Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Core International Equity team at Putnam. The team is headed by Omid Kamshad, Managing Director and Chief Investment Officer of the group. Mr. Kamshad has been employed by Putnam since 1996. Prior to January 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was employed at Baring Asset Management Company.

PUTNAM/JNL VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The Putnam/JNL Value Equity Fund invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

24.33%            21.82%            12.48%           -1.04%            6.96%            -6.32%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -15.05% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------- ------------------- --------------- ------------------
                                               1 YEAR              5 YEAR      LIFE OF FUND*
---------------------------------------- ------------------- --------------- ------------------
Putnam/JNL Value Equity Fund                   -6.32%               6.32%          11.59%
S&P 500 Index                                 -11.20%              10.85%          14.38%
---------------------------------------- ------------------- --------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                    None
         Maximum Sales Load Imposed on Reinvested Dividends                         None
         Deferred Sales Load                                                        None
         Redemption Fee                                                             None
         Exchange Fee                                                               None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.96%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
--------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.98%
--------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                $100
---------------------------------------------------------------------------------------------------
3 Years                                                                               $312
---------------------------------------------------------------------------------------------------
5 Years                                                                               $542
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,201
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. The team is headed by Deborah F. Kuenstner, CFA, Managing Director and Chief Investment Officer of the group. In this role, she heads the team managing large-cap value equity portfolios for retail and institutional clients. Ms. Kuenstner joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. In 1998, she was promoted to Chief Investment Officer of the International Value Equities team. A Chartered Financial Analyst, Ms. Kuenstner has 20 years of investment experience. Before joining Putnam, Ms. Kuenstner was a Senior Portfolio Manager of International Equities from 1989 through 1997 at DuPont Pension Fund Investment.

SALOMON BROTHERS/JNL GLOBAL BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the Salomon Brothers/JNL Global Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Fund invests under normal circumstances at least 80% of its total assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund does not currently intend to invest more than 75% of assets in medium or lower rated securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

14.39%            10.66%            2.46%            1.87%             7.28%            6.71%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 14.70% (2nd quarter of 2001) and its lowest quarterly return was -13.34% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------- -------------- ---------------- ------------------
                                                        1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------- -------------- ---------------- ------------------
Salomon Brothers/JNL Global Bond Fund                       6.71%          5.74%          7.54%
Salomon Smith Barney Broad Investment Grade Index           8.52%          7.43%          7.52%
---------------------------------------------------- -------------- ---------------- ------------------

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.95%
Estimated Distribution (12b-1) Expense*                                               0.01%**
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.96%
----------------------------------------------------------------------------------------------------

Other expenses paid exclude interest on reverse repurchase agreements. If the interest had been included in the fee table above, the Total Fund Annual Operating Expense would have been 0.99%.

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $98
---------------------------------------------------------------------------------------------------
3 Years                                                                               $306
---------------------------------------------------------------------------------------------------
5 Years                                                                               $531
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,178
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Global Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

In connection with SBAM's service as sub-adviser to the Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SBAM. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Fund. Mr. Scott joined SBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its total assets in:

     (i)  U.S. Treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

     (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage -backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

2.58%             9.16%             9.40%            -2.50%            11.50%           6.92%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 6.26%
(3rd quarter of 2001) and its lowest quarterly return was -14.23% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------- -------------- ----------- ----------------
                                                            1 YEAR        5 YEAR     LIFE OF FUND*
-------------------------------------------------------- -------------- ----------- ----------------
Salomon Brothers/JNL U.S. Government & Quality Bond           6.92%        6.77%         6.54%
Fund
Salomon Brothers Treasury Index                               6.73%        7.22%         7.26%
-------------------------------------------------------- -------------- ----------- ----------------

The Salomon Brothers Treasury Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.80%
Estimated Distribution (12b-1) Expense*                                              0.01%**
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.81%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                 $83
----------------------------------------------------------------------------------------------------
3 Years                                                                               $259
----------------------------------------------------------------------------------------------------
5 Years                                                                               $450
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,002
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

T. ROWE PRICE/JNL ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

22.59%            29.47%            27.78%           21.77%            -0.34%           -10.23%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -14.86% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- --------------- --------------- ------------------
                                                       1 YEAR          5 YEAR        LIFE OF FUND*
-------------------------------------------------- --------------- --------------- ------------------
T. Rowe Price/JNL Established Growth Fund                -10.23%         12.49%          16.03%
S&P 500 Index                                            -11.20%         10.85%          14.38%
-------------------------------------------------- --------------- --------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.92%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.94%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
Expense Example
------------------------------------------------------------------------------------------------------
1 Year                                                                                 $96
------------------------------------------------------------------------------------------------------
3 Years                                                                               $300
------------------------------------------------------------------------------------------------------
5 Years                                                                               $520
------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,155
------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The T. Rowe Price/JNL Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith joined T. Rowe in 1992 and has been managing investments since 1987. Mr. Smith has had responsibility for the day-to-day management of the Fund since February 21, 1997.

T. ROWE PRICE/JNL MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-capitalization) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

The sub-adviser relies on its proprietary research to identify mid-capitalization companies with attractive growth prospects. The Fund seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average; (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) have stock prices the sub-adviser believes are undervalued in the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

23.47%            18.21%            21.49%           24.01%            7.16%            -1.49%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------ ----------------- ------------- --------------------
                                                      1 YEAR          5 YEAR        LIFE OF FUND*
------------------------------------------------ ----------------- ------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                 -1.49%          13.44%         18.00%
S&P MidCap 400 Index                                  -0.16%          17.57%         17.29%
------------------------------------------------ ----------------- ------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.02%
Estimated Distribution (12b-1) Expense*                                               0.01%**
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.03%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                $105
----------------------------------------------------------------------------------------------------
3 Years                                                                               $328
----------------------------------------------------------------------------------------------------
5 Years                                                                               $569
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,259
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian W. Berghuis, Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985 and has had day-to-day responsibility for managing the Fund since the inception of the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

---------------------------------------------- ----------------------------------- ------------------------------
                                                                                          Advisory Fee (Annual
                                                                                                Rate Based on
                                                                                             Average Net Assets
Fund                                           Assets                                           of each Fund)
---------------------------------------------- ----------------------------------- ------------------------------
Alger/JNL Growth Fund                          $0 to $300 million                                   .975%
                                               $300 million to $500 million                          .95%
                                               Over $500 million                                     .90%

Eagle/JNL Core Equity Fund                     $0 to $50 million                                     .90%
                                               $50 million to $300 million                           .85%
                                               Over $300 million                                     .75%

Eagle/JNL SmallCap Equity Fund                 $0 to $150 million                                    .95%
                                               $150 million to $500 million                          .90%
                                               Over $500 million                                     .85%

Janus/JNL Aggressive Growth Fund               $0 to $150 million                                    .95%
                                               $150 million to $300 million                          .90%
                                               Over $300 million                                     .85%

Janus/JNL Capital Growth Fund                  $0 to $150 million                                    .95%
                                               $150 million to $300 million                          .90%
                                               Over $300 million                                     .85%

Janus/JNL Global Equities Fund                 $0 to $150 million                                   1.00%
                                               $150 million to $300 million                          .95%
                                               Over $300 million                                     .90%

PPM America/JNL Balanced Fund                  $0 to $50 million                                     .75%
                                               $50 million to $150 million                           .70%
                                               $150 million to $300 million                         .675%
                                               $300 million to $500 million                          .65%
                                               Over $500 million                                    .625%

PPM America/JNL High Yield Bond Fund           $0 to $50 million                                     .75%
                                               $50 million to $150 million                           .70%
                                               $150 million to $300 million                         .675%
                                               $300 million to $500 million                          .65%
                                               Over $500 million                                    .625%

PPM America/JNL Money Market Fund              $0 to $150 million                                    .60%
                                               $150 million to $300 million                         .575%
                                               $300 million to $500 million                          .55%
                                               Over $500 million                                    .525%

Putnam/JNL Equity Fund                         $0 to $150 million                                    .90%
                                               $150 million to $300 million                          .85%
                                               Over $300 million                                     .80%

Putnam/JNL International Equity Fund           $0 to $50 million                                    1.10%
                                               $50 million to $150 million                          1.05%
                                               $150 million to $300 million                         1.00%
                                               $300 million to $500 million                          .95%
                                               Over $500 million                                     .90%

Putnam/JNL Value Equity Fund                   $0 to $150 million                                    .90%
                                               $150 million to $300 million                          .85%
                                               Over $300 million                                     .80%

Salomon Brothers/JNL Global Bond Fund          $0 to $150 million                                    .85%
                                               $150 million to $500 million                          .80%
                                               Over $500 million                                     .75%

Salomon Brothers/JNL U.S. Government &         $0 to $150 million                                    .70%
Quality Bond Fund                              $150 million to $300 million                          .65%
                                               $300 million to $500 million                          .60%
                                               Over $500 million                                     .55%

T. Rowe Price/JNL Established Growth Fund      $0 to $150 million                                    .85%
                                               Over $150 million                                     .80%

T. Rowe Price/JNL Mid-Cap Growth Fund          $0 to $150 million                                    .95%
                                               Over $150 million                                     .90%

---------------------------------------------- ----------------------------------- ------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to JNAM for implementation. Each sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           BROKERAGE ENHANCEMENT PLAN

All Funds of the Trust except the PPM America/JNL Money Market Fund, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).


The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. The duty of best price and execution still applies to these transactions.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund of the Trust to inure to the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Trust. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLP.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/ALGER GROWTH SERIES

  12/31/01            18.58      (0.04)         (2.18)        (2.22)          -               (0.03)                 -
  12/31/00            22.91      (0.01)         (3.08)        (3.09)          -               (1.24)                 -
  12/31/99            18.95      (0.03)          6.42          6.39           -               (2.43)                 -
  12/31/98            13.56          -           6.20          6.20           -               (0.81)                 -
  12/31/97            11.16      (0.01)          2.93          2.92           -               (0.52)                 -
----------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY SERIES

  12/31/01            16.21       0.07          (1.67)        (1.60)      (0.07)              (0.01)                 -
  12/31/00            18.47       0.08          (0.08)            -       (0.09)              (2.17)                 -
  12/31/99            15.91       0.11           3.63          3.74       (0.11)              (1.07)                 -
  12/31/98            13.75       0.10           2.17          2.27       (0.09)              (0.02)                 -
  12/31/97            10.62       0.08           3.35          3.43       (0.08)              (0.22)                 -
---------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01            14.20      (0.41)          1.97          1.56           -               (0.21)                 -
  12/31/00            16.97      (0.04)         (2.23)        (2.27)          -               (0.50)                 -
  12/31/99            14.82      (0.04)          2.88          2.84           -               (0.69)                 -
  12/31/98            14.73      (0.06)          0.23          0.17           -               (0.08)                 -
  12/31/97            11.54      (0.07)          3.26          3.19           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/ALGER GROWTH SERIES

  12/31/01           16.33     (11.97)       341,162       86.80        1.07        (0.23)         n/a           n/a
  12/31/00           18.58     (13.44)       459,577       88.34        1.07        (0.03)         n/a           n/a
  12/31/99           22.91      33.80        400,639      122.58        1.07        (0.22)         n/a           n/a
  12/31/98           18.95      45.66        164,948      121.39        1.06        (0.02)        1.06         (0.02)
  12/31/97           13.56      26.20         85,877      125.44        1.10        (0.07)        1.10         (0.07)
----------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY SERIES

  12/31/01           14.53      (9.83)       174,813      102.56        0.97         0.58         0.99          0.56
  12/31/00           16.21       0.28        146,888      192.40        0.97         0.57          n/a           n/a
  12/31/99           18.47      23.55         95,329      124.71        0.99         0.97          n/a           n/a
  12/31/98           15.91      16.54         37,169       67.04        1.05         1.07         1.17          0.95
  12/31/97           13.75      32.35         11,896       51.48        1.05         1.00         1.54          0.51
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01           15.55      11.00        112,967       65.36        1.05         0.31         1.07          0.29
  12/31/00           14.20     (13.25)        77,200       89.43        1.05        (0.30)         n/a           n/a
  12/31/99           16.97      19.27         61,504       61.69        1.05        (0.35)         n/a           n/a
  12/31/98           14.82       1.18         34,953       51.90        1.10        (0.42)        1.17         (0.49)
  12/31/97           14.73      27.64         13,493       60.78        1.10        (0.54)        1.51         (0.95)
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01           23.55       (0.11)        (9.35)           (9.46)           -                 (0.26)           -
  12/31/00           43.62       (0.20)       (14.90)          (15.10)           -                 (4.97)           -
  12/31/99           20.73       (0.13)        25.85            25.72            -                 (2.83)           -
  12/31/98           16.50       (0.12)         5.92             5.80            -                 (1.57)           -
  12/31/97           14.46       (0.06)         2.23             2.17        (0.02)                (0.04)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01           25.97        0.08         (6.19)           (6.11)       (0.35)                (0.03)           -
  12/31/00           35.69        0.07         (6.55)           (6.48)       (0.59)                (2.65)           -
  12/31/99           22.11           -         14.27            14.27            -                 (0.69)           -
  12/31/98           17.48        0.04          4.66             4.70        (0.07)                    -            -
  12/31/97           15.20        0.07          2.84             2.91            -                 (0.63)           -
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01          13.83       (40.19)       260,726     96.69          1.01     (0.61)         1.03       (0.63)
  12/31/00          23.55       (34.74)       496,830    110.81          0.99     (0.67)          n/a         n/a
  12/31/99          43.62       124.19        509,086    102.26          1.03     (0.75)          n/a         n/a
  12/31/98          20.73        35.16        111,037    128.95          1.09     (0.68)         1.09       (0.68)
  12/31/97          16.50        15.01         73,749    131.43          1.10     (0.30)         1.11       (0.31)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01          19.48       (23.50)       389,796     93.37          1.05      0.42          1.06        0.41
  12/31/00          25.97       (18.28)       665,187     65.56          1.03      0.03           n/a         n/a
  12/31/99          35.69        64.58        597,241     61.60          1.06      0.01           n/a         n/a
  12/31/98          22.11        26.87        240,385     81.46          1.14      0.13          1.30       (0.03)
  12/31/97          17.48        19.12        151,050     97.21          1.15      0.33          1.37        0.11
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM GROWTH SERIES

  12/31/01           22.91      (0.01)          (5.72)         (5.73)         -                  -                  -
  12/31/00           28.45      (0.05)          (5.03)         (5.08)         -              (0.46)                 -
  12/31/99           22.88      (0.04)           6.76           6.72          -              (1.15)                 -
  12/31/98           16.99      (0.01)           5.94           5.93      (0.01)             (0.03)                 -
  12/31/97           14.21       0.04            3.07           3.11      (0.02)             (0.31)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01           17.78       0.15           (1.27)         (1.12)     (0.16)                 -                  -
  12/31/00           16.78       0.16            1.00           1.16      (0.16)                 -                  -
  12/31/99           18.24       0.19           (0.38)         (0.19)     (0.20)             (1.07)                 -
  12/31/98           16.82       0.16            1.94           2.10      (0.16)             (0.52)                 -
  12/31/97           14.50       0.13            3.03           3.16      (0.13)             (0.71)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00            9.63       0.03            2.40           2.43      (0.03)             (0.28)                 -
  12/31/99            9.21       0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM GROWTH SERIES

  12/31/01          17.18       (25.01)     282,049          91.77       0.96         0.07         0.99         0.04
  12/31/00          22.91       (17.85)     497,299          77.67       0.94        (0.22)        0.95        (0.23)
  12/31/99          28.45        29.41      454,393          74.67       0.97        (0.21)         n/a          n/a
  12/31/98          22.88        34.93      182,097          70.55       1.01        (0.07)        1.01        (0.07)
  12/31/97          16.99        21.88       83,612         194.81       1.13         0.31         1.13         0.31
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01          16.50        (6.32)     347,246          82.54       0.96         0.89         0.99         0.86
  12/31/00          17.78         6.96      422,750          86.43       0.96         1.05         0.97         1.04
  12/31/99          16.78        (1.04)     319,454          72.23       0.98         1.19          n/a          n/a
  12/31/98          18.24        12.48      195,936          77.80       1.01         1.06         1.01         1.06
  12/31/97          16.82        21.82      108,565         112.54       1.03         1.43         1.09         1.37
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

PPM AMERICA/JNL BALANCED SERIES

  12/31/01           13.13        0.41           0.98           1.39        (0.44)                (0.08)               -
  12/31/00           12.60        0.50           0.52           1.02        (0.46)                (0.03)               -
  12/31/99           13.48        0.44          (0.45)         (0.01)       (0.44)                (0.43)               -
  12/31/98           13.06        0.47           0.84           1.31        (0.47)                (0.42)               -
  12/31/97           11.92        0.36           1.83           2.19        (0.36)                (0.69)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.60        0.79          (0.30)          0.49        (0.80)                    -                -
  12/31/00           10.13        0.98          (1.55)         (0.57)       (0.96)                    -                -
  12/31/99           10.89        0.88          (0.76)          0.12        (0.88)                    -                -
  12/31/98           11.48        0.91          (0.47)          0.44        (0.91)                (0.12)               -
  12/31/97           10.67        0.59           1.02           1.61        (0.59)                (0.21)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           14.00        10.57      212,196        42.38      0.81          3.28           n/a           n/a
  12/31/00           13.13         8.25      155,270        25.76      0.82          4.02           n/a           n/a
  12/31/99           12.60        (0.11)     143,012        35.02      0.82          3.71           n/a           n/a
  12/31/98           13.48        10.06       95,974        33.74      0.85          3.87          0.85          3.87
  12/31/97           13.06        18.43       59,694       160.88      0.93          3.72          0.84          3.71
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.29         5.67      160,781        41.24      0.81          8.68           n/a           n/a
  12/31/00            8.60        (5.62)     144,516        62.41      0.82         10.06           n/a           n/a
  12/31/99           10.13         1.09      147,023        61.03      0.82          9.22           n/a           n/a
  12/31/98           10.89         3.84      101,485       129.85      0.83          8.62          0.83          8.62
  12/31/97           11.48        15.05       62,712       189.25      0.90          8.15          0.90          8.15
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01            10.96      0.50            0.25           0.75       (0.49)              (0.05)                -
  12/31/00            10.36      0.60            0.59           1.19       (0.59)                  -                 -
  12/31/99            11.15      0.51           (0.79)         (0.28)      (0.51)                  -                 -
  12/31/98            10.69      0.41            0.60           1.01       (0.41)              (0.14)                -
  12/31/97            10.20      0.44            0.49           0.93       (0.42)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01            18.74      0.02           (1.94)         (1.92)          -               (0.04)                -
  12/31/00            21.70         -           (0.11)         (0.11)      (0.01)              (2.84)                -
  12/31/99            19.06      0.03            4.12           4.15       (0.03)              (1.48)                -
  12/31/98            15.62      0.05            4.29           4.34       (0.06)              (0.84)                -
  12/31/97            12.56      0.06            3.64           3.70       (0.03)              (0.61)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01           11.17         6.92      226,275        69.10       0.82 (d)     5.09           n/a            n/a
  12/31/00           10.96        11.50      138,122        49.09       0.80         6.06           n/a            n/a
  12/31/99           10.36        (2.50)     106,329       122.72       0.80         5.45           n/a            n/a
  12/31/98           11.15         9.40       63,785       429.70       1.28         5.33          1.29           5.32
  12/31/97           10.69         9.16       25,389       378.59       0.94         5.99          1.05           5.88
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01           16.78       (10.23)     474,105        63.38       0.92         0.12          1.03           0.01
  12/31/00           18.74        (0.34)     411,855        77.19       0.92         0.03          0.92           0.02
  12/31/99           21.70        21.77      351,338        61.45       0.93         0.16           n/a            n/a
  12/31/98           19.06        27.78      216,599        54.93       0.95         0.38          0.95           0.38
  12/31/97           15.62        29.47      124,022        47.06       0.98         0.43          0.98           0.43
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%

                                   PROSPECTUS

                                   May 1, 2002

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2002, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.

         Alger/JNL Growth Fund
         Eagle/JNL Core Equity Fund
         Eagle/JNL SmallCap Equity Fund
         Janus/JNL Aggressive Growth Fund
         Janus/JNL Capital Growth Fund
         Janus/JNL Global Equities Fund
         Lazard/JNL Mid Cap Value Fund
         Lazard/JNL Small Cap Value Fund
         PPM America/JNL Balanced Fund
         PPM America/JNL High Yield Bond Fund
         PPM America/JNL Money Market Fund
         Putnam/JNL Equity Fund
         Putnam/JNL International Equity Fund
         Putnam/JNL Value Equity Fund
         Salomon Brothers/JNL Global Bond Fund
         Salomon Brothers/JNL U.S. Government & Quality Bond Fund
         T. Rowe Price/JNL Established Growth Fund
         T. Rowe Price/JNL Mid-Cap Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P Mid Cap 400 Index" and "Standard & Poor's Midcap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. This affiliate typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.
                                 ---------------

                 (This page has been left blank intentionally.)



                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST...........................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST..............................................................................86

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS....................................................................................93

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.


                 (This page has been left blank intentionally.)

                          ABOUT THE FUNDS OF THE TRUST

ALGER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alger/JNL Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.41%            26.20%            45.66%           33.80%            -13.44%          -11.97%
[Insert chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -18.55% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------- --------------------- ------------------- --------------------
                                             1 YEAR               5 YEAR           LIFE OF FUND*
------------------------------------- --------------------- ------------------- --------------------
Alger/JNL Growth Fund                        -11.97%               13.37%              12.60%
S&P 500 Index                                -11.20%               10.85%              13.41%
------------------------------------- --------------------- ------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on October 16, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.07%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.09%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------------------------
1 Year                                                                                $111
--------------------------------------------------------------------------------------------------
3 Years                                                                               $347
--------------------------------------------------------------------------------------------------
5 Years                                                                               $601
--------------------------------------------------------------------------------------------------
10 Years                                                                            $1,329
--------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alger/JNL Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2001, Alger Management had $13.6 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger who founded Alger Management, has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung and David Hyun are the individuals responsible for the day-to-day management of portfolio investments and have served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun has been employed by Alger Management as an Executive Vice President since September 2001, prior to which he was employed by Alger Management as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June 2000 and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

EAGLE/JNL CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

         o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

     The  sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 15%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

         o Under the VALUE EQUITY STRATEGY, the sub-adviser, like most value managers, looks for companies that are attractively priced either on a relative or absolute base. Such stocks typically have traditional value characteristics such as a low price-to-earnings ratio, low price-to-cash flow ratio, low price-to-sales ratio and low price-to-book value ratio. Further fundamental research is then used to screen the universe of medium and large capitalization companies to identify those stocks that exhibit many or all of the following characteristics:

          o poised to experience earnings growth in response to cyclical fluctuations in the economy,

          o presence of a catalyst to "unlock" unrealized value and stimulate investor interest, such as a new product line or management change,

          o    strong management,

          o    well-defined company strategy,

          o    financial stability, and

          o    positive stock outlook.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

         o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Under normal circumstances, the Fund invests at least 80% of its total assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

32.36        16.54%        23.55%           0.28%             -9.83%
[Insert Chart]
1997         1998          1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------- ----------------------- -------------- -----------------------
                                          1 YEAR             5 YEARS         LIFE OF FUND*
--------------------------------- ----------------------- -------------- -----------------------
Eagle/JNL Core Equity Fund                  -9.83%              11.48%         12.14%
S&P 500 Index                              -11.20%              10.85%         12.02%
--------------------------------- ----------------------- -------------- -----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.97%
Estimated Distribution (12b-1) Expense*                                              0.04%
Other Expenses                                                                          0%
--------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.01%
--------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                $103
----------------------------------------------------------------------------------------------------
3 Years                                                                               $322
----------------------------------------------------------------------------------------------------
5 Years                                                                               $558
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,236
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Mr. Ed Cowart, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the value equity strategy. Mr. Cowart joined Eagle in July 1999, after serving as Managing Director at Banc One Investment Advisors in Columbus, Ohio for nine years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager and Mr. David Blount, Portfolio Manager, as co-managers, are responsible for the day-to-day management of the equity income strategy. They have been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

EAGLE/JNL SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

27.64%            1.18%             19.27%           -13.25%           11.00%
[Insert Chart]
1997              1999              1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------- ----------------------- ------------------ -------------------
                                               1 YEAR               5 YEARS         LIFE OF FUND*
-------------------------------------- ----------------------- ------------------ -------------------
Eagle/JNL SmallCap Equity Fund                 11.00%                 8.19%             10.68%
Russell 2000 Index                              3.09%                 7.46%              8.29%
-------------------------------------- ----------------------- ------------------ -------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.05%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.07%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                $109
----------------------------------------------------------------------------------------------------
3 Years                                                                               $340
----------------------------------------------------------------------------------------------------
5 Years                                                                               $590
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,306
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Eagle/JNL SmallCap Equity Fund may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Aggressive Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Janus/JNL Aggressive Growth Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

18.95%            12.67%            57.66%           34.43%       -20.97%       -30.18%
[Insert Chart]
1996              1997              1998             1999              2000     2001

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------- ------------------- ----------------- ------------------
                                                1 YEAR             5 YEAR         LIFE OF FUND*
----------------------------------------- ------------------- ----------------- ------------------
Janus/JNL Aggressive Growth Fund               -30.18%              13.75%            16.86%
S&P 500 Index                                  -11.20%              10.85%            14.38%
----------------------------------------- ------------------- ----------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.99%
Estimated Distribution (12b-1) Expense*                                              0.01%
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.00%
---------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------
Expense Example
-----------------------------------------------------------------------------------------------------
1 Year                                                                                $102
-----------------------------------------------------------------------------------------------------
3 Years                                                                               $318
-----------------------------------------------------------------------------------------------------
5 Years                                                                               $552
-----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,225
-----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Aggressive Growth Fund is Janus Capital Management LLC (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Fund. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He has earned the right to use the Chartered Financial Analyst designation. Mr. Lammert has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Capital Growth Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective through a non-diversified portfolio consisting primarily of equity securities of U.S. and foreign companies selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Fund. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged between approximately $225 million and $10.51 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund normally invests a majority of its equity assets in medium-sized companies. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Annual Total Returns as of December 31

16.83%            15.01%            35.16%           124.19%         -34.74%           -40.19%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------ ------------------ --------------- -----------------
                                                1 YEAR            5 YEAR       LIFE OF FUND*
------------------------------------------ ------------------ --------------- -----------------
Janus/JNL Capital Growth Fund                  -40.19%                6.34%          12.00%
S&P MidCap 400 Index                            -0.16%               17.57%          17.29%
------------------------------------------ ------------------ --------------- -----------------

The S&P 400 MidCap Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.01%
Estimated Distribution (12b-1) Expense*                                              0.01%
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.02%
---------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                $104
---------------------------------------------------------------------------------------------------
3 Years                                                                               $325
---------------------------------------------------------------------------------------------------
5 Years                                                                               $563
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,248
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Capital Growth Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Jonathan Coleman, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Janus/JNL Capital Growth Fund. Mr. Coleman was a research analyst with Janus Capital from 2000 through 2001. Mr. Coleman joined Janus Capital in 1994. Mr. Coleman earned a bachelor's degree from Williams College. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation. Mr. Coleman has had responsibility for the day-to-day management of the Fund since February 1, 2002.

JANUS/JNL GLOBAL EQUITIES FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Global Equities Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%
[Insert Chart]
1996     1997     1998     1999     2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------- ------------------- -------------- -----------------
                                                  1 YEAR           5 YEAR       LIFE OF FUND*
------------------------------------------- ------------------- -------------- -----------------
Janus/JNL Global Equities Fund                   -23.50%             9.22%           15.75%
Morgan Stanley Capital International             -17.46%             4.57%            6.60%
World Index
------------------------------------------- ------------------- -------------- -----------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.05%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.07%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------------------------
1 Year                                                                                $109
--------------------------------------------------------------------------------------------------
3 Years                                                                               $340
--------------------------------------------------------------------------------------------------
5 Years                                                                               $590
--------------------------------------------------------------------------------------------------
10 Years                                                                            $1,306
--------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund`s sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Global Equities Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes and Laurence Chang, Portfolio Managers of Janus Capital, are responsible for the day-to-day management of the Fund. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation. Laurence Chang is Co-Manager and Executive Vice President of Janus Worldwide Fund, Janus Overseas Fund, Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio. He also manages separate accounts and institutional commingled funds in the Global Growth and International Growth disciplines. Prior to joining Janus in 1993, Laurence was project director at the National Security Archive, where he analyzed U.S. nuclear policy and authored several works on the Cuban missile crisis. Laurence received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a master's degree in political science from Stanford University. Laurence has earned the right to use the Chartered Financial Analyst designation and has seven years of professional investment experience. Ms. Hayes has had responsibility for the day-to-day management of the Fund since the inception of the Fund, while Mr. Chang has been co-manager of the Fund since January 2000.

LAZARD/JNL MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.77%    25.37%   13.24%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 19.12%
(4th quarter of 2001) and its lowest quarterly return was -13.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------ ---------------------- --------------------
                                                              1 YEAR             LIFE OF FUND*
------------------------------------------------------ ---------------------- --------------------
Lazard/JNL Mid Cap Value Fund                                  13.24%                8.63%
Russell MidCap Index                                           -6.53%                4.69%
------------------------------------------------------ ---------------------- --------------------

The Russell Mid Cap Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.07%
Estimated Distribution (12b-1) Expense*                                              0.05%
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.12%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                $114
---------------------------------------------------------------------------------------------------
3 Years                                                                               $356
---------------------------------------------------------------------------------------------------
5 Years                                                                               $617
---------------------------------------------------------------------------------------------------
10 Years                                                                             1,363
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Mid Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist, Andrew Lacey and Christopher Blake share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and a Director of Lazard. Mr. Blake, a research analyst, has been with Lazard since 1995. Mr. Gullquist has been responsible for the day-to-day management of the Fund since the inception of the Fund. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

LAZARD/JNL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The Fund may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.



ANNUAL TOTAL RETURNS AS OF DECEMBER 31

1.36%             16.60%            17.34%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 20.18%
(2nd quarter of 1999) and its lowest quarterly return was -11.81% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------------- ---------------------- ---------------------
                                                             1 YEAR             LIFE OF FUND*
----------------------------------------------------- ---------------------- ---------------------
Lazard/JNL Small Cap Value Fund                               17.34%                5.19%
Russell 2000 Index                                             3.09%                2.70%
----------------------------------------------------- ---------------------- ---------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
--------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.15%
Estimated Distribution (12b-1)Expense*                                               0.03%
Other Expenses                                                                          0%
--------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.18%
--------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------------------------
1 Year                                                                                $120
--------------------------------------------------------------------------------------------------
3 Years                                                                               $375
--------------------------------------------------------------------------------------------------
5 Years                                                                               $649
--------------------------------------------------------------------------------------------------
10 Years                                                                            $1,432
--------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Small Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist and Patrick Mullin share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Gullquist and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since January 2001.

PPM AMERICA/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Balanced Fund is reasonable income, long-term capital growth and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies, but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities. However, the Fund may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

10.81%            18.43%            10.06%           -0.11%            8.25%            10.57%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 9.77%
(2nd quarter of 1997) and its lowest quarterly return was -5.75% (3rd quarter of 1999).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------- --------------------- ------------- -----------------
                                                        1 YEAR        5 YEAR      LIFE OF FUND*
-------------------------------------------- --------------------- ------------- -----------------
PPM America/JNL Balanced Fund                           10.57%           9.27%        10.95%
S&P 500 Index                                          -11.20%          10.85%        14.38%
Lehman Brothers Aggregate Bond Index                     8.44%           7.36%         7.18%
-------------------------------------------- --------------------- ------------- -----------------

Each of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.81%
Estimated Distribution (12b-1) Expenses*                                             0.01%
Other Expenses                                                                          0%
------------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.82%
------------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                 $84
----------------------------------------------------------------------------------------------------
3 Years                                                                               $262
----------------------------------------------------------------------------------------------------
5 Years                                                                               $455
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,014
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL Balanced Fund invests primarily in common stocks and fixed-income securities The Fund may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Balanced Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM has supervised and managed the investment portfolio of the Fund since May 1, 1997.

PPM AMERICA/JNL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the PPM America/JNL High Yield Bond Fund is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. The Fund will invest under normal circumstances at least 80% of its total assets in "junk bonds," which are bonds rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality. However, the Fund will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones. In pursuing its secondary investment objective of capital appreciation, the Fund may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Fund may invest for this purpose up to 20% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          Treating high current income as its primary investment objective means that the Fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to
          take  advantage  of  opportunities   for  higher  current  income.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

12.90%            15.05%            3.84%            1.09%             -5.62%           5.67%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 5.71%
(3rd quarter of 1997) and its lowest quarterly return was -4.58% (4th quarter of 2000).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- ------------ -------------- ------------------
                                                    1 YEAR        5 YEAR        LIFE OF FUND*
------------------------------------------------- ------------ -------------- ------------------
PPM America/JNL High Yield Bond Fund                 5.67%           3.79%             5.70%
Lehman Brothers High Yield Index                     5.28%           3.24%             5.35%
------------------------------------------------- ------------ -------------- ------------------

The Lehman Brothers High Yield Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.81%
Estimated Distribution (12b-1) Expenses*                                              0.01%**
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.82%
---------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $84
---------------------------------------------------------------------------------------------------
3 Years                                                                               $262
---------------------------------------------------------------------------------------------------
5 Years                                                                               $455
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,014
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL High Yield Bond Fund invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years.

In addition to investing in securities of foreign issuers, the Fund may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Fund may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Fund may invest without limit in zero coupon bonds.

The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Fund may not be pursuing its investment objectives.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL High Yield Bond Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.87%             5.01%             4.99%            4.67%             5.83%            3.45%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60%
(1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------ ------------ ------------------- ----------------
                                                   1 YEAR           5 YEAR         LIFE OF FUND*
------------------------------------------------ ------------ ------------------- ----------------
PPM America/JNL Money Market Fund                      3.45%            4.78%            4.84%
Merrill Lynch Treasury Bill Index (3 month)            4.42%            5.20%            5.24%
------------------------------------------------ ------------ ------------------- ----------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
-------------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.69%
Other Expenses                                                                          0%
-------------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.69%
-------------------------------------------------------------------------------------------------------

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------
Expense Example
-------------------------------------------------------------------------------------------------------
1 Year                                                                                 $70
-------------------------------------------------------------------------------------------------------
3 Years                                                                               $221
-------------------------------------------------------------------------------------------------------
5 Years                                                                               $384
-------------------------------------------------------------------------------------------------------
10 Years                                                                              $859
-------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

PUTNAM/JNL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.



ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.81%            21.88%            34.93%           29.41%            -17.85%          -25.01%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -19.58% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------ ------------------ ------------------ -----------------
                                                1 YEAR                 5 YEAR     LIFE OF FUND*
------------------------------------------ ------------------ ------------------ -----------------
Putnam/JNL Equity Fund                         -25.01%                5.56%          11.96%
S&P 500 Index                                  -11.20%            10.85%             14.38%
------------------------------------------ ------------------ ------------------ -----------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.96%
Estimated Distribution (12b-1) Expenses*                                             0.01%
Other Expenses                                                                          0%
---------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.97%
---------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $99
---------------------------------------------------------------------------------------------------
3 Years                                                                               $309
---------------------------------------------------------------------------------------------------
5 Years                                                                               $536
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,190
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents,. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed but the U.S. Core Equity Team at Putnam. The team is headed by Justin M. Scott, Managing Director and Chief Investment Officer of the Group. Mr. Scott joined Putnam in 1988 as Portfolio Manager in the International Equity Group. Prior to that, Mr. Scott was Executive Director and Portfolio Manager with Lazard Investors Ltd.

PUTNAM/JNL   INTERNATIONAL   EQUITY  FUND   (FORMERLY  THE  T.  ROWE   PRICE/JNL
INTERNATIONAL EQUITY INVESTMENT FUND)

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The sub-adviser selects stocks through a bottom up process, using its valuation approach to identify significantly mispriced companies. Its expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature) or the current market environment. The sub-adviser begins by screening its international stock database of over 5,500 non-U.S. companies to identify those companies with a positive valuation indicator (price to book relative to return on equity). Stocks passing this initial valuation screen are then subjected to a rigorous process. The decision to purchase a stock is based on the combined judgment of the sub-adviser's Core International Equity portfolio managers, and their decision must be unanimous. A representative of the sub-adviser typically visits all companies before a purchase decision is finalized.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.91%            2.65%             14.43%           32.11%            -13.99%          -20.29%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -14.12% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------ -------------------- --------------- -------------------
                                                 1 YEAR             5 YEAR        LIFE OF FUND*
------------------------------------------ -------------------- --------------- -------------------
Putnam/JNL International Equity Fund            -20.29%             1.25%              4.02%
Morgan Stanley Europe and Australia, Far        -22.61%            -0.18%              1.33%
East Equity Index
------------------------------------------ -------------------- --------------- -------------------

The Morgan Stanley Europe and Australia, Far East Equity Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.17%
Estimated Distribution (12b-1) Expenses*                                             0.05%
Other Expenses                                                                          0%
-------------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.22%
-------------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------
Expense Example
-------------------------------------------------------------------------------------------------------
1 Year                                                                                $124
-------------------------------------------------------------------------------------------------------
3 Years                                                                               $387
-------------------------------------------------------------------------------------------------------
5 Years                                                                               $670
-------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,477
-------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL International Equity Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Core International Equity team at Putnam. The team is headed by Omid Kamshad, Managing Director and Chief Investment Officer of the group. Mr. Kamshad has been employed by Putnam since 1996. Prior to January 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was employed at Baring Asset Management Company.

PUTNAM/JNL VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The Putnam/JNL Value Equity Fund invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

24.33%            21.82%            12.48%           -1.04%            6.96%            -6.32%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -15.05% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------- ---------------------- -------------- --------------------
                                              1 YEAR              5 YEAR        LIFE OF FUND*
-------------------------------------- ---------------------- -------------- --------------------
Putnam/JNL Value Equity Fund                   -6.32%              6.32%           11.59%
S&P 500 Index                                 -11.20%             10.85%           14.38%
-------------------------------------- ---------------------- -------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                    None
         Maximum Sales Load Imposed on Reinvested Dividends                         None
         Deferred Sales Load                                                        None
         Redemption Fee                                                             None
         Exchange Fee                                                               None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.96%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
--------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.98%
--------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                $100
----------------------------------------------------------------------------------------------------
3 Years                                                                               $312
----------------------------------------------------------------------------------------------------
5 Years                                                                               $542
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,201
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. The team is headed by Deborah F. Kuenstner, CFA, Managing Director and Chief Investment Officer of the group. In this role, she heads the team managing large-cap value equity portfolios for retail and institutional clients. Ms. Kuenstner joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. In 1998, she was promoted to Chief Investment Officer of the International Value Equities team. A Chartered Financial Analyst, Ms. Kuenstner has 20 years of investment experience. Before joining Putnam, Ms. Kuenstner was a Senior Portfolio Manager of International Equities from 1989 through 1997 at DuPont Pension Fund Investment.

SALOMON BROTHERS/JNL GLOBAL BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the Salomon Brothers/JNL Global Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Fund invests under normal circumstances at least 80% of its total assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund does not currently intend to invest more than 75% of assets in medium or lower rated securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

14.39%            10.66%            2.46%            1.87%             7.28%            6.71%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 14.70% (2nd quarter of 2001) and its lowest quarterly return was -13.34% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------- --------------- ---------------- -----------------
                                                   1 YEAR          5 YEAR        LIFE OF FUND*
---------------------------------------------- --------------- ---------------- -----------------
Salomon Brothers/JNL Global Bond Fund               6.71%           5.74%            7.54%
Salomon Smith Barney Broad Investment Grade         8.52%           7.43%            7.52%
Index
---------------------------------------------- --------------- ---------------- -----------------

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.95%
Estimated Distribution (12b-1) Expense*                                               0.01%**
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.96%
----------------------------------------------------------------------------------------------------

Other expenses paid exclude interest on reverse repurchase agreements. If the interest had been included in the fee table above, the Total Fund Annual Operating Expense would have been 0.99%.

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $98
---------------------------------------------------------------------------------------------------
3 Years                                                                               $306
---------------------------------------------------------------------------------------------------
5 Years                                                                               $531
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,178
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Global Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

In connection with SBAM's service as sub-adviser to the Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SBAM. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Fund. Mr. Scott joined SBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its total assets in:

     (i)  U.S. Treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

     (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage -backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

2.58%             9.16%             9.40%            -2.50%            11.50%           6.92%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 6.26%
(3rd quarter of 2001) and its lowest quarterly return was -14.23% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- ----------------- --------------- ------------------
                                                     1 YEAR           5 YEAR        LIFE OF FUND*
----------------------------------------------- ----------------- --------------- ------------------
Salomon Brothers/JNL U.S. Government &                6.92%           6.77%            6.54%
Quality Bond Fund
Salomon Brothers Treasury Index                       6.73%           7.22%            7.26%
----------------------------------------------- ----------------- --------------- ------------------

The Salomon Brothers Treasury Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund  assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.80%
Estimated Distribution (12b-1) Expense*                                               0.01%**
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.81%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------
Expense Example
---------------------------------------------------------------------------------------------------
1 Year                                                                                 $83
---------------------------------------------------------------------------------------------------
3 Years                                                                               $259
---------------------------------------------------------------------------------------------------
5 Years                                                                               $450
---------------------------------------------------------------------------------------------------
10 Years                                                                            $1,002
---------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

T. ROWE PRICE/JNL ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.



ANNUAL TOTAL RETURNS AS OF DECEMBER 31

22.59%            29.47%            27.78%           21.77%            -0.34%           -10.23%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -14.86% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- ------------------ -------------- ----------------------
                                                       1 YEAR           5 YEAR          LIFE OF FUND*
------------------------------------------------- ------------------ -------------- ----------------------
T. Rowe Price/JNL Established Growth Fund               -10.23%            12.49%         16.03%
S&P 500 Index                                           -11.20%            10.85%         14.38%
------------------------------------------------- ------------------ -------------- ----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        0.92%
Estimated Distribution (12b-1) Expense*                                              0.02%
Other Expenses                                                                          0%
-------------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 0.94%
-------------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------------------------------
1 Year                                                                                 $96
--------------------------------------------------------------------------------------------------------
3 Years                                                                               $300
--------------------------------------------------------------------------------------------------------
5 Years                                                                               $520
--------------------------------------------------------------------------------------------------------
10 Years                                                                            $1,155
--------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The T. Rowe Price/JNL Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith joined T. Rowe in 1992 and has been managing investments since 1987. Mr. Smith has had responsibility for the day-to-day management of the Fund since February 21, 1997.

T. ROWE PRICE/JNL MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-capitalization) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

The sub-adviser relies on its proprietary research to identify mid-capitalization companies with attractive growth prospects. The Fund seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average; (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) have stock prices the sub-adviser believes are undervalued in the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

23.47%            18.21%            21.49%           24.01%            7.16%            -1.49%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------ ----------------- ------------- --------------------
                                                      1 YEAR          5 YEAR        LIFE OF FUND*
------------------------------------------------ ----------------- ------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                 -1.49%          13.44%         18.00%
S&P MidCap 400 Index                                  -0.16%          17.57%         17.29%
------------------------------------------------ ----------------- ------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

Shareholder Transaction Expenses (fees paid directly from your investment)
         Maximum Sales Load Imposed on Purchases                                          None
         Maximum Sales Load Imposed on Reinvested Dividends                               None
         Deferred Sales Load                                                              None
         Redemption Fee                                                                   None
         Exchange Fee                                                                     None

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------
Management/Administrative Fee                                                        1.02%
Estimated Distribution (12b-1) Expense*                                               0.01%**
Other Expenses                                                                          0%
----------------------------------------------------------------------------------------------------
Total Fund Annual Operating Expenses                                                 1.03%
----------------------------------------------------------------------------------------------------

* As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The Adviser anticipates that the 12b-1 plan expense will be less than .01%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Qualified Plan. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
Expense Example
----------------------------------------------------------------------------------------------------
1 Year                                                                                $105
----------------------------------------------------------------------------------------------------
3 Years                                                                               $328
----------------------------------------------------------------------------------------------------
5 Years                                                                               $569
----------------------------------------------------------------------------------------------------
10 Years                                                                            $1,259
----------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian W. Berghuis, Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985 and has had day-to-day responsibility for managing the Fund since the inception of the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                         Advisory Fee (Annual Rate
                                                                                              Based on Average Net
Fund                                           Assets                                         Assets of each Fund)
---------------------------------------------- ----------------------------------- ---------------------------------
Alger/JNL Growth Fund                          $0 to $300 million                                    .975%
                                               $300 million to $500 million                           .95%
                                               Over $500 million                                      .90%

Eagle/JNL Core Equity Fund                     $0 to $50 million                                      .90%
                                               $50 million to $300 million                            .85%
                                               Over $300 million                                      .75%

Eagle/JNL SmallCap Equity Fund                 $0 to $150 million                                     .95%
                                               $150 million to $500 million                           .90%
                                               Over $500 million                                      .85%

Janus/JNL Aggressive Growth Fund               $0 to $150 million                                     .95%
                                               $150 million to $300 million                           .90%
                                               Over $300 million                                      .85%

Janus/JNL Capital Growth Fund                  $0 to $150 million                                     .95%
                                               $150 million to $300 million                           .90%
                                               Over $300 million                                      .85%

Janus/JNL Global Equities Fund                 $0 to $150 million                                    1.00%
                                               $150 million to $300 million                           .95%
                                               Over $300 million                                      .90%


Lazard/JNL Mid Cap Value Fund                  $0 to $150 million                                    .975%
                                               $150 million to $300 million                          .925%
                                               Over $300 million                                      .90%

Lazard/JNL Small Cap Value Fund                $0 to $50 million                                     1.05%
                                               $50 million to $150 million                           1.00%
                                               $150 million to $300 million                          .975%
                                               Over $300 million                                     .925%

PPM America/JNL Balanced Fund                  $0 to $50 million
                                               $50 million to $150 million                           .75%
                                               $150 million to $300 million                           .70%
                                               $300 million to $500 million                          .675%
                                               Over $500 million                                      .65%
                                                                                                     .625%

PPM America/JNL High Yield Bond Fund           $0 to $50 million                                      .75%
                                               $50 million to $150 million                            .70%
                                               $150 million to $300 million                          .675%
                                               $300 million to $500 million                           .65%
                                               Over $500 million                                     .625%

PPM America/JNL Money Market Fund              $0 to $150 million                                     .60%
                                               $150 million to $300 million                          .575%
                                               $300 million to $500 million                           .55%
                                               Over $500 million                                     .525%

Putnam/JNL Equity Fund                         $0 to $150 million                                     .90%
                                               $150 million to $300 million                           .85%
                                               Over $300 million                                      .80%

Putnam/JNL International Equity Fund           $0 to $50 million                                     1.10%
                                               $50 million to $150 million                           1.05%
                                               $150 million to $300 million                          1.00%
                                               $300 million to $500 million                           .95%
                                               Over $500 million                                      .90%

Putnam/JNL Value Equity Fund                   $0 to $150 million                                      90%
                                               $150 million to $300 million                           .85%
                                               Over $300 million                                      .80%

Salomon Brothers/JNL Global Bond Fund          $0 to $150 million                                     .85%
                                               $150 million to $500 million                           .80%
                                               Over $500 million                                      .75%

Salomon Brothers/JNL U.S. Government &         $0 to $150 million                                     .70%
Quality Bond Fund                              $150 million to $300 million                           .65%
                                               $300 million to $500 million                           .60%
                                               Over $500 million                                      .55%

T. Rowe Price/JNL Established Growth Fund      $0 to $150 million                                     .85%
                                               Over $150 million                                      .80%

T. Rowe Price/JNL Mid-Cap Growth Fund          $0 to $150 million                                     .95%
                                               Over $150 million                                      .90%

---------------------------------------------- ----------------------------------- ---------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to JNAM for implementation. Each sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.


                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           BROKERAGE ENHANCEMENT PLAN

All Funds of the Trust except the PPM America/JNL Money Market Fund, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).


The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. The duty of best price and execution still applies to these transactions.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund of the Trust to inure to the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Trust. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLP.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/ALGER GROWTH SERIES

  12/31/01            18.58      (0.04)         (2.18)        (2.22)          -               (0.03)                 -
  12/31/00            22.91      (0.01)         (3.08)        (3.09)          -               (1.24)                 -
  12/31/99            18.95      (0.03)          6.42          6.39           -               (2.43)                 -
  12/31/98            13.56          -           6.20          6.20           -               (0.81)                 -
  12/31/97            11.16      (0.01)          2.93          2.92           -               (0.52)                 -
----------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY SERIES

  12/31/01            16.21       0.07          (1.67)        (1.60)      (0.07)              (0.01)                 -
  12/31/00            18.47       0.08          (0.08)            -       (0.09)              (2.17)                 -
  12/31/99            15.91       0.11           3.63          3.74       (0.11)              (1.07)                 -
  12/31/98            13.75       0.10           2.17          2.27       (0.09)              (0.02)                 -
  12/31/97            10.62       0.08           3.35          3.43       (0.08)              (0.22)                 -
---------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01            14.20      (0.41)          1.97          1.56           -               (0.21)                 -
  12/31/00            16.97      (0.04)         (2.23)        (2.27)          -               (0.50)                 -
  12/31/99            14.82      (0.04)          2.88          2.84           -               (0.69)                 -
  12/31/98            14.73      (0.06)          0.23          0.17           -               (0.08)                 -
  12/31/97            11.54      (0.07)          3.26          3.19           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/ALGER GROWTH SERIES

  12/31/01           16.33     (11.97)       341,162       86.80        1.07        (0.23)         n/a           n/a
  12/31/00           18.58     (13.44)       459,577       88.34        1.07        (0.03)         n/a           n/a
  12/31/99           22.91      33.80        400,639      122.58        1.07        (0.22)         n/a           n/a
  12/31/98           18.95      45.66        164,948      121.39        1.06        (0.02)        1.06         (0.02)
  12/31/97           13.56      26.20         85,877      125.44        1.10        (0.07)        1.10         (0.07)
----------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY SERIES

  12/31/01           14.53      (9.83)       174,813      102.56        0.97         0.58         0.99          0.56
  12/31/00           16.21       0.28        146,888      192.40        0.97         0.57          n/a           n/a
  12/31/99           18.47      23.55         95,329      124.71        0.99         0.97          n/a           n/a
  12/31/98           15.91      16.54         37,169       67.04        1.05         1.07         1.17          0.95
  12/31/97           13.75      32.35         11,896       51.48        1.05         1.00         1.54          0.51
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01           15.55      11.00        112,967       65.36        1.05         0.31         1.07          0.29
  12/31/00           14.20     (13.25)        77,200       89.43        1.05        (0.30)         n/a           n/a
  12/31/99           16.97      19.27         61,504       61.69        1.05        (0.35)         n/a           n/a
  12/31/98           14.82       1.18         34,953       51.90        1.10        (0.42)        1.17         (0.49)
  12/31/97           14.73      27.64         13,493       60.78        1.10        (0.54)        1.51         (0.95)
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01           23.55       (0.11)        (9.35)           (9.46)           -                 (0.26)           -
  12/31/00           43.62       (0.20)       (14.90)          (15.10)           -                 (4.97)           -
  12/31/99           20.73       (0.13)        25.85            25.72            -                 (2.83)           -
  12/31/98           16.50       (0.12)         5.92             5.80            -                 (1.57)           -
  12/31/97           14.46       (0.06)         2.23             2.17        (0.02)                (0.04)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01           25.97        0.08         (6.19)           (6.11)       (0.35)                (0.03)           -
  12/31/00           35.69        0.07         (6.55)           (6.48)       (0.59)                (2.65)           -
  12/31/99           22.11           -         14.27            14.27            -                 (0.69)           -
  12/31/98           17.48        0.04          4.66             4.70        (0.07)                    -            -
  12/31/97           15.20        0.07          2.84             2.91            -                 (0.63)           -
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01          13.83       (40.19)       260,726     96.69          1.01     (0.61)         1.03       (0.63)
  12/31/00          23.55       (34.74)       496,830    110.81          0.99     (0.67)          n/a         n/a
  12/31/99          43.62       124.19        509,086    102.26          1.03     (0.75)          n/a         n/a
  12/31/98          20.73        35.16        111,037    128.95          1.09     (0.68)         1.09       (0.68)
  12/31/97          16.50        15.01         73,749    131.43          1.10     (0.30)         1.11       (0.31)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01          19.48       (23.50)       389,796     93.37          1.05      0.42          1.06        0.41
  12/31/00          25.97       (18.28)       665,187     65.56          1.03      0.03           n/a         n/a
  12/31/99          35.69        64.58        597,241     61.60          1.06      0.01           n/a         n/a
  12/31/98          22.11        26.87        240,385     81.46          1.14      0.13          1.30       (0.03)
  12/31/97          17.48        19.12        151,050     97.21          1.15      0.33          1.37        0.11
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM GROWTH SERIES

  12/31/01           22.91      (0.01)          (5.72)         (5.73)         -                  -                  -
  12/31/00           28.45      (0.05)          (5.03)         (5.08)         -              (0.46)                 -
  12/31/99           22.88      (0.04)           6.76           6.72          -              (1.15)                 -
  12/31/98           16.99      (0.01)           5.94           5.93      (0.01)             (0.03)                 -
  12/31/97           14.21       0.04            3.07           3.11      (0.02)             (0.31)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01           17.78       0.15           (1.27)         (1.12)     (0.16)                 -                  -
  12/31/00           16.78       0.16            1.00           1.16      (0.16)                 -                  -
  12/31/99           18.24       0.19           (0.38)         (0.19)     (0.20)             (1.07)                 -
  12/31/98           16.82       0.16            1.94           2.10      (0.16)             (0.52)                 -
  12/31/97           14.50       0.13            3.03           3.16      (0.13)             (0.71)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00            9.63       0.03            2.40           2.43      (0.03)             (0.28)                 -
  12/31/99            9.21       0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM GROWTH SERIES

  12/31/01          17.18       (25.01)     282,049          91.77       0.96         0.07         0.99         0.04
  12/31/00          22.91       (17.85)     497,299          77.67       0.94        (0.22)        0.95        (0.23)
  12/31/99          28.45        29.41      454,393          74.67       0.97        (0.21)         n/a          n/a
  12/31/98          22.88        34.93      182,097          70.55       1.01        (0.07)        1.01        (0.07)
  12/31/97          16.99        21.88       83,612         194.81       1.13         0.31         1.13         0.31
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01          16.50        (6.32)     347,246          82.54       0.96         0.89         0.99         0.86
  12/31/00          17.78         6.96      422,750          86.43       0.96         1.05         0.97         1.04
  12/31/99          16.78        (1.04)     319,454          72.23       0.98         1.19          n/a          n/a
  12/31/98          18.24        12.48      195,936          77.80       1.01         1.06         1.01         1.06
  12/31/97          16.82        21.82      108,565         112.54       1.03         1.43         1.09         1.37
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01          11.97        13.24       26,886         143.12       1.07         0.65         1.20         0.52
  12/31/00          11.75        25.37       15,478         134.53       1.07         0.37          n/a          n/a
  12/31/99           9.63         4.77        6,394         118.56       1.08         0.25          n/a          n/a
3/02(a)-12/31/98     9.21        (7.64)       4,731          70.72       1.13         0.34         1.85        (0.38)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01        $  10.28      $ 0.02         $ 1.77         $ 1.79      $ (0.02)              $ (0.65)         $     -
  12/31/00            8.84        0.02           1.45           1.47        (0.03)                    -                -
  12/31/99            8.70        0.03           0.14           0.17        (0.03)                    -                -
3/02(a)-12/31/98     10.00       (0.01)         (1.28)         (1.29)           -                     -            (0.01)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           13.13        0.41           0.98           1.39        (0.44)                (0.08)               -
  12/31/00           12.60        0.50           0.52           1.02        (0.46)                (0.03)               -
  12/31/99           13.48        0.44          (0.45)         (0.01)       (0.44)                (0.43)               -
  12/31/98           13.06        0.47           0.84           1.31        (0.47)                (0.42)               -
  12/31/97           11.92        0.36           1.83           2.19        (0.36)                (0.69)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.60        0.79          (0.30)          0.49        (0.80)                    -                -
  12/31/00           10.13        0.98          (1.55)         (0.57)       (0.96)                    -                -
  12/31/99           10.89        0.88          (0.76)          0.12        (0.88)                    -                -
  12/31/98           11.48        0.91          (0.47)          0.44        (0.91)                (0.12)               -
  12/31/97           10.67        0.59           1.02           1.61        (0.59)                (0.21)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           14.00        10.57      212,196        42.38      0.81          3.28           n/a           n/a
  12/31/00           13.13         8.25      155,270        25.76      0.82          4.02           n/a           n/a
  12/31/99           12.60        (0.11)     143,012        35.02      0.82          3.71           n/a           n/a
  12/31/98           13.48        10.06       95,974        33.74      0.85          3.87          0.85          3.87
  12/31/97           13.06        18.43       59,694       160.88      0.93          3.72          0.84          3.71
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.29         5.67      160,781        41.24      0.81          8.68           n/a           n/a
  12/31/00            8.60        (5.62)     144,516        62.41      0.82         10.06           n/a           n/a
  12/31/99           10.13         1.09      147,023        61.03      0.82          9.22           n/a           n/a
  12/31/98           10.89         3.84      101,485       129.85      0.83          8.62          0.83          8.62
  12/31/97           11.48        15.05       62,712       189.25      0.90          8.15          0.90          8.15
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01            10.96      0.50            0.25           0.75       (0.49)              (0.05)                -
  12/31/00            10.36      0.60            0.59           1.19       (0.59)                  -                 -
  12/31/99            11.15      0.51           (0.79)         (0.28)      (0.51)                  -                 -
  12/31/98            10.69      0.41            0.60           1.01       (0.41)              (0.14)                -
  12/31/97            10.20      0.44            0.49           0.93       (0.42)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01            18.74      0.02           (1.94)         (1.92)          -               (0.04)                -
  12/31/00            21.70         -           (0.11)         (0.11)      (0.01)              (2.84)                -
  12/31/99            19.06      0.03            4.12           4.15       (0.03)              (1.48)                -
  12/31/98            15.62      0.05            4.29           4.34       (0.06)              (0.84)                -
  12/31/97            12.56      0.06            3.64           3.70       (0.03)              (0.61)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01           11.17         6.92      226,275        69.10       0.82 (d)     5.09           n/a            n/a
  12/31/00           10.96        11.50      138,122        49.09       0.80         6.06           n/a            n/a
  12/31/99           10.36        (2.50)     106,329       122.72       0.80         5.45           n/a            n/a
  12/31/98           11.15         9.40       63,785       429.70       1.28         5.33          1.29           5.32
  12/31/97           10.69         9.16       25,389       378.59       0.94         5.99          1.05           5.88
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01           16.78       (10.23)     474,105        63.38       0.92         0.12          1.03           0.01
  12/31/00           18.74        (0.34)     411,855        77.19       0.92         0.03          0.92           0.02
  12/31/99           21.70        21.77      351,338        61.45       0.93         0.16           n/a            n/a
  12/31/98           19.06        27.78      216,599        54.93       0.95         0.38          0.95           0.38
  12/31/97           15.62        29.47      124,022        47.06       0.98         0.43          0.98           0.43
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%

                                   PROSPECTUS

                                   May 1, 2002

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2002, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                   May 1, 2002
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds, each with its own investment objective.


AIM/JNL Large Cap Growth Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Premier Equity II Fund
Alger/JNL Growth Fund
Alliance Capital/JNL Growth Fund
Eagle/JNL Core Equity Fund
Eagle/JNL SmallCap Equity Fund
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Balanced Fund
Janus/JNL Capital Growth Fund
Janus/JNL Global Equities Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
PPM America/JNL Balanced Fund
PPM America/JNL High Yield Bond Fund
PPM America/JNL Money Market Fund
Putnam/JNL Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Midcap Growth Fund
Putnam/JNL Value Equity Fund
S&P/JNL Conservative Growth Fund I
S&P/JNL Moderate Growth Fund I
S&P/JNL Aggressive Growth Fund I
S&P/JNL Very Aggressive Growth Fund I
S&P/JNL Equity Growth Fund I
S&P/JNL Equity Aggressive Growth Fund I
S&P/JNL Core Index 100 Fund
S&P/JNL Core Index 50 Fund
S&P/JNL Core Index 75 Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
T. Rowe Price/JNL Established Growth Fund
T. Rowe Price/JNL Mid-Cap Growth Fund
T. Rowe Price/JNL Value Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P Mid Cap 400 Index" and "Standard & Poor's Midcap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Mellon Capital Management/JNL S&P 500 Index Fund and Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P's affiliate. This affiliate typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.
                                 ---------------

                 (This page has been left blank intentionally.)


                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST..............................................................................................124

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; INVESTMENT IN
TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS.................................................................................................131

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.


                          ABOUT THE FUNDS OF THE TRUST

AIM/JNL LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its total assets in large-capitalization company securities. The Fund considers a company to be a large-capitalization company if it has a market capitalization that is within the top 50% of stocks in the Russell 1000(R) Index at the time of purchase. In complying with this 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Series may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o CONCENTRATION RISK. Because a large percentage of the Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the Fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Monika H. Degan, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

o Geoffrey V. Keeling, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

o Jonathan C. Schoolar, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1986.

o Robert L. Shoss, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

AIM/JNL SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its total assets in small-cap companies. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000(R) Index. In complying with this 80% requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000 (R) Index, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.


PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

In addition, if the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Ryan E. Crane, Portfolio Manager has been associated with AIM and/or its affiliates since 1994.

o Robert M. Kippes, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1989.

o Jay K. Rushin, Portfolio Manager has been associated with AIM and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

AIM/JNL PREMIER EQUITY II FUND

INVESTMENT OBJECTIVE. The investment objective of the AIM/JNL Premier Equity II Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing at least 80% of its total assets in equity securities, including convertible securities. In complying with this 80% requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange traded funds and American Depositary Receipts.

The Fund also may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

In addition, because a large percentage of the Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

The Fund may participate in the initial public offering (IPO) market, and a significant portion of the Fund's return may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns will decline, which may reduce the Fund's total returns.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the AIM/JNL Premier Equity II Fund is AIM Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $158 billion in total net assets as of December 31, 2001. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Joel E. Dobberpuhl, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1990.

o Evan G. Harrel, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President of Van Kampen American Capital Asset Management, Inc. and a portfolio manager of various growth and equity funds.

o Robert A. Shelton, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

ALGER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alger/JNL Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.41%            26.20%            45.66%           33.80%            -13.44%          -11.97%
[Insert chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -18.55% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------ ---------------------- ------------------- ----------------
                                                              1 YEAR                5 YEAR         LIFE OF FUND*
------------------------------------------------------ ---------------------- ------------------- ----------------
Alger/JNL Growth Fund                                         -11.97%                13.37%              12.60%
S&P 500 Index                                                 -11.20%                10.85%              13.41%
------------------------------------------------------ ---------------------- ------------------- ----------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on October 16, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alger/JNL Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2001, Alger Management had $13.6 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger who founded Alger Management, has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung and David Hyun are the individuals responsible for the day-to-day management of portfolio investments and have served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun has been employed by Alger Management as an Executive Vice President since September 2001, prior to which he was employed by Alger Management as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June 2000 and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

ALLIANCE CAPITAL/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Alliance Capital/JNL Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks or securities with common stock characteristics that the sub-adviser believes have the potential for capital appreciation, which include securities convertible into or exchangeable for common stock. Normally, the Fund invests in about 40-60 companies, with what the sub-adviser believes to be the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. In selecting equity securities, the sub-adviser considers a variety of factors, such as an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. Because the Fund holds securities selected for growth potential rather than protection of income, the value of the Fund's portfolio may be more volatile in response to market changes than it would be if the Fund held income-producing securities.

The Fund invests primarily in high-quality U.S. companies, generally those of large market capitalization. The Fund may invest a portion of its assets in foreign securities. The potential for appreciation of capital is the basis for investment decisions. Whatever income the Fund's investments generate is incidental to the objective of capital growth.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. In addition, because the Fund invests in a smaller number of securities than many other equity funds, the Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

28.23%            -17.59%           -14.57%
[Insert chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 17.69%
(4th quarter of 1999) and its lowest quarterly return was -17.94% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                  1 YEAR            LIFE OF FUND*
-------------------------------------------------------------------------- --------------------- --------------------
Alliance Capital/JNL Growth Fund                                                  -14.57%                4.84%
S&P 500 Index                                                                     -11.20%                3.92%
-------------------------------------------------------------------------- --------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. *The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Alliance Capital/JNL Growth Fund is Alliance Capital Management L.P. ("Alliance"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

James G. Reilly, Executive Vice President of Alliance, and Syed Hasnain, Senior Vice President and Large Cap Growth Portfolio Manager of Alliance, share the responsibility for the day-to-day management of the Fund. Mr. Reilly joined Alliance in 1984. Mr. Hasnain joined Alliance in 1994. Mr. Reilly has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Hasnain has shared responsibility for the day-to-day management of the Fund since January 1999.

EAGLE/JNL CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

         o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

     The  sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 15%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

         o Under the VALUE EQUITY STRATEGY, the sub-adviser, like most value managers, looks for companies that are attractively priced either on a relative or absolute base. Such stocks typically have traditional value characteristics such as a low price-to-earnings ratio, low price-to-cash flow ratio, low price-to-sales ratio and low price-to-book value ratio. Further fundamental research is then used to screen the universe of medium and large capitalization companies to identify those stocks that exhibit many or all of the following characteristics:

          o poised to experience earnings growth in response to cyclical fluctuations in the economy,

          o presence of a catalyst to "unlock" unrealized value and stimulate investor interest, such as a new product line or management change,

          o    strong management,

          o    well-defined company strategy,

          o    financial stability, and

          o    positive stock outlook.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

         o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Under normal circumstances, the Fund invests at least 80% of its total assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

32.36        16.54%        23.55%           0.28%             -9.83%
[Insert Chart]
1997         1998          1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- -------------------------- -------------------- -------------------
                                                         1 YEAR                  5 YEARS          LIFE OF FUND*
----------------------------------------------- -------------------------- -------------------- -------------------
Eagle/JNL Core Equity Fund                                -9.83%                 11.48%               12.14%
S&P 500 Index                                            -11.20%                 10.85%               12.02%
----------------------------------------------- -------------------------- -------------------- -------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND.

The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Mr. Ed Cowart, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the value equity strategy. Mr. Cowart joined Eagle in July 1999, after serving as Managing Director at Banc One Investment Advisors in Columbus, Ohio for nine years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager and Mr. David Blount, Portfolio Manager, as co-managers, are responsible for the day-to-day management of the equity income strategy. They have been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

EAGLE/JNL SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Eagle/JNL SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

27.64%            1.18%             19.27%           -13.25%           11.00%
[Insert Chart]
1997              1999              1999             2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------ ----------------------- ------------------- ------------------
                                                               1 YEAR               5 YEARS          LIFE OF FUND*
------------------------------------------------------ ----------------------- ------------------- ------------------
Eagle/JNL SmallCap Equity Fund                                 11.00%                 8.19%              10.68%
Russell 2000 Index                                              3.09%                 7.46%               8.29%
------------------------------------------------------ ----------------------- ------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on September 16, 1996.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Eagle/JNL SmallCap Equity Fund may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Eagle/JNL SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

J.P. MORGAN/JNL ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is to provide high total return from a broadly diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its total assets will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), generally tracking the industry weighting of that Index. Within each industry, the Fund modestly overweights stocks that the sub-adviser regards as undervalued or fairly valued and modestly underweights or does not hold stocks that the sub-adviser determines are overvalued. By so doing, the Fund seeks returns that slightly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index.

In managing the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) based on its in-house research, the sub-adviser takes an in-depth look at company prospects over a relatively long period, often as much as five years, rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

     (ii) the research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. These valuation rankings are produced with the help of models that quantify the research team's findings.

     (iii)the sub-adviser buys and sells stocks for the Fund according to the policies of the Fund based on the sub-adviser's research and valuation rankings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

6.85%             -11.38%           -11.78%
[Insert Chart]
1999              2000              2001

In the periods shown in the chart, the Fund's highest quarterly return was 11.35% (4th quarter of 2001) and its lowest quarterly return was -16.10% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- ------------------
                                                                               1 YEAR            LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- ------------------
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund                             -11.78%                -6.60%
S&P 500 Index                                                                 -11.20%                -4.24%
---------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 16, 1999.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's sub-adviser may consider other criteria, such as: catalysts that could trigger a rise in a stock's price; high potential reward compared to potential risk; and temporary mispricings caused by market overreactions. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. Doing so may reduce the potential for appreciation in the Fund's portfolio. The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Active trading may increase transaction costs, which may reduce performance.

The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts and swaps, for hedging and risk management, i.e., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Nanette Buziak,Vice President of J.P. Morgan, Timothy Devlin, Vice President of J.P. Morgan and Jonathan Golub, Vice President of J.P. Morgan share the responsibility for the day to day management of the Series. Ms. Buziak has been with J.P. Morgan since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc. Mr. Devlin has been with J.P. Morgan since 1996 and has managed the Series since its inception. Mr. Golub has been with J.P. Morgan since 2001 and prior to that time, he led the consultant relations effort at Scudder Kemper Investment for approximately three years and Chancellor LGT for five years.

JANUS/JNL AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Aggressive Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Janus/JNL Aggressive Growth Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

18.95%            12.67%            57.66%           34.43%       -20.97%       -30.18%
[Insert Chart]
1996              1997              1998             1999              2000     2001

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                        1 YEAR                 5 YEAR              LIFE OF FUND*
----------------------------------------------- ----------------------- ---------------------- -----------------------
Janus/JNL Aggressive Growth Fund                        -30.18%               13.75%                 16.86%
S&P 500 Index                                           -11.20%               10.85%                 14.38%
----------------------------------------------- ----------------------- ---------------------- -----------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Aggressive Growth Fund is Janus Capital Management LLC (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Fund. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He has earned the right to use the Chartered Financial Analyst designation. Mr. Lammert has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

JANUS/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Balanced Fund is long-term capital growth, consistent with preservation of capital and balanced by current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Janus/JNL Balanced Fund invests primarily in equity securities when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential. The sub-adviser may also consider dividend-paying characteristics when selecting common stock. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio. The Fund will normally invest at least 25% of its assets in fixed-income securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

 -4.49%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 5.94%
( 2nd quarter of 2001) and its lowest quarterly return was -5.47% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ----------------------- ----------------------
                                                                             1 YEAR              LIFE OF FUND*
-------------------------------------------------------------------- ----------------------- ----------------------
Janus/JNL Balanced Fund                                                       -4.49%               -3.88%
S&P 500 Index                                                                -11.20%              -12.19%
Lehman Brothers Gov't/Corp. Bond Index                                          8.5%               11.00%
-------------------------------------------------------------------- ----------------------- ----------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Gov't/Corp. Bond Index is composed of all bonds that are of investment grade with at least one year until maturity. * The Fund began operations on May 1, 2000.

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Balanced Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Karen L. Reidy is the Portfolio Manager of the Fund. She is also the portfolio manager and Executive Vice President of Janus Balanced Fund and Janus Core Equity Fund. Ms. Reidy also manages separate accounts and sub-advised portfolios in the Balanced discipline. Prior to joining Janus in 1995, Ms. Reidy worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit manager, analyzing financials for corporate clients. Before assuming management responsibilities of Janus Balanced Fund and Janus Equity Income Fund in January 2000, Ms. Reidy was Assistant Portfolio Manager of Janus Fund, focusing her research on large-capitalization companies. Ms. Reidy earned a bachelor's degree in accounting from the University of Colorado. She passed the Certified Public Accountant exam in 1992 and has earned the right to use the Chartered Financial Analyst designation. She has seven years of professional investment experience.

JANUS/JNL CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Capital Growth Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective through a non-diversified portfolio consisting primarily of equity securities of U.S. and foreign companies selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Fund. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged between approximately $225 million and $10.51 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund normally invests a majority of its equity assets in medium-sized companies. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

16.83%            15.01%            35.16%           124.19%          -34.74%           -40.19%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 YEAR               5 YEAR            LIFE OF FUND*
-------------------------------------------------- --------------------- -------------------- ---------------------
Janus/JNL Capital Growth Fund                            -40.19%                 6.34%               12.00%
S&P MidCap 400 Index                                      -0.16%                17.57%               17.29%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P 400 MidCap Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Capital Growth Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Jonathan Coleman, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Janus/JNL Capital Growth Fund. Mr. Coleman was a research analyst with Janus Capital from 2000 through 2001. Mr. Coleman joined Janus Capital in 1994. Mr. Coleman earned a bachelor's degree from Williams College. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation. Mr. Coleman has had responsibility for the day-to-day management of the Fund since February 1, 2002.

JANUS/JNL GLOBAL EQUITIES FUND*

INVESTMENT OBJECTIVE. The investment objective of the Janus/JNL Global Equities Fund is long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Fund's position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%
[Insert Chart]
1996     1997     1998     1999     2000    2001

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- ------------------------ ------------------ ------------------
                                                            1 YEAR                5 YEAR          LIFE OF FUND*
--------------------------------------------------- ------------------------ ------------------ ------------------
Janus/JNL Global Equities Fund                              -23.50%                 9.22%             15.75%
Morgan Stanley Capital International World Index            -17.46%                 4.57%              6.60%
--------------------------------------------------- ------------------------ ------------------ ------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund`s sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Janus/JNL Global Equities Fund is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is an indirect majority-owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in the financial asset management business. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes and Laurence Chang, Portfolio Managers of Janus Capital, are responsible for the day-to-day management of the Fund. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation. Laurence Chang is Co-Manager and Executive Vice President of Janus Worldwide Fund, Janus Overseas Fund, Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio. He also manages separate accounts and institutional commingled funds in the Global Growth and International Growth disciplines. Prior to joining Janus in 1993, Laurence was project director at the National Security Archive, where he analyzed U.S. nuclear policy and authored several works on the Cuban missile crisis. Laurence received his Bachelor of Arts degree in religion with a concentration in philosophy from Dartmouth College, graduating summa cum laude, and a master's degree in political science from Stanford University. Laurence has earned the right to use the Chartered Financial Analyst designation and has seven years of professional investment experience. Ms. Hayes has had responsibility for the day-to-day management of the Fund since the inception of the Fund, while Mr. Chang has been co-manager of the Fund since January 2000.

LAZARD/JNL MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.77%    25.37%   13.24%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 19.12%
(4th quarter of 2001) and its lowest quarterly return was -13.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Mid Cap Value Fund                                                  13.24%                 8.63%
Russell MidCap Index                                                           -6.53%                 4.69%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell Mid Cap Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Mid Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist, Andrew Lacey and Christopher Blake share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and a Director of Lazard. Mr. Blake, a research analyst, has been with Lazard since 1995. Mr. Gullquist has been responsible for the day-to-day management of the Fund since the inception of the Fund. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

LAZARD/JNL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Lazard/JNL Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The Fund may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

1.36%             16.60%            17.34%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 20.18%
(2nd quarter of 1999) and its lowest quarterly return was -11.81% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
Lazard/JNL Small Cap Value Fund                                                17.34%                 5.19%
Russell 2000 Index                                                              3.09%                 2.70%
---------------------------------------------------------------------- ----------------------- --------------------

The Russell 2000 Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Lazard/JNL Small Cap Value Fund is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis. Herbert W. Gullquist and Patrick Mullin share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Gullquist and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since January 2001.

MELLON CAPITAL MANAGEMENT/JNL S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index.

Indexing offers a cost-effective investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. However, keep in mind that an index Fund has operating expenses and other practical investment considerations that a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund seeks invest under normal circumstances at least 80% of its total assets in the stocks in the S&P500(R) Index in proportion to their market capitalization weighting in the S&P 500. This approach is called "replication." When replicating a capitalization weighted index such as the S&P 500, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 in proportion to the weighting in the S&P 500. To the extent that the Fund seeks to replicate the S&P 500 using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 500 performance. The Fund's ability to achieve significant correlation between Fund and S&P 500 performance may be affected by changes in securities markets and changes in the composition of the S&P 500.

Mellon Financial Corporation, the parent company of the Fund's sub-adviser, is one of the stocks of the S&P 500 and, therefore, the Fund currently is purchasing Mellon Financial Corporation stock.

The Fund may invest in derivatives, to manage contract owner cash flows and equitize dividend accruals. The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5. The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The S&P 500 is composed of 500 common stocks that are selected by Standard and Poor's to capture the price performance of a large cross-section of the U.S. publicly-traded stock market. Stocks included in the S&P 500 are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the United States, the S&P 500 is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 is weighted by its market capitalization. The inclusion of a stock in the S&P 500 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of S&P 500 Index, it is subject to stock market risk. There is a risk that investment returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Although the S&P 500 Index represents about 80% of the market value of the entire stock market, large-capitalization stocks tend to go through cycles of doing better or worse than the stock market in general.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the S&P 500 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL S&P 500 Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL S&P 400 MID CAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund is to match the performance of the S&P 400(R) Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

Indexing offers a cost-effective investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. However, keep in mind that an index Fund has operating expenses and other practical investment considerations that a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in the stocks in the S&P 400(R) Index in proportion to their market capitalization weighting in the S&P 400. This approach is called "replication." When replicating a capitalization weighted index such as the S&P 400, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 in proportion to the weighting in the S&P 400. To the extent that the Fund seeks to replicate the S&P 400 using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 400 of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 400 performance. The Fund's ability to achieve significant correlation between the Fund and S&P 400 performance may be affected by changes in securities markets and changes in the composition of the S&P 400.

The Fund may invest in derivatives, to manage contract owner cash flows and equitize dividend accruals. The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5. The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly-traded stock market. Stocks included in the S&P 400 are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Historically, mid capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the S&P 400 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or large capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL SMALL CAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL Small Cap Index Fund is to match the performance of the Russell 2000(R) Index. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

Indexing offers a cost-effective investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. However, keep in mind that an index Fund has operating expenses and other practical investment considerations that a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000(R) Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 using sampling techniques, a close correlation between the Fund's performance and the performance of the Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives, to manage contract owner cash flows and equitize dividend accruals. The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5 The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation..

The Russell 2000 is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000(R) Index are excluded from the Russell 2000 Index. The Russell 2000 is recognized for its emphasis towards small and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000.)

The inclusion of a security in the Russell 2000 in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Historically, small to mid capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o INDEX INVESTING RISK. While the Russell 2000 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL Small Cap Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australiasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R)1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.

Indexing offers a cost-effective, sensible investment approach to gaining diversified market exposure and receiving competitive relative returns over the long-term. The justifications for applying a low turnover indexing strategy for international stocks becomes even more apparent when accounting for the higher transaction costs that are associated with trading abroad.

Keep in mind that an index Fund has operating expenses and costs; a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE(R) Free Index or derivative securities economically related to the MSCI EAFE(R) Free Index. The Fund also may invest in equity future contracts and currency forwards (derivatives)

To implement this strategy, the Fund may invest up to 50% of the its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

The use of certain derivatives, such as futures or options on futures, subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule 4.5.The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross-section of the international publicly traded stock markets. Stocks included in the Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing domestic companies.

          The Fund's uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL International Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

MELLON CAPITAL MANAGEMENT/JNL BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Mellon Capital Management/JNL Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation.

Indexing offers a cost-effective, sensible investment approach to gaining diversified market exposure and receiving competitive relative returns over the long term. However, keep in mind that an index Fund has operating expenses and costs; a market index (often referred to as a benchmark for tracking purposes) does not. Therefore, an index Fund, while expected to track a specific index as closely as possible, typically will be unable exactly to match the performance of the targeted index.

The Fund invests under normal circumstances at least 80% of its total assets in fixed income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Index. Research and experience indicates that it is impractical to fully replicate most broad fixed income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's sub-adviser selects a basket of securities in order to match the important risk characteristics of the Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

Derivatives, such as futures or options on futures, are permitted within the Fund, however, the Fund's sub-adviser expects to make such investments only infrequently due to the liquidity provided within the Fund. However, because derivatives are permitted to be used to manage contract owner cash flows, the Fund is subjected to the rules of the Commodity Futures Trading Commission ("CFTC") which limits the extent to which the Fund can invest in such derivatives. The Fund is an exempt commodity pool as described by the CFTC Rule
4.5. The Fund may invest in futures contracts and options on futures with respect thereto for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Lehman Brothers Aggregate Index is comprised of investment grade, fixed rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $100 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody's Investors Service; (4) the rate must be fixed; and (5) the bond must be U.S. dollar denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual Fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer or the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of Fund's shares.

PERFORMANCE. The Fund will commence investment operation on or about the date of this prospectus. Therefore, a bar chart and table have not been included for this Fund.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Mellon Capital Management/JNL Bond Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

OPPENHEIMER/JNL GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,

     o    Companies that stand to benefit from global growth trends,

     o Businesses with strong competitive positions and high demand for their products or services,

     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

William L.Wilby, Senior Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1991. Mr. Wilby is a graduate of the United States Military Academy and holds an MA and PhD in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation.

OPPENHEIMER/JNL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Oppenheimer/JNL Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

     o    Companies that are established and well-known in the marketplace

     o    Companies with above-average earnings growth

     o Companies in high-growth market sectors that are leaders within their sectors

     o Growth rates that the portfolio manager believes may be sustainable over time.

In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment grade debt securities . The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Oppenheimer/JNL Global Growth Fund is OppenheimerFunds, Inc.(Oppenheimer), located at 498 7th Avenue, New York, New York 10018. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Bruce Bartlett, Vice President of Oppenheimer, has been responsible for the day-to-day management of the Fund's portfolio since the inception of the Fund. He joined Oppenheimer in 1995, prior to which he was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Bartlett holds a Bachelor of Science in microbiology and chemistry from the University of Michigan and an MBA from Grand Valley State University. He has earned the right to use the Chartered Financial Analyst designation.

PIMCO/JNL TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the PIMCO/JNL Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The average portfolio duration of the Fund normally varies within a three- to six -year time frame based on the sub-adviser's forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contacts or swap agreements, or in mortgage-or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-0.26%            11.75%            9.52%
[Insert Chart]
1999              2000              2001

In the period shown in the chart, the Fund's highest quarterly return was 7.30%
(2nd quarter of 2001) and its lowest quarterly return was -11.99% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------- ------------------------ -------------------
                                                                             1 YEAR             LIFE OF FUND*
-------------------------------------------------------------------- ------------------------ -------------------
PIMCO/JNL Total Return Bond Fund                                               9.52%                 6.87%
Lehman Brothers Aggregate Bond Index                                           8.44%                 6.51%
-------------------------------------------------------------------- ------------------------ -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on March 2, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PIMCO/JNL Total Return Bond Fund is Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is an investment counseling firm founded in 1971. PIMCO is indirectly owned and controlled by Allianz A.G.

William H. Gross, Managing Director of PIMCO, is responsible for the day-to-day management of the Fund. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

PPM AMERICA/JNL BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Balanced Fund is reasonable income, long-term capital growth and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies, but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities. However, the Fund may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

10.81%            18.43%            10.06%           -0.11%            8.25%            10.57%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 9.77%
(2nd quarter of 1997) and its lowest quarterly return was -5.75% (3rd quarter of 1999).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------- --------------------------- -------------------- --------------------
                                                         1 YEAR                  5 YEAR            LIFE OF FUND*
---------------------------------------------- --------------------------- -------------------- --------------------
PPM America/JNL Balanced Fund                             10.57%                 9.27%               10.95%
S&P 500 Index                                            -11.20%                10.85%               14.38%
Lehman Brothers Aggregate Bond Index                       8.44%                 7.36%                7.18%
---------------------------------------------- --------------------------- -------------------- --------------------

Each of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL Balanced Fund invests primarily in common stocks and fixed-income securities The Fund may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Balanced Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM has supervised and managed the investment portfolio of the Fund since May 1, 1997.

PPM AMERICA/JNL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the PPM America/JNL High Yield Bond Fund is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. The Fund will invest under normal circumstances at least 80% of its total assets in "junk bonds," which are bonds rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality. However, the Fund will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones. In pursuing its secondary investment objective of capital appreciation, the Fund may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Fund may invest for this purpose up to 20% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          Treating high current income as its primary investment objective means that the Fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

12.90%            15.05%            3.84%            1.09%             -5.62%           5.67%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 5.71%
(3rd quarter of 1997) and its lowest quarterly return was -4.58% (4th quarter of 2000).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------------- --------------- ------------------ ----------------------
                                                              1 YEAR           5 YEAR            LIFE OF FUND*
--------------------------------------------------------- --------------- ------------------ ----------------------
PPM America/JNL High Yield Bond Fund                           5.67%            3.79%                 5.70%
Lehman Brothers High Yield Index                               5.28%            3.24%                 5.35%
--------------------------------------------------------- --------------- ------------------ ----------------------

The Lehman Brothers High Yield Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The PPM America/JNL High Yield Bond Fund invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years.
In addition to investing in securities of foreign issuers, the Fund may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Fund may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Fund may invest without limit in zero coupon bonds.

The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Fund may not be pursuing its investment objectives.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL High Yield Bond Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

PPM AMERICA/JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.

     o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

     o Corporate obligations, including commercial paper, of domestic and foreign issuers;

     o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

4.87%             5.01%             4.99%            4.67%             5.83%            3.45%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 2.60%
(1st quarter of 2001) and its lowest quarterly return was 0.38% (2nd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------- ---------------- --------------------------- --------------------
                                                       1 YEAR                 5 YEAR               LIFE OF FUND*
-------------------------------------------------- ---------------- --------------------------- --------------------
PPM America/JNL Money Market Fund                        3.45%                4.78%                    4.84%
Merrill Lynch Treasury Bill Index (3 month)              4.42%                5.20%                    5.24%
-------------------------------------------------- ---------------- --------------------------- --------------------

The 7-day yield of the Fund on December 31, 2001, was 1.27%. The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Fund is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies. PPM is a is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

PPM supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives.

PUTNAM/JNL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.81%            21.88%            34.93%           29.41%            -17.85%          -25.01%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -19.58% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 YEAR                 5 YEAR     LIFE OF FUND*
---------------------------------------------------------- ------------------ ------------------ -----------------
Putnam/JNL Equity Fund                                         -25.01%                5.56%          11.96%
S&P 500 Index                                                  -11.20%            10.85%             14.38%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents,. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed but the U.S. Core Equity Team at Putnam. The team is headed by Justin M. Scott, Managing Director and Chief Investment Officer of the Group. Mr. Scott joined Putnam in 1988 as Portfolio Manager in the International Equity Group. Prior to that, Mr. Scott was Executive Director and Portfolio Manager with Lazard Investors Ltd.

PUTNAM/JNL   INTERNATIONAL   EQUITY  FUND   (FORMERLY  THE  T.  ROWE   PRICE/JNL
INTERNATIONAL EQUITY INVESTMENT FUND)

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The sub-adviser selects stocks through a bottom up process, using its valuation approach to identify significantly mispriced companies. Its expertise is in identifying stocks selling for less than their real or relative worth regardless of the type of company (i.e., growth, cyclical, or mature) or the current market environment. The sub-adviser begins by screening its international stock database of over 5,500 non-U.S. companies to identify those companies with a positive valuation indicator (price to book relative to return on equity). Stocks passing this initial valuation screen are then subjected to a rigorous process. The decision to purchase a stock is based on the combined judgment of the sub-adviser's Core International Equity portfolio managers, and their decision must be unanimous. A representative of the sub-adviser typically visits all companies before a purchase decision is finalized.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

13.91%            2.65%             14.43%           32.11%            -13.99%          -20.29%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -14.12% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- -------------------- -------------------
                                                          1 YEAR                  5 YEAR           LIFE OF FUND*
----------------------------------------------- --------------------------- -------------------- -------------------
Putnam/JNL International Equity Fund                     -20.29%                   1.25%                4.02%
Morgan Stanley Europe and Austrailia, Far                -22.61%                  -0.18%                1.33%
East Equity Index
----------------------------------------------- --------------------------- -------------------- -------------------

The Morgan Stanley Europe and Australia, Far East Equity Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL International Equity Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Core International Equity team at Putnam. The team is headed by Omid Kamshad, Managing Director and Chief Investment Officer of the group. Mr. Kamshad has been employed by Putnam since 1996. Prior to January 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was employed at Baring Asset Management Company.

PUTNAM/JNL MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its total assets in common stocks of U.S. mid-capitalization companies, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Growth stocks are issued by companies whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth in a company's earnings may lead to an increase in the price of its stock. The 80% limitation will apply to investments in mid-capitalization companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small and mid-size companies generally involves greater risks than investing in larger more established ones.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may go up and down more than equity securities of larger, more-established companies, but they offer the possibility of more rapid growth. Additionally, mid-capitalization stocks tend to be less volatile than small company stocks.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

-26.97%
[Insert Chart]
2001


In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
----------------------------------------------- --------------------------- --------------------
                                                          1 YEAR               LIFE OF FUND*
----------------------------------------------- --------------------------- --------------------
Putnam/JNL Midcap Growth Fund                            -26.97%                 -17.64%
Russell Mid Cap Growth Index                             -20.35%                 -23.99%
----------------------------------------------- --------------------------- --------------------

The S&P 400 Mid Cap Index is a broad-based, unmanaged index.
*  The Fund began operations on May 1, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Midcap Equity Growth team at Putnam. The team is headed by Eric M. Wetlaufer, Managing Director and Chief Investment Officer for the group. Mr. Wetlaufer has been with Putnam since 1997. Prior to 1997 Mr. Wetlaufer was with Cadence Capital Management.

PUTNAM/JNL VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Putnam/JNL Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its total assets will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The Putnam/JNL Value Equity Fund invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

24.33%            21.82%            12.48%           -1.04%            6.96%            -6.32%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -15.05% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------- ------------------------- --------------------- ---------------------
                                                        1 YEAR                  5 YEAR            LIFE OF FUND*
---------------------------------------------- ------------------------- --------------------- ---------------------
Putnam/JNL Value Equity Fund                           -6.32%                   6.32%                11.59%
S&P 500 Index                                         -11.20%                  10.85%                14.38%
---------------------------------------------- ------------------------- --------------------- ---------------------

The S&P 500 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Putnam/JNL Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. The team is headed by Deborah F. Kuenstner, CFA, Managing Director and Chief Investment Officer of the group. In this role, she heads the team managing large-cap value equity portfolios for retail and institutional clients. Ms. Kuenstner joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. In 1998, she was promoted to Chief Investment Officer of the International Value Equities team. A Chartered Financial Analyst, Ms. Kuenstner has 20 years of investment experience. Before joining Putnam, Ms. Kuenstner was a Senior Portfolio Manager of International Equities from 1989 through 1997 at DuPont Pension Fund Investment.

S&P/JNL CONSERVATIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Conservative Growth Fund I is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Conservative Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 55% to 65% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 40% to Underlying Funds that invest primarily in fixed-income securities and 0% to 10% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

19.52%   -1.55%   -4.78%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 13.55%
(4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                             1 YEAR               LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Conservative Growth Fund I                                            -4.78%                  4.37%
Lehman Brothers Aggregate Bond Index                                           8.44%                  6.89%
S&P 500 Index                                                                -11.20%                  2.41%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 60% of the equity investments and the Lehman Bond Aggregate Index represents 40% of the fixed-income investments of the Fund.

* The Fund began operations on April 9, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Conservative Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL MODERATE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Moderate Growth Fund I is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Moderate Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Janus/JNL Global Equities Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 70% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 30% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

26.74%   -4.35%   -7.34%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 17.87%
(4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Moderate Growth Fund I                                                 -7.34%                 4.86%
Lehman Brothers Aggregate Bond Index                                            8.44%                 6.89%
S&P 500 Index                                                                 -11.20%                 2.64%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 75% of the equity investments and the Lehman Bond Aggregate Index represents 25% of the fixed-income investments of the Fund.

* The Fund began operations on April 8, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.
The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Moderate Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL AGGRESSIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Aggressive Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Aggressive Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth primarily through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve capital growth secondarily through its investment in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

Under normal circumstances, the Fund allocates approximately 85% to 95% of its assets to Underlying Funds that invest primarily in equity securities and 5% to 15% to Underlying Funds that invest primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

35.38%   -9.37%   -10.58%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 22.84%
(4th quarter of 1999) and its lowest quarterly return was -15.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Aggressive Growth Fund I                                              -10.58%                 4.85%
Lehman Brothers Aggregate Bond Index                                            8.44%                 6.89%
S&P 500 Index                                                                 -11.20%                 2.64%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index and the Lehman Bond Aggregate Index are broad-based, unmanaged indexes. The total returns were calculated according to the following weightings: the S&P 500 Index represents 90% of the equity investments and the Lehman Bond Aggregate Index represents 10% of the fixed-income investments of the Fund.

* The Fund began operations on April 8, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.
The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Aggressive Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL VERY AGGRESSIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Very Aggressive Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Very Aggressive Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Fund that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates up to 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

48.86%   -17.16%  -13.73%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 29.63%
(4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Very Aggressive Growth Fund I                                         -13.73%                 4.75%
S&P 500 Index                                                                 -11.20%                 2.47%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 1, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Very Aggressive Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL EQUITY GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Equity Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which S&P/JNL Equity Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Fund that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

43.19%   -14.06%  -14.31%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 27.60%
(4th quarter of 1999) and its lowest quarterly return was -17.63% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------- ----------------------- --------------------
                                                                               1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- ----------------------- --------------------
S&P/JNL Equity Growth Fund I                                                  -14.31%                 3.14%
S&P 500 Index                                                                 -11.20%                 2.44%
---------------------------------------------------------------------- ----------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund.

* The Fund began operations on April 13, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Equity Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL EQUITY AGGRESSIVE GROWTH FUND I

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Equity Aggressive Growth Fund I is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which S&P/JNL Equity Aggressive Growth Fund I may invest are the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates 100% of its assets to Underlying Funds that invest primarily in equity securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging market may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

45.25%   -15.27%  -13.69%
[Insert Chart]
1999     2000     2001

In the period shown in the chart, the Fund's highest quarterly return was 28.62%
(4th quarter of 1999) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------------- -------------------------- --------------------
                                                                             1 YEAR            LIFE OF FUND*
------------------------------------------------------------------- -------------------------- --------------------
S&P/JNL Equity Aggressive Growth Fund I                                      -13.69%                  3.63%
S&P 500 Index                                                                -11.20%                  2.21%
------------------------------------------------------------------- -------------------------- --------------------

The S&P 500 Index is a broad-based, unmanaged index. The S&P 500 Index represents 100% of the equity investments of the Fund. * The Fund began operations on April 15, 1998.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Equity Aggressive Growth Fund I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL CORE INDEX 100 FUND

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Core Index 100 Fund is long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Underlying Funds in which the S&P/JNL Core Index 100 Fund may invest are the Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund and the PPM America/JNL Money Market Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities of the various indexes. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Fund that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund indirectly invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or mid-cap companies.

          The Underlying Funds use indexing strategies. The Underlying Funds do not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between Fund and index performance may be affected by the Fund's expenses and Underlying Funds' expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Funds' portfolios and the timing of purchases and redemptions of the underlying Funds' shares.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Funds foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Funds' sub-advisers must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If the sub-adviser of an Underlying Fund uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified Fund may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another Fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Core Index 100 Fund is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL CORE INDEX 50 FUND

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Core Index 50 Fund is long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Fund will invest up to 50% in the following Fund: Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund and J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund. The remaining 50% may be invested in the following Fund: AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund indirectly invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Funds are likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Underlying Funds' performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or mid-cap companies.

          The Underlying Funds use indexing strategies. The Underlying Funds do not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between fund and index performance may be affected by the Fund's expenses and the Underlying Funds' expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Funds' portfolios and the timing of purchases and redemptions of Underlying Funds' shares.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Funds' sub-advisers must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of an Underlying Fund depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Underlying Fund's sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent an Underlying Fund invests in bonds issued by a foreign government, the Underlying Fund may have limited legal recourse in the event of a default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKETS RISK. The Fund may invest in a portion of its assets in one or more Underlying Fund that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified Fund may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another Fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Core Index 50 Fund is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

S&P/JNL CORE INDEX 75 FUND

INVESTMENT OBJECTIVE. The investment objective of the S&P/JNL Core Index 75 Fund is long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified group of other Funds of the Trust (Underlying Funds). The Fund will invest up to 75% in the following Fund: Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund and J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund. The remaining 25% may be invested in the following Fund: AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Lazard/JNL Mid Cap Value Fund, Lazard/JNL Small Cap Value Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Value Equity Fund, Putnam/JNL Midcap Growth Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Mid-Cap Growth Fund, and T. Rowe Price/JNL Value Fund.

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund indirectly invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Funds' sub-advisers must correctly predict the price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Underlying Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the Underlying Fund's sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which an Underlying Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, an Underlying Fund's performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or mid-cap companies.

          The underlying Funds use indexing strategies. The Underlying Funds do not attempt to manage volatility, use defensive strategies or reduce the effects of any long term periods of poor stock performance.

          The correlation between Fund and index performance may be affected by the Fund's and Underlying Funds' expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Funds' portfolios and the timing of purchases and redemptions of Underlying Funds' shares.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent an Underlying Fund invests in bonds issued by a foreign government, the Underlying Fund may have limited legal recourse in the event of a default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKETS RISK. The Fund may invest in a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified Fund may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another Fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in other Funds of the Trust, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2001.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio..

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the S&P/JNL Core Index 75 Fund is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 55 Water Street, New York, New York 10014. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David M. Blitzer, Robert D. Jaramillo and Peter K. Tsui share the primary responsibility for the day-to-day management of the Fund. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Financial Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Jaramillo has been a senior investment officer and Asset Allocation Manager with the Quantitative Services department of Standard & Poor's Financial Information Services since May 1999. Since joining Standard & Poor's in May 1998, Mr. Jaramillo has provided analytical support for Standard & Poor's mutual fund advisory products. Prior to 1998, Mr. Jaramillo worked as an analyst for The Boston Company Asset Management, Inc. Mr. Jaramillo has had responsibility for the day-to-day management of the Fund since August 2000. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years.

SALOMON BROTHERS/JNL GLOBAL BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the Salomon Brothers/JNL Global Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Fund invests under normal circumstances at least 80% of its total assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund does not currently intend to invest more than 75% of assets in medium or lower rated securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

14.39%            10.66%            2.46%            1.87%             7.28%            6.71%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 14.70% (2nd quarter of 2001) and its lowest quarterly return was -13.34% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------- -------------------- --------------------- --------------------
                                                        1 YEAR                5 YEAR            LIFE OF FUND*
------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Fund                    6.71%                5.74%               7.54%
Salomon Smith Barney Broad Investment Grade              8.52%                7.43%               7.52%
Index
------------------------------------------------- -------------------- --------------------- --------------------

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL Global Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

In connection with SBAM's service as sub-adviser to the Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SBAM. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Fund. Mr. Scott joined SBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its total assets in:

     (i)  U.S. Treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

     (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o    MORTGAGE-BACKED   SECURITIES  RISK.   Investments  in  mortgage-backed
          securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities , depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

2.58%             9.16%             9.40%            -2.50%            11.50%           6.92%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 6.26%
(3rd quarter of 2001) and its lowest quarterly return was -14.23% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 YEAR           5 YEAR        LIFE OF FUND*
------------------------------------------------------------- ----------------- --------------- ------------------
Salomon Brothers/JNL U.S. Government & Quality Bond Fund             6.92%          6.77%            6.54%
Salomon Brothers Treasury Index                                      6.73%          7.22%            7.26%
------------------------------------------------------------- ----------------- --------------- ------------------

The Salomon Brothers Treasury Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

T. ROWE PRICE/JNL ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

22.59%            29.47%            27.78%           21.77%            -0.34%           -10.23%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -14.86% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------- ---------------------- -------------------- -------------------
                                                           1 YEAR                5 YEAR           LIFE OF FUND*
--------------------------------------------------- ---------------------- -------------------- -------------------
T. Rowe Price/JNL Established Growth Fund                 -10.23%                12.49%               16.03%
S&P 500 Index                                             -11.20%                10.85%               14.38%
--------------------------------------------------- ---------------------- -------------------- -------------------

The S&P 500 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The T. Rowe Price/JNL Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith joined T. Rowe in 1992 and has been managing investments since 1987. Mr. Smith has had responsibility for the day-to-day management of the Fund since February 21, 1997.

T. ROWE PRICE/JNL MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-capitalization) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

The sub-adviser relies on its proprietary research to identify mid-capitalization companies with attractive growth prospects. The Fund seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average; (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) have stock prices the sub-adviser believes are undervalued in the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

23.47%            18.21%            21.49%           24.01%            7.16%            -1.49%
[Insert Chart]
1996              1997              1998             1999              2000             2001

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.22% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------- ----------------- ------------- --------------------
                                                                    1 YEAR          5 YEAR        LIFE OF FUND*
-------------------------------------------------------------- ----------------- ------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                               -1.49%          13.44%         18.00%
S&P MidCap 400 Index                                                -0.16%          17.57%         17.29%
-------------------------------------------------------------- ----------------- ------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

The Fund may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian W. Berghuis, Committee Chairman has day to day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985 and has had day-to-day responsibility for managing the Fund since the inception of the Fund.

T. ROWE PRICE/JNL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the T. Rowe Price/JNL Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's sub-adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include smaller companies. In selecting investments, the sub-adviser generally looks for the following:

     o low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    low stock price relative to a company's underlying asset values;

     o    a plan to improve the business through restructuring; and

     o    a sound balance sheet and other positive financial characteristics.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may
          also  cause  a  stock's  price  to  fall.   Investing  in  small-  and
          medium-company stocks generally involves greater risks, and are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the Fund's performance. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

0.78%
[Insert Chart]
2001

In the periods shown in the chart, the Fund's highest quarterly return was 11.26% (4th quarter of 2001) and its lowest quarterly return was -13.17% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------- ----------------- -------------------
                                                                                1 YEAR         LIFE OF FUND*
-------------------------------------------------------------------------- ----------------- -------------------
T. Rowe Price/JNL Value Fund                                                     0.78%            7.82%
Russell 1000 Value Index                                                        -7.39%           -1.57%
-------------------------------------------------------------------------- ----------------- -------------------

The Lipper Multi Cap Value Index is a broad-based, unmanaged index. * The Fund began operations on May 1, 2000.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    futures and options

     o    preferred stocks

     o    convertible securities and warrants

     o    fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds"

     o hybrid instruments which combine the characteristics of securities, futures and options

     o    private placements

If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the T. Rowe Price/JNL Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Brian C. Rogers, Committee Chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee which JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each S&P/JNL Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


---------------------------------------------- ----------------------------------- ---------------------------------
                                                                                         Advisory Fee (Annual Rate
                                                                                              Based on Average Net
Fund                                           Assets                                         Assets of each Fund)
---------------------------------------------- ----------------------------------- ---------------------------------
AIM/JNL Large Cap Growth Fund                  $0 to $300 million                                     1.00%
                                               Over $300 million                                       .95%

AIM/JNL Small Cap Growth Fund                  $0 to $300 million                                     1.05%
                                               Over $300 million                                      1.00%

AIM/JNL Premier Equity II Fund                 $0 to $300 million                                      .95%
                                               Over $300 million                                       .90%

Alger/JNL Growth Fund                          $0 to $300 million                                     .975%
                                               $300 million to $500 million                            .95%
                                               Over $500 million                                       .90%

Alliance Capital/JNL Growth Fund               $0 to $250 million                                     .775%
                                               Over $250 million                                       .70%

Eagle/JNL Core Equity Fund                     $0 to $50 million                                       .90%
                                               $50 million to $300 million                             .85%
                                               Over $300 million                                       .75%

Eagle/JNL SmallCap Equity Fund                 $0 to $150 million                                      .95%
                                               $150 million to $500 million                            .90%
                                               Over $500 million                                       .85%

J.P. Morgan/JNL Enhanced S&P 500 Stock Index   $0 to $25 million                                       .80%
Fund                                           Over $25 million                                        .75%

Janus/JNL Aggressive Growth Fund               $0 to $150 million                                      .95%
                                               $150 million to $300 million                            .90%
                                               Over $300 million                                       .85%

Janus/JNL Balanced Fund                        $0 to $300 million                                      .95%
                                               Over $300 million                                       .90%

Janus/JNL Capital Growth Fund                  $0 to $150 million                                      .95%
                                               $150 million to $300 million                            .90%
                                               Over $300 million                                       .85%

Janus/JNL Global Equities Fund                 $0 to $150 million                                     1.00%
                                               $150 million to $300 million                            .95%
                                               Over $300 million                                       .90%

Lazard/JNL Mid Cap Value Fund                  $0 to $150 million                                     .975%
                                               $150 million to $300 million                           .925%
                                               Over $300 million                                       .90%

Lazard/JNL Small Cap Value Fund                $0 to $50 million                                      1.05%
                                               $50 million to $150 million                            1.00%
                                               $150 million to $300 million                           .975%
                                               Over $300 million                                      .925%

Mellon Capital Management/JNL S&P 500 Index    $0 to $500 million                                      .50%
Fund                                           Over $500 million                                       .45%

Mellon Capital Management/JNL S&P 400 Mid     $0 to $500 million                                       .50%
Cap Index Fund                                Over $500 million                                        .45%

Mellon Capital Management/JNL Small Cap       $0 to $500 million                                       .50%
Index Fund                                    Over $500 million                                        .45%

Mellon Capital Management/JNL International   $0 to $500 million                                       .50%
Index Fund                                    Over $500 million                                        .45%

Mellon Capital Management/JNL Bond Index Fund  $0 to $500 million                                      .50%
                                               Over $500 million                                       .45%

Oppenheimer/JNL Global Growth Fund             $0 to $300 million                                      .90%
                                               Over $300 million                                       .80%

Oppenheimer/JNL Growth Fund                    $0 to $300 million                                      .90%
                                               Over $300 million                                       .80%

PIMCO/JNL Total Return Bond Fund               All assets                                              .70%

PPM America/JNL Balanced Fund                  $0 to $50 million                                       .75%
                                               $50 million to $150 million                             .70%
                                               $150 million to $300 million                           .675%
                                               $300 million to $500 million                            .65%
                                               Over $500 million                                      .625%

PPM America/JNL High Yield Bond Fund           $0 to $50 million                                       .75%
                                               $50 million to $150 million                             .70%
                                               $150 million to $300 million                           .675%
                                               $300 million to $500 million                            .65%
                                               Over $500 million                                      .625%

PPM America/JNL Money Market Fund              $0 to $150 million                                      .60%
                                               $150 million to $300 million                           .575%
                                               $300 million to $500 million                            .55%
                                               Over $500 million                                      .525%

Putnam/JNL Equity Fund                         $0 to $150 million                                      .90%
                                               $150 million to $300 million                            .85%
                                               Over $300 million                                       .80%

Putnam/JNL International Equity Fund           $0 to $50 million                                      1.10%
                                               $50 million to $150 million                            1.05%
                                               $150 million to $300 million                           1.00%
                                               $300 million to $500 million                            .95%
                                               Over $500 million                                       .90%

Putnam/JNL Midcap Growth Fund                  $0 to $300 million                                      .95%
                                               Over $300 million                                       .90%

Putnam/JNL Value Equity Fund                   $0 to $150 million                                      .90%
                                               $150 million to $300 million                            .85%
                                               Over $300 million                                       .80%

S&P/JNL Conservative Growth Fund I             $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Moderate Growth Fund I                 $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Aggressive Growth Fund I               $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Very Aggressive Growth Fund I          $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Equity Growth Fund I                   $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Equity Aggressive Growth Fund I        $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Core Index 100 Fund                    $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Core Index 50 Fund                     $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

S&P/JNL Core Index 75 Fund                     $0 to $500 million                                      .15%
                                               Over $500 million                                       .10%

Salomon Brothers/JNL Global Bond Fund          $0 to $150 million                                      .85%
                                               $150 million to $500 million                            .80%
                                               Over $500 million                                       .75%

Salomon Brothers/JNL U.S. Government &         $0 to $150 million                                      .70%
Quality Bond Fund                              $150 million to $300 million                            .65%
                                               $300 million to $500 million                            .60%
                                               Over $500 million                                       .55%

T. Rowe Price/JNL Established Growth Fund      $0 to $150 million                                      .85%
                                               Over $150 million                                       .80%

T. Rowe Price/JNL Mid-Cap Growth Fund          $0 to $150 million                                      .95%
                                               Over $150 million                                       .90%

T. Rowe Price/JNL Value Fund                   $0 to $300 million                                      .90%
                                               Over $300 million                                       .85%
---------------------------------------------- ----------------------------------- ---------------------------------

SUB-ADVISORY ARRANGEMENTS

JNAM selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNAM, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to JNAM for implementation. Each sub-adviser regularly reports to JNAM and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have filed an application to obtain an order of exemption from the Securities and Exchange Commission for a "multi-manager" structure that allows JNAM to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also would allow JNAM to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the requested exemption, if granted, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility. JNAM provides the following oversight and evaluation services to the Funds:

     o performing initial due diligence on prospective sub-advisers for the Funds

     o    monitoring the performance of sub-advisers

     o    communicating performance expectations to the sub-advisers

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the Oppenheimer/JNL Global Growth Fund, the Mellon Capital Management/JNL International Index Fund and the several S&P/JNL Funds, pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. The Oppenheimer/JNL Global Growth Fund and the Mellon Capital Management/JNL International Index Fund pay an Administrative Fee of .15%. The S&P/JNL Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                           BROKERAGE ENHANCEMENT PLAN

All Funds of the Trust except the PPM America/JNL Money Market Fund and each of the S&P/JNL Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust).


The Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. The duty of best price and execution still applies to these transactions.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Fund of the Trust to inure to the benefit of other Funds as well. The Plan is not expected to increase the brokerage costs of the Trust. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts) and to qualified retirement plans. An insurance company purchases the shares of the Funds at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Trustees has adopted procedures pursuant to which the Administrator may determine the "fair value" of a security for which a current market price is not available. A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed by an Account investing in shares of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for 2001 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below has been audited by PricewaterhouseCoopers LLP.

--------
* The Janus/JNL Global Equities Fund (the "Fund") is not available as an investment option and is not available as an underlying series to the S&P/JNL Core Index 50 Fund or the S&P/JNL Core Index 75 Fund. The Fund is available as an underlying Fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.

1 MSCI EAFE(R)is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01 $   10.00   $      -        $   0.97       $ 0.97      $    -              $    -              $   -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01     10.00      (0.01)           1.61         1.60           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01     10.00          -            1.05         1.05           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01            18.58      (0.04)         (2.18)        (2.22)          -               (0.03)                 -
  12/31/00            22.91      (0.01)         (3.08)        (3.09)          -               (1.24)                 -
  12/31/99            18.95      (0.03)          6.42          6.39           -               (2.43)                 -
  12/31/98            13.56          -           6.20          6.20           -               (0.81)                 -
  12/31/97            11.16      (0.01)          2.93          2.92           -               (0.52)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01            13.55          -          (1.97)        (1.97)      (0.01)                  -                  -
  12/31/00            16.64          -          (2.93)        (2.93)          -               (0.16)                 -
  12/31/99            13.28      (0.01)          3.76          3.75           -               (0.39)                 -
3/02(a)-12/31/98      10.00      (0.01)          3.29          3.28           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY SERIES

  12/31/01            16.21       0.07          (1.67)        (1.60)      (0.07)              (0.01)                 -
  12/31/00            18.47       0.08          (0.08)            -       (0.09)              (2.17)                 -
  12/31/99            15.91       0.11           3.63          3.74       (0.11)              (1.07)                 -
  12/31/98            13.75       0.10           2.17          2.27       (0.09)              (0.02)                 -
  12/31/97            10.62       0.08           3.35          3.43       (0.08)              (0.22)                 -
---------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01            14.20      (0.41)          1.97          1.56           -               (0.21)                 -
  12/31/00            16.97      (0.04)         (2.23)        (2.27)          -               (0.50)                 -
  12/31/99            14.82      (0.04)          2.88          2.84           -               (0.69)                 -
  12/31/98            14.73      (0.06)          0.23          0.17           -               (0.08)                 -
  12/31/97            11.54      (0.07)          3.26          3.19           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01             9.34       0.03          (1.13)        (1.10)      (0.03)                  -                  -
  12/31/00            10.58       0.04          (1.24)        (1.20)      (0.03)              (0.01)                 -
5/16(a)-12/31/99      10.00       0.03           0.65          0.68       (0.03)              (0.07)                 -

----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01  $ 10.97       9.70 %    $   6,058       14.93%       1.10 %      (0.26)%       1.32 %        (0.48)%
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01    11.60      16.00          7,665        3.86        1.15        (0.74)        1.24          (0.83)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01    11.05      10.50         14,101        5.81        1.05        (0.04)        1.26          (0.25)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01           16.33     (11.97)       341,162       86.80        1.07        (0.23)         n/a           n/a
  12/31/00           18.58     (13.44)       459,577       88.34        1.07        (0.03)         n/a           n/a
  12/31/99           22.91      33.80        400,639      122.58        1.07        (0.22)         n/a           n/a
  12/31/98           18.95      45.66        164,948      121.39        1.06        (0.02)        1.06         (0.02)
  12/31/97           13.56      26.20         85,877      125.44        1.10        (0.07)        1.10         (0.07)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01           11.57     (14.57)       140,511       65.21        0.87         0.05         0.90          0.02
  12/31/00           13.55     (17.59)        92,981       47.01        0.87         0.01          n/a           n/a
  12/31/99           16.64      28.23         18,256       51.15        0.88        (0.07)         n/a           n/a
3/02(a)-12/31/98     13.28      32.80          4,573      136.69        0.93        (0.08)        2.13         (1.28)
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY SERIES

  12/31/01           14.53      (9.83)       174,813      102.56        0.97         0.58         0.99          0.56
  12/31/00           16.21       0.28        146,888      192.40        0.97         0.57          n/a           n/a
  12/31/99           18.47      23.55         95,329      124.71        0.99         0.97          n/a           n/a
  12/31/98           15.91      16.54         37,169       67.04        1.05         1.07         1.17          0.95
  12/31/97           13.75      32.35         11,896       51.48        1.05         1.00         1.54          0.51
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01           15.55      11.00        112,967       65.36        1.05         0.31         1.07          0.29
  12/31/00           14.20     (13.25)        77,200       89.43        1.05        (0.30)         n/a           n/a
  12/31/99           16.97      19.27         61,504       61.69        1.05        (0.35)         n/a           n/a
  12/31/98           14.82       1.18         34,953       51.90        1.10        (0.42)        1.17         (0.49)
  12/31/97           14.73      27.64         13,493       60.78        1.10        (0.54)        1.51         (0.95)
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01            8.21     (11.78)        31,415        55.97       0.90         0.44          n/a           n/a
  12/31/00            9.34     (11.38)        22,622        57.14       0.90         0.56          n/a           n/a
5/16(a)-12/31/99     10.58        6.85         5,341        34.39       0.90         0.56          n/a           n/a

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS BALANCED SERIES

  12/31/01            9.69        0.21         (0.65)           (0.44)       (0.20)                    -            -
5/01(a)-12/31/00     10.00        0.11         (0.31)           (0.20)       (0.11)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01           23.55       (0.11)        (9.35)           (9.46)           -                 (0.26)           -
  12/31/00           43.62       (0.20)       (14.90)          (15.10)           -                 (4.97)           -
  12/31/99           20.73       (0.13)        25.85            25.72            -                 (2.83)           -
  12/31/98           16.50       (0.12)         5.92             5.80            -                 (1.57)           -
  12/31/97           14.46       (0.06)         2.23             2.17        (0.02)                (0.04)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01           25.97        0.08         (6.19)           (6.11)       (0.35)                (0.03)           -
  12/31/00           35.69        0.07         (6.55)           (6.48)       (0.59)                (2.65)           -
  12/31/99           22.11           -         14.27            14.27            -                 (0.69)           -
  12/31/98           17.48        0.04          4.66             4.70        (0.07)                    -            -
  12/31/97           15.20        0.07          2.84             2.91            -                 (0.63)           -
-----------------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     10.00        0.03         (0.76)           (0.73)           -                     -            -
-----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS BALANCED SERIES

  12/31/01           9.05        (4.49)        72,281    105.66          1.05      2.48          1.06        2.47
5/01(a)-12/31/00     9.69        (2.00)        44,294     41.10          1.05      2.42           n/a         n/a

----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01          13.83       (40.19)       260,726     96.69          1.01     (0.61)         1.03       (0.63)
  12/31/00          23.55       (34.74)       496,830    110.81          0.99     (0.67)          n/a         n/a
  12/31/99          43.62       124.19        509,086    102.26          1.03     (0.75)          n/a         n/a
  12/31/98          20.73        35.16        111,037    128.95          1.09     (0.68)         1.09       (0.68)
  12/31/97          16.50        15.01         73,749    131.43          1.10     (0.30)         1.11       (0.31)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01          19.48       (23.50)       389,796     93.37          1.05      0.42          1.06        0.41
  12/31/00          25.97       (18.28)       665,187     65.56          1.03      0.03           n/a         n/a
  12/31/99          35.69        64.58        597,241     61.60          1.06      0.01           n/a         n/a
  12/31/98          22.11        26.87        240,385     81.46          1.14      0.13          1.30       (0.03)
  12/31/97          17.48        19.12        151,050     97.21          1.15      0.33          1.37        0.11
-----------------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     9.27        (7.30)        59,841     44.80          1.05      0.54           n/a         n/a
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 10.00     $ 0.01         $ (0.59)       $ (0.58)    $(0.01)               $ -                $ -
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01           10.29       0.30            0.68           0.98      (0.28)             (0.33)                 -
  12/31/00            9.64       0.45            0.68           1.13      (0.47)             (0.01)                 -
  12/31/99           10.16       0.49           (0.52)         (0.03)     (0.49)                 -                  -
3/02(a)-12/31/98     10.00       0.31            0.26           0.57      (0.31)             (0.10)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01           22.91      (0.01)          (5.72)         (5.73)         -                  -                  -
  12/31/00           28.45      (0.05)          (5.03)         (5.08)         -              (0.46)                 -
  12/31/99           22.88      (0.04)           6.76           6.72          -              (1.15)                 -
  12/31/98           16.99      (0.01)           5.94           5.93      (0.01)             (0.03)                 -
  12/31/97           14.21       0.04            3.07           3.11      (0.02)             (0.31)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01            9.90      (0.05)          (2.62)         (2.67)         -                  -                  -
5/01(a)-12/31/00     10.00          -           (0.10)         (0.10)         -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01           17.78       0.15           (1.27)         (1.12)     (0.16)                 -                  -
  12/31/00           16.78       0.16            1.00           1.16      (0.16)                 -                  -
  12/31/99           18.24       0.19           (0.38)         (0.19)     (0.20)             (1.07)                 -
  12/31/98           16.82       0.16            1.94           2.10      (0.16)             (0.52)                 -
  12/31/97           14.50       0.13            3.03           3.16      (0.13)             (0.71)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00            9.63       0.03            2.40           2.43      (0.03)             (0.28)                 -
  12/31/99            9.21       0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 9.41        (5.82)%     13,557         58.88%       1.00 %       0.17 %        n/a          n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01          10.66         9.52       54,851         112.25       0.80         4.35          n/a          n/a
  12/31/00          10.29        11.75       21,715         221.61       0.93 (d)     5.98          n/a          n/a
  12/31/99           9.64        (0.26)       9,451          91.12       0.80         5.41          n/a          n/a
3/02(a)-12/31/98    10.16        (5.70)       6,133         269.16       0.85         4.95         1.57         4.23
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01          17.18       (25.01)     282,049          91.77       0.96         0.07         0.99         0.04
  12/31/00          22.91       (17.85)     497,299          77.67       0.94        (0.22)        0.95        (0.23)
  12/31/99          28.45        29.41      454,393          74.67       0.97        (0.21)         n/a          n/a
  12/31/98          22.88        34.93      182,097          70.55       1.01        (0.07)        1.01        (0.07)
  12/31/97          16.99        21.88       83,612         194.81       1.13         0.31         1.13         0.31
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01           7.23       (26.97)      29,541         211.61       1.05        (0.46)        1.09        (0.50)
5/01(a)-12/31/00     9.90        (1.00)      46,122          58.67       1.05        (0.09)        1.06        (0.10)
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01          16.50        (6.32)     347,246          82.54       0.96         0.89         0.99         0.86
  12/31/00          17.78         6.96      422,750          86.43       0.96         1.05         0.97         1.04
  12/31/99          16.78        (1.04)     319,454          72.23       0.98         1.19          n/a          n/a
  12/31/98          18.24        12.48      195,936          77.80       1.01         1.06         1.01         1.06
  12/31/97          16.82        21.82      108,565         112.54       1.03         1.43         1.09         1.37
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01          11.97        13.24       26,886         143.12       1.07         0.65         1.20         0.52
  12/31/00          11.75        25.37       15,478         134.53       1.07         0.37          n/a          n/a
  12/31/99           9.63         4.77        6,394         118.56       1.08         0.25          n/a          n/a
3/02(a)-12/31/98     9.21        (7.64)       4,731          70.72       1.13         0.34         1.85        (0.38)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01        $  10.28      $ 0.02         $ 1.77         $ 1.79      $ (0.02)              $ (0.65)         $     -
  12/31/00            8.84        0.02           1.45           1.47        (0.03)                    -                -
  12/31/99            8.70        0.03           0.14           0.17        (0.03)                    -                -
3/02(a)-12/31/98     10.00       (0.01)         (1.28)         (1.29)           -                     -            (0.01)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           13.13        0.41           0.98           1.39        (0.44)                (0.08)               -
  12/31/00           12.60        0.50           0.52           1.02        (0.46)                (0.03)               -
  12/31/99           13.48        0.44          (0.45)         (0.01)       (0.44)                (0.43)               -
  12/31/98           13.06        0.47           0.84           1.31        (0.47)                (0.42)               -
  12/31/97           11.92        0.36           1.83           2.19        (0.36)                (0.69)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.60        0.79          (0.30)          0.49        (0.80)                    -                -
  12/31/00           10.13        0.98          (1.55)         (0.57)       (0.96)                    -                -
  12/31/99           10.89        0.88          (0.76)          0.12        (0.88)                    -                -
  12/31/98           11.48        0.91          (0.47)          0.44        (0.91)                (0.12)               -
  12/31/97           10.67        0.59           1.02           1.61        (0.59)                (0.21)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)   Assets (c)  Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           14.00        10.57      212,196        42.38      0.81          3.28           n/a           n/a
  12/31/00           13.13         8.25      155,270        25.76      0.82          4.02           n/a           n/a
  12/31/99           12.60        (0.11)     143,012        35.02      0.82          3.71           n/a           n/a
  12/31/98           13.48        10.06       95,974        33.74      0.85          3.87          0.85          3.87
  12/31/97           13.06        18.43       59,694       160.88      0.93          3.72          0.84          3.71
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.29         5.67      160,781        41.24      0.81          8.68           n/a           n/a
  12/31/00            8.60        (5.62)     144,516        62.41      0.82         10.06           n/a           n/a
  12/31/99           10.13         1.09      147,023        61.03      0.82          9.22           n/a           n/a
  12/31/98           10.89         3.84      101,485       129.85      0.83          8.62          0.83          8.62
  12/31/97           11.48        15.05       62,712       189.25      0.90          8.15          0.90          8.15
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01        $    7.67    $ 0.65         $ (0.24)        $ 0.41     $ (0.66)             $    -               $ -
  12/31/00             8.71      0.64           (1.05)         (0.41)      (0.63)                  -                 -
  12/31/99             9.59      0.71           (0.88)         (0.17)      (0.71)                  -                 -
3/02(a)-12/31/98      10.00      0.54           (0.41)          0.13       (0.54)                  -                 -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01            10.96      0.50            0.25           0.75       (0.49)              (0.05)                -
  12/31/00            10.36      0.60            0.59           1.19       (0.59)                  -                 -
  12/31/99            11.15      0.51           (0.79)         (0.28)      (0.51)                  -                 -
  12/31/98            10.69      0.41            0.60           1.01       (0.41)              (0.14)                -
  12/31/97            10.20      0.44            0.49           0.93       (0.42)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01            18.74      0.02           (1.94)         (1.92)          -               (0.04)                -
  12/31/00            21.70         -           (0.11)         (0.11)      (0.01)              (2.84)                -
  12/31/99            19.06      0.03            4.12           4.15       (0.03)              (1.48)                -
  12/31/98            15.62      0.05            4.29           4.34       (0.06)              (0.84)                -
  12/31/97            12.56      0.06            3.64           3.70       (0.03)              (0.61)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL VALUE SERIES

  12/31/01            11.14      0.08            0.01           0.09       (0.08)              (0.04)                -
5/01(a)-12/31/00      10.00      0.09            1.16           1.25       (0.09)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01          $ 7.42         5.33 %   $ 20,220        48.73%      0.90 %       8.54 %         n/a            n/a
  12/31/00            7.67        (4.67)      16,437        35.52       0.90         9.17           n/a            n/a
  12/31/99            8.71        (1.76)      10,690        31.39       0.90         8.74           n/a            n/a
3/02(a)-12/31/98      9.59         1.32        7,388        37.45       0.95         7.80          1.39           7.36
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01           11.17         6.92      226,275        69.10       0.82 (d)     5.09           n/a            n/a
  12/31/00           10.96        11.50      138,122        49.09       0.80         6.06           n/a            n/a
  12/31/99           10.36        (2.50)     106,329       122.72       0.80         5.45           n/a            n/a
  12/31/98           11.15         9.40       63,785       429.70       1.28         5.33          1.29           5.32
  12/31/97           10.69         9.16       25,389       378.59       0.94         5.99          1.05           5.88
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01           16.78       (10.23)     474,105        63.38       0.92         0.12          1.03           0.01
  12/31/00           18.74        (0.34)     411,855        77.19       0.92         0.03          0.92           0.02
  12/31/99           21.70        21.77      351,338        61.45       0.93         0.16           n/a            n/a
  12/31/98           19.06        27.78      216,599        54.93       0.95         0.38          0.95           0.38
  12/31/97           15.62        29.47      124,022        47.06       0.98         0.43          0.98           0.43
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL VALUE SERIES

  12/31/01           11.11         0.78      216,408        42.29       1.00         0.93          1.02           0.91
5/01(a)-12/31/00     11.14        12.54       26,446        44.84       1.00         1.47          1.01           1.46
----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------

JNL/S&P CONSERVATIVE GROWTH SERIES I

  12/31/01           11.83       0.08          (0.65)         (0.57)        (0.34)               (0.38)             -
  12/31/00           12.45       0.11          (0.31)         (0.20)        (0.23)               (0.19)             -
  12/31/99           10.47      (0.06)          2.10           2.04         (0.06)                   -              -
4/09(a)-12/31/98     10.00       0.38           0.09           0.47             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES I

  12/31/01           12.37       0.01          (0.92)         (0.91)        (0.32)               (0.44)             -
  12/31/00           13.42       0.03          (0.62)         (0.59)        (0.21)               (0.25)             -
  12/31/99           10.63      (0.11)          2.95           2.84         (0.05)                   -              -
4/09(a)-12/31/98     10.00       0.36           0.27           0.63             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES I

  12/31/01           12.86       0.02          (1.38)         (1.36)        (0.35)               (0.70)             -
  12/31/00           14.69      (0.10)         (1.28)         (1.38)        (0.17)               (0.28)             -
  12/31/99           10.88      (0.15)          4.00           3.85         (0.04)                   -              -
4/09(a)-12/31/98     10.00       0.27           0.61           0.88             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

  12/31/01           13.08      (0.04)         (1.76)         (1.80)        (0.28)               (1.07)             -
  12/31/00           16.61      (0.29)         (2.56)         (2.85)        (0.18)               (0.50)             -
  12/31/99           11.19      (0.21)          5.68           5.47         (0.04)               (0.01)             -
4/09(a)-12/31/98     10.00       0.24           0.95           1.19             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES I

  12/31/01           12.59      (0.06)         (1.73)         (1.79)        (0.26)               (0.81)             -
  12/31/00           15.21      (0.18)         (1.96)         (2.14)        (0.15)               (0.33)             -
  12/31/99           10.64      (0.18)          4.77           4.59         (0.02)                   -              -
4/09(a)-12/31/98     10.00       0.21           0.43           0.64             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

  12/31/01           12.59      (0.05)         (1.67)         (1.72)        (0.31)               (0.98)             -
  12/31/00           15.56      (0.21)         (2.17)         (2.38)        (0.17)               (0.42)             -
  12/31/99           10.75      (0.16)          5.02           4.86         (0.05)                   -              -
4/09(a)-12/31/98     10.00       0.21           0.54           0.75             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c) Net Assets (c)  Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/S&P CONSERVATIVE GROWTH SERIES I

  12/31/01            10.54       (4.78)       187,495      49.46      0.20         2.42           n/a           n/a
  12/31/00            11.83       (1.55)       139,701      25.30      0.20         3.53           n/a           n/a
  12/31/99            12.45       19.52         72,998      12.96      0.20         3.97           n/a           n/a
4/09(a)-12/31/98      10.47        4.70         10,026      36.08      0.20        14.15           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES I

  12/31/01            10.70       (7.34)       298,741      59.64      0.20         1.66           n/a           n/a
  12/31/00            12.37       (4.35)       222,052      19.23      0.20         2.61           n/a           n/a
  12/31/99            13.42       26.74        110,608      17.15      0.20         2.99           n/a           n/a
4/09(a)-12/31/98      10.63        6.30         12,612      57.96      0.20        13.74           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES I

  12/31/01            10.45      (10.58)       107,519      67.65      0.20         1.16           n/a           n/a
  12/31/00            12.86       (9.37)        95,075      24.94      0.20         1.62           n/a           n/a
  12/31/99            14.69       35.38         41,329      26.50      0.20         1.22           n/a           n/a
4/09(a)-12/31/98      10.88        8.80          4,425     126.18      0.20         7.34           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

  12/31/01             9.93      (13.73)        58,358      92.20      0.20         0.07           n/a           n/a
  12/31/00            13.08      (17.16)        57,841      29.95      0.20         0.54           n/a           n/a
  12/31/99            16.61       48.86         23,588     141.89      0.20        (0.13)          n/a           n/a
4/09(a)-12/31/98      11.19       11.90          2,441     121.03      0.20         5.73           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES I

  12/31/01             9.73      (14.31)       145,413      76.59      0.20         0.09           n/a           n/a
  12/31/00            12.59      (14.06)       135,523      28.83      0.20         0.52           n/a           n/a
  12/31/99            15.21       43.19         60,879      34.62      0.20        (0.01)          n/a           n/a
4/09(a)-12/31/98      10.64        6.40          5,035      72.69      0.20         6.93           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

  12/31/01             9.58      (13.69)        41,038      75.09      0.20         0.06           n/a           n/a
  12/31/00            12.59      (15.27)        40,471      28.62      0.20         0.56           n/a           n/a
  12/31/99            15.56       45.25         18,680      41.60      0.20        (0.09)          n/a           n/a
4/09(a)-12/31/98      10.75        7.50          3,238      67.88      0.20         7.01           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                                   PROSPECTUS

                                   May 1, 2002

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2002, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

                                JNL SERIES TRUST




================================================================================
         This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated May 1, 2002 (the "Prospectus"). Not all Funds described in this SAI may be available for investment. The financial statements of the JNL Series Trust for the year ended December 31, 2001 are incorporated by reference from the Trust's Annual Reports to shareholders. The Prospectus and Annual Report may be obtained at no charge by calling (800) 766-4683, or writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002.
================================================================================





                                TABLE OF CONTENTS

         General Information and History                                                                          2
         Common Types of Investments and Management Practices                                                     2
         Additional Risk Considerations                                                                          21
         Investment Restrictions Applicable to all Funds                                                         25
         Trustees and Officers of the Trust                                                                      34
         Principal Holders of the Trust's Shares                                                                 39
         Performance                                                                                             42
         Investment Adviser, Sub-Advisers and Other Service Providers                                            47
         Purchases, Redemptions and Pricing of Shares                                                            74
         Description of Shares; Voting Rights; Shareholder Inquiries                                             76
         Tax Status                                                                                              77
         Financial Statements                                                                                    79
         Appendix A - Ratings of Investments                                                                    A-1


                         GENERAL INFORMATION AND HISTORY

         The JNL Series Trust (the "Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Funds, each with its own investment objective.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

         This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of consumer loans (for example, credit card or auto loan receivables, or residential mortgages) and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that AIM/JNL Premier Equity II Fund, AIM/JNL Small Cap Growth Fund and AIM/JNL Large Cap Growth Fund each may borrow up to 33 1/3% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

BRADY BONDS. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Security of Treasurer, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

         Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted to at least one year's interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: 1) the collateralized repayment of principal at final maturity; 2) the collateralized interest payments; 3) the uncollateralized interest payments; and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

         Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and or interest when due in accord with the terms of the debt.

CASH POSITION. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Funds also may invest cash balances in shares of affiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

         A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

         Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company which is the issuer of the underlying equity security into which the exchangeable security may be converted.

CATASTROPHE BONDS. A Fund may invest in catastrophe bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Catastrophe bonds also may expose a Fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Catastrophe bonds may also be subject to liquidity risks.

DEPOSITORY RECEIPTS. American Depositary Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

         Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.
         Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.

DIVERSIFICATION. Certain of the Funds are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by:

     o    cash and cash items (including receivables),

     o    Government securities,

     o    securities of other investment companies, and

     o other securities limited in respect to any one issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

         These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund's holdings exceed these percentages because of post-acquisition changes in security prices.

EQUITY SWAPS. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

         A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Fund's borrowing restrictions.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies which meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

         The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. The Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

          LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

          CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

          DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

          PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

         Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

         The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accord with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Fund will employ such techniques only for
(1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets.

HIGH-YIELD BONDS. A Fund may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. Investments in lower-rated fixed income securities involve greater risk than investments in higher-rated ("investment grade") securities. High-yield bonds are commonly referred to as "junk bonds."

         High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

         The analysis of the creditworthiness of issuers of lower-rated fixed income securities may be more complex and uncertain than for issuers of higher-rated securities, and the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. A Fund may not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Fund deems it in the best interest of shareholders.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933) not determined to be liquid in accord with guidelines established by the Trust's Board of Trustees; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

         Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

INVESTMENT COMPANIES. A Fund may invest in investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act. A Fund may invest cash balances in shares of investment companies, including other Funds of the Trust, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a "covered roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (Lenders). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (Assignments). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         A Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, such instruments could be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Funds currently treat investments in Participations and Assignments as illiquid for purposes of their limitations on investment in illiquid securities. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

PORTFOLIO TURNOVER. To a limited extent, a Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REAL ESTATE INVESTMENT TRUSTS (REITs). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

         The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

         When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund's portfolio securities must deposit acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. A Fund retains authority to terminate any of its loans at any time. A Fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the investment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. It is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security goes up, the Fund will have to buy it back at a loss to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds, debentures or notes) which have one year or less remaining to maturity. Short -term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRs). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or "interest-only" securities), while the other class will receive all of the principal (POs, or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates..

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AAA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Fund may  invest in  securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

SPECIAL SITUATIONS. A Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's investment sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SWAP AGREEMENTS. A Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

         Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accord with procedures established by the Sub-Adviser's Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

         A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase equity securities at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be r issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement. During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets..

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its assets in "zero coupon" bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

         Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.


MONEY MARKET FUND INVESTMENTS

         The PPM America/JNL Money Market Fund will comply with Rule 2a-7, (the "Rule") under the Investment Company Act (the "Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value..

         It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their "amortized cost" in accord with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund's net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund's net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

         Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

         Under the Rule, the Fund may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. The Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (ii) five percent of its total assets in second tier securities.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The risk considerations noted below under "Foreign Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds which invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

         The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund's foreign investments.

         A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

         These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Fund's performance depending on the sub-adviser's ability to correctly predict future exchange rates. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not be employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(iv) the possible absence of a liquid secondary market for any particular instrument at any time.

         A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is "in the money."

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

         The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

         A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HIGH-YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor which the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

         (1) Each Fund, except the Janus/JNL Capital Growth Fund, S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, S&P/JNL Equity Aggressive Growth Fund I, S&P/JNL Conservative Growth Fund II, S&P/JNL Moderate Growth Fund II, S&P/JNL Aggressive Growth Fund II, S&P/JNL Very Aggressive Growth Fund II, S&P/JNL Equity Growth Fund II, S&P/JNL Equity Aggressive Growth Fund II, S&P/JNL Conservative Growth Fund, S&P/JNL Moderate Growth Fund, S&P/JNL Aggressive Growth Fund, S&P/JNL Core Index 100 Fund, S&P/JNL Core Index 50 Fund, S&P/JNL Core Index 75 Fund, Lazard/JNL Small Cap Value Fund and Lazard/JNL Mid Cap Value Fund, shall be a "diversified company," as such term is defined under the 1940 Act.

         (2) No Fund may invest more than 25% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities or shares of the PPM America/JNL Money Market Fund). The telecommunications industry is comprised of several services which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created.

         (3) No Fund may invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

         (4) No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         (5) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

         (7) No Fund may invest more than 15% of its net assets (10% in the case of the PPM America/JNL Money Market Fund, the Alger/JNL Growth Fund, the Oppenheimer/JNL Global Growth Fund and the Oppenheimer/JNL Growth Fund) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

          (8) No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for the AIM sub-advised Funds) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's (not applicable to the AIM sub-advised Funds) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts. The AIM Funds may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. (For the AIM sub-advised Funds, this is a non-fundamental restriction.)

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

For each Fund, to the extent applicable:

     (a) The Funds intend to comply with the CFTC regulations limiting a Fund's investments in futures and options for non-hedging purposes.

For the AIM/JNL Premier Equity II Fund, AIM/JNL Large Cap Growth Fund and AIM/JNL Small Cap Growth Fund

     (a) The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales at any one time.

     (b) The Fund may not invest more than 25% of its net assets in foreign securities.

     (c) The Fund may not invest more than 15% of its net assets in illiquid securities.

     (d) The AIM/JNL Small Cap Growth Fund and AIM/JNL Large Cap Growth Fund may not invest more than 25% of its net assets in REITs, and the AIM/JNL Premier Equity II Fund may not invest more than 15% of its net assets in REITs.

     (e) The Funds will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Funds total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the Funds total assets.

     (f) To the extent that the Funds enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in -the-money") will not exceed 5% of the total assets of the Funds, after taking into account unrealized profits and unrealized losses on contracts it has entered into. This is a non-fundamental restriction, and does not limit the percentage of the Funds assets at risk to 5%.

For the Alger/JNL Growth Fund:

     (a) At least 85% of the Fund's net assets, under normal market conditions, will be invested in equity securities and at least 65% of its total assets will be invested in the equity securities of companies that, at the time their securities are purchased by the Fund, have a market capitalization of $1 billion or more.

     (b) The Fund may hold up to 15% of its net assets in money market instruments and repurchase agreements.

For the Alliance Capital/JNL Growth Fund:

     (a) The Fund may invest up to 25% of its total assets in foreign securities.

For the Eagle/JNL Core Equity Fund:

     (a) At least 80% of the Fund's total assets, under normal circumstances, will be invested in U.S. common stocks.

     (b) The Fund may invest up to 20% of its assets in non-investment grade securities.

     (c) The Fund may invest up to 25% of its total assets in foreign securities.

For the Eagle/JNL SmallCap Equity Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in the equity securities of companies with market capitalizations in the range of companies represented by the Russell 2000 Index.

     (b) The Fund may invest up to 5% of its assets in non-investment grade securities.

For the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in stocks.

For the J.P. Morgan/JNL International & Emerging Markets Fund:

     (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers.

     (b) The Fund may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company.

For each of the Janus/JNL Aggressive Growth Fund, Janus/JNL Capital Growth Fund and Janus/JNL Global Equities Fund:

     (a) The Fund may not invest more than 35% of its net assets in high-yield/high-risk bonds.

     (b) The Fund may not invest more than 25% of its assets in mortgage- and asset-backed securities.

     (c) The Fund may not invest more than 10% of its assets in zero coupon bonds.

For the Janus/JNL Balanced Fund and Janus/JNL Growth & Income Fund:

     (a) The Fund may not invest more than 35% of its net assets in high-yield/high-risk bonds.

     (b) The Fund may not invest more than 10% of its assets in zero coupon bonds.

For the Lazard/JNL Mid Cap Value Fund:

     (a) At least 80% of its total assets will generally be invested in the equity securities of undervalued medium size companies.

     (b) The Fund may invest up to 15% of its total assets in foreign securities.

For the Lazard/JNL Small Cap Value Fund:

     (a) At least 80% of its total assets will generally be invested in the equity securities of small U.S. companies in the range of the Russell 2000 Index.

     (b) The Fund does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

For the Mellon Capital Management/JNL International Index Fund:

     (a) The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stox, Topix, etc.).

For the Mellon Capital Management/JNL S&P 500 Index Fund:

     (a) The Fund may hold up to 25% of its value in S&P 500 Index futures contracts.

For the Oppenheimer/JNL Global Growth Fund:

     (a) Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of the Fund's investment allocations.

For the Oppenheimer/JNL Growth Fund:

     (a) The Fund may not issue senior securities. However, this does not prohibit certain investment activities that are permitted by the Fund's other policies, including for example, borrowing money, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements.

     (b) The Fund may invest up to 25% of its total assets in foreign securities (American Depository Receipts are not considered foreign securities.)

For the PIMCO/JNL Total Return Bond Fund:

     (a)  At  least  80%  of  its  assets  will  be   invested,   under   normal
          circumstances, in fixed-income securities.

     (b) The Fund may invest up to 10% of its assets in non-investment grade fixed-income securities rated at least B by Moody's or S&P.

     (c) The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. A minimum of 75% of currency exposure will be hedged.

     (d) The Fund may invest up to 10% of its assets in securities of issuers based in emerging markets.

     (e)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

     (f) The Fund may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

For the PPM America/JNL Balanced Fund:

     (a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income senior securities.

     (b) The Fund may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody's Investors Services, Inc. (Moody's) or CC by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P).

For the PPM America/JNL High Yield Bond Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in bonds rated BA or below by Moody's or BB or below by S&P, or if unrated, of comparable quality.

     (b) The Fund may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P.

     (c)  The Fund may invest up to 25% of its assets in foreign securities.

For the PPM America/JNL Money Market Fund:

     (a) The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. Government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

     (b) The Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

For the Putnam/JNL Equity Fund:

     (a) The Fund normally invests at least 80% of its total net assets in equity securities.

     (b)  The Fund may invest up to 20% of its net assets in foreign securities.

For the Putnam/JNL International Equity Fund:

     (a) The Fund normally invests at least 80% of its total assets in equity securities of companies located in three countries other than the U.S. Companies are located outside the U.S. if (1) the are not organized under U.S. law, (2) their principal office is outside the U.S., (3) their securities are principally traded outside the U.S., (4) 50% or more of total revenues come from outside the U.S. or (5) 50% or more of assets are outside the U.S.

For the Putnam/JNL Value Equity Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in equity securities.

     (b) The Fund may invest up to 20% of its total assets in the common stocks of foreign issuers.

For the Salomon Brothers/JNL Balanced Fund:

     (a) The Fund currently expects that at least 40% of its total assets will be invested, under normal market conditions, in equity securities.

     (b) The Fund may invest up to 20% of its net assets in nonconvertible fixed-income securities rated BA or lower by Moody's or BB or lower by S&P or, if unrated, are determined to be of comparable quality.

     (c) The Fund may invest up to 20% of its total assets in foreign securities.

     (d) The Fund may not invest more than 10% of its assets in repurchase agreements maturing in more than 7 days.

For the Salomon Brothers/JNL Global Bond Fund:

     (a) The Fund does not currently intend to invest more than 75% of its assets in medium- or lower-rated securities.

     (b) The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives.

     (c) To maintain liquidity, the Fund may invest up to 20% of its assets in high-quality, short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy).

     (d) If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

     (e) The Fund may not make loans of its portfolio securities with a value in excess of 25% of its total assets.

For the Salomon Brothers/JNL High Yield Bond Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in non-investment grade fixed-income securities.

     (b) The Fund may invest up to 35% of its total assets in the securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country.

     (c)  The Fund may  invest  up to 10% of its  total  assets  in  either  (i)
          equipment  lease   certificates,   equipment  trust  certificates  and
          conditional sales contracts or (ii) limited partnership interests.

     (d) The Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with its objective.

     (e) To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

     (f) There may be times when, in the sub-adviser's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality.

     (g) In order to maintain liquidity, the Fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities, commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the sub-adviser's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

For the Salomon Brothers/JNL U.S. Government & Quality Bond Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by
          (i)the credit alone of the U.S. government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. government.

     (b) The Fund may invest up to 35% of its assets in U.S. dollar-denominated non-U.S. government securities rated AAA, AA, A or BBB by S&P or AAA, AA, A or BAA by Moody's, or if unrated, determined to be of comparable quality.

     (c) The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

     (d) The Fund may not make loans of its portfolio securities with a value in excess of 25% of its total assets.

For the T. Rowe Price/JNL Established Growth Fund:

     (a) The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

For the T. Rowe Price/JNL Mid-Cap Growth Fund:

     (a) At least 80% of its total assets will be invested, under normal circumstances, in mid-cap (as defined in the Prospectus) common stocks with above-average earnings growth potential.

     (b) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

For the T. Rowe Price/JNL Value Fund:

     (a) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

RULE 35d-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's net assets (defined by Rule 35d-1 to include borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

         Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the Trust with names such as "equity," "stock," "bond," "U.S. government," "small, mid or large-cap," or "high yield," or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as "growth," "value" or "global."

INSURANCE LAW RESTRICTIONS. In connection with the Trust's agreement to sell shares to the separate accounts, Jackson National Asset Management, LLC (JNAM) and the insurance companies may enter into agreements, required by certain state insurance departments, under which JNAM may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

         For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund IV LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC and JNLNY Variable Fund II LLC. Some of the Trustees and officers are also Trustees and officers of other funds in the Fund Complex.

------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN       OTHER
                                                                                               THE FUND COMPLEX    TRUSTEESHIPS
TRUSTEE/OFFICER (AGE) &   CURRENT POSITION     LENGTH OF TIME      PRINCIPAL OCCUPATION FOR    OVERSEEN BY THE     HELD BY
ADDRESS                   WITH THE TRUST       SERVED              THE PAST 5 YEARS            TRUSTEE             THE TRUSTEE
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
INTERESTED TRUSTEES
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
Andrew B. Hopping* (43)   President, Chief     8/96 to present     Chief Executive Officer,           72          JNL Investors
1 Corporate Way           Executive Officer                        Manager and President of                       Series Trust
Lansing, MI 48951         and Trustee                              other Investment                               (1 portfolio); JNL
                                                                   Companies advised by the                       Variable Fund LLC
                                                                   Adviser; President and                         (12 portfolios);
                                                                   Managing Board Member of                       JNL Variable Fund
                                                                   the Adviser; Chief                             III LLC (1
                                                                   Financial Officer and                          portfolio); JNL
                                                                   Vice President of the                          Variable Fund V
                                                                   Distributor; Executive                         LLC (1 portfolio);
                                                                   Vice President, Chief                          and JNLNY Variable
                                                                   Financial Officer and                          Fund I LLC
                                                                   Treasurer of Jackson                           (1 portfolio)
                                                                   National Life Insurance
                                                                   Company
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN       OTHER
                                                                                               THE FUND COMPLEX    TRUSTEESHIPS
TRUSTEE/OFFICER (AGE) &   CURRENT POSITION     LENGTH OF TIME      PRINCIPAL OCCUPATION FOR    OVERSEEN BY THE     HELD BY
ADDRESS                   WITH THE TRUST       SERVED              THE PAST 5 YEARS            TRUSTEE             THE TRUSTEE
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
Robert A. Fritts* (53)    Trustee,             8/97 to             Trustee or Manager, Vice            72         JNL Investors
1 Corporate Way           Vice                 present             President, Treasurer and Chief                 Series Trust (1
Lansing, MI 48951         President,                               Financial Officer of other                     portfolio); JNL
                          Treasurer                                Investment Companies advised by                Variable Fund LLC
                          and Chief                                the Adviser; Vice President and                (12 portfolios);
                          Financial                                Controller of Jackson National                 JNL Variable Fund
                          Officer                                  Life Insurance Company                         III LLC (1
                                                                                                                  portfolio); JNL
                                                                                                                  Variable Fund V
                                                                                                                  LLC (1 portfolio);
                                                                                                                  and JNLNY Variable
                                                                                                                  Fund I LLC (1
                                                                                                                  portfolio)
--------------------------- -------------- ------------- ---------------------------------- ----------------- ----------------------
Disinterested Trustees
--------------------------- -------------- ------------- ---------------------------------- ----------------- ----------------------
Joseph Frauenheim (67)      Trustee        12/94 to      Consultant (Banking)                      56                  None
1405 Cambridge                             present
Lansing, MI 48911
--------------------------- -------------- ------------- ---------------------------------- ----------------- ----------------------
Richard McLellan (59)       Trustee        12/94 to      Partner, Dykema Gossett PLLC              56                  None
1191 Carriageway North,                    present       (law firm)
East Lansing, MI 48823
--------------------------- -------------- ------------- ---------------------------------- ----------------- ----------------------
Dominic D'Annunzio (64)     Trustee        2/2002 to     Acting Commissioner of Insurance          56                  None
100 Siena Way, Unit 1204                   present       for the State of Michigan (1/90
Naples, FL 34119                                         to 5/90) (8/97 to 5/98),
                                                         Deputy Commissioner of the
                                                         Office of Financial Analysis and
                                                         Examinations (4/89 to 8/97)
--------------------------- -------------- ------------- ---------------------------------- ----------------- ----------------------

* Messrs. Hopping and Fritts are "interested persons" of the Trust due to their positions with Jackson National Life Insurance Company, which is the parent company of the Adviser and Distributor.



------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN       OTHER
                                                                                               THE FUND COMPLEX    TRUSTEESHIPS
TRUSTEE/OFFICER (AGE) &   CURRENT POSITION     LENGTH OF TIME      PRINCIPAL OCCUPATION FOR    OVERSEEN BY THE     HELD BY
ADDRESS                   WITH THE TRUST       SERVED              THE PAST 5 YEARS            TRUSTEE             THE TRUSTEE
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
OFFICERS
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
Thomas J. Meyer (55)      Vice President,        12/94 to present  General Counsel,            Not Applicable        Not Applicable
1 Corporate Way           Counsel and Secretary                    Senior Vice President
Lansing, MI 48951                                                  and Secretary of
                                                                   Jackson National Life
                                                                   Insurance Company
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
Mark D. Nerud (35)        Vice President and     8/97 to present   Chief Financial             Not Applicable        Not Applicable
225 West Wacker Drive,    Assistant Treasurer                      Officer and Managing
Chicago, IL 60606                                                  Board Member of the
                                                                   Adviser; Chief
                                                                   Operating Officer of
                                                                   the Distributor; Vice
                                                                   President - Fund
                                                                   Accounting &
                                                                   Administration of
                                                                   Jackson National Life
                                                                   Insurance Company
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------
Susan S. Rhee (30)        Assistant Secretary    1/00 to present   Secretary of the            Not Applicable         Not Applicable
1 Corporate Way                                                    Adviser; Associate
Lansing, MI 48951                                                  General Counsel of
                                                                   Jackson National
                                                                   Life Insurance
                                                                   Company (7/01 to
                                                                   present), Senior
                                                                   Attorney of
                                                                   Jackson National
                                                                   Life Insurance
                                                                   Company (1/00 to
                                                                   7/01); Goldman,
                                                                   Sachs & Co.
                                                                   (10/99 to
                                                                   12/99); Van
                                                                   Eck Associates
                                                                   Corporation
                                                                   (9/97 to 10/99)
------------------------- -------------------- ------------------- --------------------------- ------------------ ------------------


               COMMITTEES OF THE BOARD OF TRUSTEES

The Trust's Executive Committee is empowered to act in place of the Board of Trustees between meetings with full power and authority to bind the Board on all matters other than such matters requiring the vote of a full majority of the Board or matters which require the attendance of the Board in person. Messrs. Hopping and Fritts are members of the committee. The committee had no meetings in the last fiscal year.

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. Messrs. Frauenheim, McLellan and D'Annunzio are members of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices or pricing errors. Messrs. Hopping and Fritts are members of the Pricing Committee. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund. Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2001, the Trustees beneficially owned the following interests in shares of the Funds:

------------------------------- -------------------------------------------- ------------------------------------------------------

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE     REGISTERED INVESTMENT COMPANIES OVERSEEN BY THE
TRUSTEE                         FUND                                         TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
------------------------------- -------------------------------------------- ------------------------------------------------------
Andrew B. Hopping               $1 - $10,000                                 Over $100,000
                                Janus/JNL Capital Growth
                                Janus/JNL Aggressive
                                Janus/JNL Global Equities
------------------------------- -------------------------------------------- ------------------------------------------------------
                                $50,001 - $100,000
                                Alger/JNL Growth
------------------------------- -------------------------------------------- ------------------------------------------------------
Robert A. Fritts                $10,001 - $50,000                            Over $100,000
                                Janus/JNL Capital Growth
                                Janus/JNL Aggressive Growth
                                PPM America/JNL High Yield Bond
                                T. Rowe Price/JNL Mid-Cap Growth
                                T. Rowe Price/JNL Established Growth
------------------------------- -------------------------------------------- ------------------------------------------------------
                                $50,001 - $100,000
                                Alger/JNL Growth
                                Eagle/JNL Small Cap Equity
                                Janus/JNL Global Equities
                                PPM America/JNL Money Market
                                Putnam/JNL Value Equity
------------------------------- -------------------------------------------- ------------------------------------------------------
                                Over $100,000
                                PPM America/JNL Balanced
                                Putnam/JNL International Equity
                                Salomon Brothers/JNL Global Bond
                                Salomon Brothers/JNL U.S. Government &
                                Quality Bond
------------------------------- -------------------------------------------- ------------------------------------------------------
Joseph Frauenheim               None                                         None
------------------------------- -------------------------------------------- ------------------------------------------------------
Richard McLellan                None                                         None
------------------------------- -------------------------------------------- ------------------------------------------------------
Dominic D'Annunzio              None                                         None
------------------------------- -------------------------------------------- ------------------------------------------------------

         As is described in the prospectus, shares in the Funds of the Trust are sold only to the Insurance Companies and to qualified retirement plans. The beneficial interests of Messrs. Hopping and Fritts in shares of the Funds reflected in the foregoing table are held by them through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

As of December 31, 2001, none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEE COMPENSATION

         The Trustees who are "interested persons" receive no compensation from the Trust. Disinterested Trustees are paid $5,000 for each meeting of the Board of Trustees attended. The fees of the disinterested Trustees are paid by JNAM as Administrator of the Trust.

         For the year ended December 31, 2001, the disinterested Trustees received the following fees for service as Trustee:


                                                         PENSION OR RETIREMENT        ESTIMATED
                                       AGGREGATE        BENEFITS ACCRUED AS PART       ANNUAL
                                      COMPENSATION                 OF               BENEFITS UPON     TOTAL COMPENSATION FROM
TRUSTEE                                FROM TRUST            TRUST EXPENSES          RETIREMENT     TRUST AND FROM FUND COMPLEX
---------                            --------------     ------------------------  ---------------  -----------------------------
Joseph Frauenheim                       $25,000                 $0                      $0                 $25,000
Richard McLellan                        $25,000                 $0                      $0                 $25,000
Peter McPherson**                       $25,000                 $0                      $0                 $25,000
Dominic D'Annunzio***                      $0                   $0                      $0                 $20,000

** Mr. McPherson was a Trustee of the Trust during fiscal year 2001 and until 2/2002.
***Mr. D'Annunzio became a Trustee of the Trust 2/2002. During fiscal year 2001 he was a Trustee of JNL Investors Series Trust and a Manager of JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund IV LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC and JNLNY Variable Fund II LLC and received compensation in respect of his services as Trustee or Manager of those investment companies.

         Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

                     PRINCIPAL HOLDERS OF THE TRUST'S SHARES

         As of April 4, 2001, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

         Because shares in the Trust are sold only to Jackson National Life Insurance Company and to certain qualified retirement plans, Jackson National Life Insurance Company, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life Insurance Company, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson National Life Insurance Company through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson National Life Insurance Company in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting.

         As of April 4, 2002 the following persons beneficially owned more than 5% or more of the shares of the Fund(s) indicated below:

Eagle/JNL Core Equity Fund                                   Janus/JNL Growth & Income Fund
8.45% - S&P  Aggressive Growth Fund I                        7.23% - S&P Moderate Growth Fund III
11.38% - S&P Conservative Growth Fund I
9.18% - S&P Equity Growth Fund I                             Lazard/JNL Small Cap Value Fund
20.45% S&P Moderate Growth Fund I                            9.70% - S&P Aggressive Growth Fund I
                                                             12.47% - S&P Equity Growth Fund I
Eagle/JNL SmallCap Equity Fund                               16.65% - S&P Moderate Growth Fund I
6.98% - S&P Equity Growth Fund I
7.77% - S&P Moderate Growth Fund I                           Lazard/JNL Mid Cap Value Fund
                                                             5.32% - S&P Equity Aggressive Growth Fund I
PPM/JNL High Yield Bond Fund                                 10.90% - S&P Equity Growth Fund I
5.38% - S&P Aggressive Growth Fund I                         12.12% - S&P Moderate Growth Fund I
7.06% - S&P Conservative Growth Fund I                       8.83% - S&P Very Aggressive Growth Fund I
7.69% - S&P Moderate Growth Fund I
                                                             Salomon/JNL Brothers Balanced Fund
PPM/JNL Money Market Fund                                    7.12% - S&P Conservative Growth Fund II
9.42% - S&P Conservative Growth Fund I                       6.91% - S&P Conservative Growth Fund III
8.40% - S&P Moderate Growth Fund I                           10.36% - S&P Moderate Growth Fund II
                                                             13.07% - S&P Moderate Growth Fund III
Salomon Brothers/JNL Global Bond Fund
14.25% - S&P Conservative Growth Fund I                      Salomon Brothers/JNL High Yield Bond Fund
17.46% - S&P Moderate Growth Fund I                          7.23% - S&P Conservative Growth Fund II
                                                             5.84% - S&P Conservative Growth Fund III
Salomon Brothers/JNL U.S. Gov't & Quality Bond Fund          7.88% - S&P Moderate Growth Fund II
6.78% - S&P Conservative Growth Fund I                       11.05% - S&P Moderate Growth Fund III
6.33% - S&P Moderate Growth Fund I

T. Rowe Price/JNL Established Growth Fund
6.04% - S&P Equity Growth Fund I                             JP Morgan/JNL Enhanced S&P 500 Stock Index Fund
7.80% - S&P Moderate Growth Fund I                           14.91% - S&P Aggressive Growth Fund III
                                                             15.98% - S&P Conservative Growth Fund I
Alliance/JNL Growth Fund                                     8.78% - S&P Conservative Growth Fund III
13.34% - S&P Equity Growth Fund I                            7.45% - S&P Moderate Growth Fund I

                                                             Putnam/JNL Midcap Growth Fund
                                                             5.56% - S&P Very Aggressive Growth Fund I
PIMCO/JNL Total Return Bond Fund
5.45% - S&P Aggressive Growth Fund I                         Janus/JNL Balanced Fund
17.15% - S&P Conservative Growth Fund I                      7.35% - Jackson National Life Insurance Company
18.68% - S&P Moderate Growth Fund I                          11.33% - S&P Moderate Growth Fund I

Oppenheimer/JNL Growth Fund                                  T. Rowe Price/JNL Value Fund
8.37% - S&P Equity Aggressive Growth Fund I                  8.76% - S&P Aggressive Growth Fund I
30.04% - S&P Equity Growth Fund I                            12.63% - S&P Conservative Growth Fund I
12.17% - S&P Very Aggressive Growth Fund I                   7.28% - S&P Equity Growth Fund I
                                                             22.10% - S&P Moderate Growth Fund I

AIM/JNL Large Cap Growth Fund                                MCM/JNL S&P 500 Index Fund
71.49% - Jackson National Life Insurance Company             48.43% - S&P Conservative Growth Fund I
                                                             31.65% - S&P Moderate Growth Fund I
AIM/JNL Small Cap Growth Fund
46.45% - Jackson National Life Insurance Company             MCM/JNL S&P 400 Index Fund
                                                             85.63% - Jackson National Life Insurance Company
AIM/JNL Value II Fund
14.54% - S&P Aggressive Growth Fund I                        MCM/JNL Small Cap Index Fund
12.73% - S&P Conservative Growth Fund I                      93.47% - Jackson National Life Insurance Company
41.59% - S&P Moderate Growth Fund I
                                                             MCM/JNL International Index Fund
JP Morgan/JNL International & Emerging Markets Fund          38.47% - Jackson National Life Insurance Company
62.14% - Jackson National Life Insurance Company             21.88% - S&P Conservative Growth Fund I
                                                             35.75% - S&P Moderate Growth Fund I
Salomon Brothers/JNL High Yield Bond Fund
22.50% - Jackson National Life Insurance Company             MCM/JNL Bond Index Fund
                                                             17.30% - Jackson National Life
Janus/JNL Balanced Fund                                      34.49% - S&P Conservative Growth Fund I
7.35% - Jackson National Life Insurance Company              42.26% - S&P Moderate Growth Fund I

                                                             Oppenheimer/JNL Global Growth Fund
                                                             15.46% - S&P Aggressive Growth Fund I
                                                             14.18% - S&P Equity Growth Fund I
                                                             12.63% - S&P Moderate Growth Fund I
                                                             5.74% - S&P Very Aggressive Growth Fund I

The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life Insurance Company is 1 Corporate Way, Lansing, MI 48951.

                                   PERFORMANCE

         A Fund's historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Trust. Such charges, described in the prospectus for the Contract, will have the effect of reducing a Fund's performance.

         Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period (seven-day period for the PPM America/JNL Money Market Fund) expressed as a percentage of the net asset value.

STANDARDIZED AVERAGE TOTAL RETURN

A Fund's standardized average annual total return quotation is computed in accord with a method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Fund has been in existence if the Fund has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Fund's returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Fund's shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund during the period have been reinvested at net asset value on the payment dates.

         The standardized average annual total return for each Fund for the period ended December 31, 2001 was as follows:

                                                                                             Commencement of
                                                                One Year      Five Years        Operations
                                                               ------------ ---------------- -----------------
AIM/JNL Large Cap Growth Fund18                                    N/A            N/A              9.70%
AIM/JNL Small Cap Growth Fund18                                    N/A            N/A             16.00%
AIM/JNL Premier Equity II Fund18                                   N/A            N/A             10.50%
Alger/JNL Growth Fund2                                           -11.97%        13.37%            12.60%
Alliance Capital/JNL Growth Fund4                                -14.57%          N/A              4.84%
Eagle/JNL Core Equity Fund3                                       -9.83%        11.48%            12.14%
Eagle/JNL SmallCap Equity Fund3                                   11.00%         8.19%            10.68%
J.P. Morgan/JNL International & Emerging Markets Fund4           -20.33%          N/A             -2.20%
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund10              -11.78%          N/A             -6.60%
Janus/JNL Aggressive Growth Fund1                                -30.18%        13.75%            16.86%
Janus/JNL Balanced Fund13                                         -4.49%          N/A             -3.88%
Janus/JNL Capital Growth Fund1                                   -40.19%         6.34%            12.00%
Janus/JNL Global Equities Fund1                                  -23.50%         9.22%            15.75%
Janus/JNL Growth & Income Fund11                                 -13.51%          N/A             -7.13%
Lazard/JNL Mid Cap Value Fund4                                    13.24%          N/A              8.63%
Lazard/JNL Small Cap Value Fund4                                  17.34%          N/A              5.19%
Oppenheimer/JNL Global Growth Fund17                               N/A            N/A             -7.30%
Oppenheimer/JNL Growth Fund17                                      N/A            N/A             -5.82%
PIMCO/JNL Total Return Bond Fund4                                  9.52%          N/A              6.87%
Putnam/JNL Equity Fund1                                          -25.01%         5.56%            11.96%
Putnam/JNL International Equity Fund12                           -20.29%         1.25%             4.02%
Putnam/JNL Midcap Fund13                                         -26.97%          N/A            -17.64%
Putnam/JNL Value Equity Fund1                                     -6.32%         6.32%            11.59%
S&P/JNL Conservative Growth Fund I5                               -4.78%          N/A              4.37%
S&P/JNL Moderate Growth Fund I6                                   -7.34%          N/A              4.86%
S&P/JNL Aggressive Growth Fund I6                                -10.58%          N/A              4.85%
S&P/JNL Very Aggressive Growth Fund I7                           -13.73%          N/A              4.75%
S&P/JNL Equity Growth Fund I8                                    -14.31%          N/A              3.14%
S&P/JNL Equity Aggressive Growth Fund I 9                        -13.69%          N/A              3.63%
S&P/JNL Conservative Growth Fund II8                              -7.00%          N/A             -0.79%
S&P/JNL Moderate Growth Fund II8                                  -9.48%          N/A              1.61%
S&P/JNL Aggressive Growth Fund II8                               -12.75%          N/A              0.70%
S&P/JNL Very Aggressive Growth Fund II8                          -11.97%          N/A              4.54%
S&P/JNL Equity Growth Fund II8                                   -14.38%          N/A              1.33%
S&P/JNL Equity Aggressive Growth Fund II 8                       -12.85%          N/A              3.08%
S&P/JNL Conservative Growth Fund14                                -6.60%          N/A             -5.80%
S&P/JNL Moderate Growth Fund15                                    -9.32%          N/A             -8.85%
S&P/JNL Aggressive Growth Fund16                                 -15.86%          N/A             10.81%
PPM America/JNL Balanced Fund1                                    10.57%         9.27%            10.95%
PPM America/JNL Money Market Fund1                                 3.45%         4.78%             4.84%
PPM America/JNL High-Yield Bond Fund1                              5.67%         3.79%             5.70%
Salomon Brothers/JNL Balanced Fund4                               -0.52%          N/A              3.50%
Salomon Brothers/JNL Global Bond Fund1                             6.71%         5.74%             7.54%
Salomon Brothers/JNL High-Yield Bond Fund 4                        5.33%          N/A             -0.01%
Salomon Brothers/JNL U.S. Government & Quality Bond Fund1          6.92%         6.77%             6.54%
T. Rowe Price/JNL Established Growth Fund1                       -10.23%        12.49%            16.03%
T. Rowe Price/JNL Mid-Cap Growth Fund1                            -1.49%        13.44%            18.00%
T. Rowe Price/JNL Value Fund13                                     0.78%          N/A              7.82%

1 Commenced operations on May 15, 1995.
2 Commenced operations on October 16, 1995.
3 Commenced operations on September 16, 1996.
4 Commenced operations on March 2, 1998.
5 Commenced operations on April 9, 1998.
6 Commenced operations on April 8, 1998.
7 Commenced operations on April 1, 1998.
8 Commenced operations on April 13, 1998.
9 Commenced operations on April 15, 1998.
10 Commenced operations on May 16, 1999.
11 Commenced operations on March 2, 1998. As of the May 1, 2000, Janus Capital Corporation (Janus) replaced Goldman Sachs Asset Management as the sub-adviser to this Fund. In addition, certain investment policies, practices and strategies were changed to reflect the management style of Janus, the new sub-adviser. The
Advisory  fees  also  were  changed.   Given  these  changes,   the  performance
information shown is not indicative in any manner of how the Fund will perform in the future.
12 Commenced  operations  on May 15,  1995.  As May 1, 2000,  Putnam  Investment
Management,  Inc.  replaced  Rowe-Price  Fleming  International,   Inc.  as  the
sub-adviser to this Fund. Therefore, the performance information shown below is not indicative in any manner of how the Fund will perform in the future.
13 Commenced operations on May 1, 2000.
14 Commenced operations on January 26, 2000
15 Commenced operations on January 13, 2000.
16 Commenced operations on January 6, 2000.
17 Commenced operations on May 1, 2001.
18 Commenced operations on October 29, 2001.

         Prior to May 1, 1997, the PPM America/JNL Balanced Fund was called the JNL/Phoenix Investment Counsel Balanced Fund and was sub-advised by Phoenix Investment Counsel Inc., the Putnam/JNL Equity Fund was called the JNL/Phoenix Investment Counsel Growth Fund and was sub-advised by Phoenix Investment Counsel, Inc., and the Putnam/JNL Value Equity Fund was called the PPM America/JNL Value Equity Fund and was sub-advised by PPM America, Inc.

         A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

         The standardized average annual total return quotations used in advertisements will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

NON-STANDARDIZED TOTAL RETURN

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the Fund's shares on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund during the period have been reinvested at net asset value on the payment dates. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

YIELD AND EFFECTIVE YIELD

The yield for a Fund (other than the PPM America/JNL Money Market Fund) is computed in accord with a standardized method prescribed by the rules of the SEC. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment. Under this method, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                                    [OBJECT OMITTED]
Where:

     a    = dividends and interest earned during the period.

     b    = expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d = the offering price (net asset value) per share on the last day of the period.

         The yield for the 30-day period ended December 31, 2001, for each of the referenced Funds was as follows:

    PIMCO/JNL Total Return Bond Fund                             3.68%
    PPM America/JNL Balanced Fund                                2.83%
    PPM America/JNL High-Yield Bond Fund                         8.92%
    Salomon Brothers/JNL Balanced Fund                           1.91%
    Salomon Brothers/JNL Global Bond Fund                        6.99%
    Salomon Brothers/JNL High-Yield Bond Fund                    8.86%
    Salomon Brothers/JNL U.S. Government & Quality Bond Fund     4.90%

         In computing the foregoing yields, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare annual and interim financial statements in accord with generally accepted accounting principles.

         The PPM America/JNL Money Market Fund's yield is also computed in accord with a standardized method prescribed by rules of the SEC. This Fund's yield is a measure of the net dividend and interest income earned over a specific seven-day period expressed as a percentage of the offering price of the Fund. The yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net income over a 52-week period. Under this method, the current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share; which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (assumed to remain constant at $1.00) at the beginning of the period (base period return). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

         The PPM America/JNL Money Market Fund's yield for the seven-day period ended December 31, 2001, was 1.27%.

         The PPM America/JNL Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)365/7 - 1.

         The PPM America/JNL Money Market Fund's effective yield for the seven-day period ended December 31, 2001, was 1.27%.

PERFORMANCE   QUOTATIONS  ARE  HISTORICAL  AND  NOT   REPRESENTATIVE  OF  FUTURE
PERFORMANCE

A Fund's performance quotations, including standardized total return, non-standardized total return, yield and effective yield, are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value. Returns and net asset values will fluctuate, except that the PPM America/JNL Money Market Fund seeks to maintain a $1.00 net asset value per share. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Shares of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

PERFORMANCE COMPARISONS

The performance of the Funds may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. (Lipper), CDA Investment Technologies, Inc.
(CDA) or Donoghue's Money Fund Report. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA indices are weighted performance averages of other mutual funds with similar investment objective. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. No adjustments are made for taxes payable on dividends.

         A Fund's performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to the Consumer Price Index, the Standard & Poor's 500 Index, the Standard & Poor's MidCap 400 Index, the Morgan Stanley Capital International All Country World Free (ex-U.S.) Index, the Morgan Stanley Capital International World Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers High-Yield Index, the Merrill Lynch Treasury Bill Index (3 month), the Salomon Smith Barney Broad Investment Grade Bond Index, the Salomon Smith Barney High Yield Market Index, the Salomon Brothers Treasury Index, the Russell 2000 Index, the Russell Midcap Index, the Morgan Stanley Europe and Australasia, Far East Equity Index, the S&P Micropal Asset Allocation USA Income Funds Sector Index, or the S&P Micropal Asset Allocation USA Balanced Funds Sector Index.

         From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

         The net asset values and returns of the Fund will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost.

         A Fund may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.


          INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER
Jackson National Asset Management, LLC ("JNAM"), 1 Corporate Way, Lansing, MI 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

         JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC, an affiliate of JNAM, acted as investment adviser to the Trust. Jackson National Asset Management, LLC assumed all related investment management duties from Jackson National Financial Services, LLC pursuant to a Plan of Merger dated January 31, 2001. The Board of Trustees approved the merger on November 9, 2000. Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of JNAM acted as investment adviser to the Trust.

         The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays JNAM a fee in respect of each Fund as described in the Prospectus. The fees paid by the Trust to JNFS pursuant to the Investment Advisory and Management Agreement for the fiscal year ended December 31, 1999 and for the fiscal year ended December 31, 2000 were $26,522,400 and $49,180,137, respectively. The fee paid by the Trust to JNAM for the fiscal year ended December 31, 2001 was $47,172,716.

INVESTMENT SUB-ADVISERS
In addition to providing the services described above, JNAM may, subject to the approval of the Trustees of the Trust, select, contract with and compensate sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

     A I M Capital Management, Inc. ("AIM" ), with principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as sub-adviser to the AIM/JNL Large Cap Growth Fund, the AIM/JNL Small Cap Growth Fund and the AIM/JNL Premier Equity II Fund. AIM is a wholly owned subsidiary of AMVESCAP, PLC, a publicly traded financial services company based in the United Kingdom.

     Alliance Capital Management L.P. ("Alliance"), with principal offices at 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to the Alliance Capital/JNL Growth Fund. Alliance's clients are primarily major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company. As of September 30, 2001, Alliance Capital Management Holding, L.P. ("Alliance Holding") owned approximately 30.0% of the outstanding units of limited partnership interest ("Alliance Units") in Alliance. ACMC is the general partner of Alliance Holding, the equity interests of which are traded on the New York Stock Exchange in the form of units ("Alliance Holding Units"). As of September 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Unites and 51.8% of the outstanding Alliance Units.

     Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the Eagle/JNL Core Equity Fund and the Eagle/JNL SmallCap Equity Fund. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

     Fred Alger Management, Inc. ("Alger"), which is located at 30 Montgomery Street, Jersey City, New Jersey 07302, serves as sub-adviser to the Alger/JNL Growth Fund. Alger generally is engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964. Alger is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. Fred M. Alger III is a majority shareholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as sub-adviser to the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund and the J.P. Morgan/JNL International & Emerging Markets Fund. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

     Janus Capital Management LLC ("Janus Capital"), a Delaware limited liability corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the Janus/JNL Aggressive Growth Fund, the Janus/JNL Balanced Fund, the Janus/JNL Capital Growth Fund, the Janus/JNL Global Equities Fund, and the Janus/JNL Growth & Income Fund. Janus Capital is a majority-owned direct subsidiary of Janus Capital Corporation and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell"). Stilwell is a publicly traded holding company with principal operations in the financial asset management business. Stilwell owns 98% of the outstanding voting stock of Janus Capital Corporation. Other Janus Capital Corporation employees own the remaining shares.

     Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the Lazard/JNL Mid Cap Value Fund and the Lazard/JNL Small Cap Value Fund. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a privately held New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

     Mellon Capital Management Corporation ("Mellon"), located at 595 Market Street, San Francisco, California 94105, serves as sub-adviser to the Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Mellon Capital Management/JNL International Index Fund and to the Mellon Capital Management/JNL Bond Index Fund. Mellon Capital Management Corporation is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded bank holding company.

     Oppenheimer Funds, Inc. ("Oppenheimer"), located at 498 7th Avenue, New York, New York 10018, serves as sub-adviser to the Oppenheimer/JNL Global Growth Fund and to the Oppenheimer/JNL Growth Fund. As of December 31, 2001, Oppenheimer, including subsidiaries and affiliates, managed more than $120 billion in assets, including more than 60 mutual funds having more than 5 million shareholder accounts. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

     Pacific Investment Management Company LLC ("PIMCO"), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to the PIMCO/JNL Total Return Bond Fund. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company which is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors is a
Delaware limited partnership the sole general partner of which is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC and Pacific Asset Management LLC, each of which is a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz GP Sub LLC which is a wholly-owned subsidiary of Allianz of America, Inc., which in turn is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which in turn is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in PIMCO Advisors L.P. Pacific Life Insurance Company owns an indirect majority equity interest in PIMCO Advisors L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz A.G. is a publicly traded, multinational insurance and financial services holding company based in Europe.

     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the PPM America/JNL Balanced Fund, the PPM America/JNL High Yield Bond Fund and the PPM America/JNL Money Market Fund. PPM, an affiliate of JNAM, is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., an investment management company engaged in global money management, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

     Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the Putnam/JNL Equity Fund, the Putnam/JNL International Equity Fund, the Putnam/JNL Value Equity Fund, and the Putnam/JNL Midcap Growth Fund. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

     Salomon Brothers Asset Management Inc ("SBAM"), located at 300 Greenwich Street, New York, NY 10013, serves as sub-adviser to the Salomon Brothers/JNL Balanced Fund, the Salomon Brothers/JNL Global Bond Fund, the Salomon Brothers/JNL High Yield Bond Fund and the Salomon Brothers/JNL U.S. Government & Quality Bond Fund. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies.

     In connection with SBAM's service as sub-adviser to the Salomon Brothers/JNL Global Bond Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. SBAM Limited is compensated by SBAM at no additional expense to the Trust. Like SBAM, SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

     Standard & Poor's Investment Advisory Services, Inc. ("SPIAS"), located at 55 Water Street, New York, New York 10014, serves as sub-adviser to the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, S&P/JNL Equity Aggressive Growth Fund I, S&P/JNL Conservative Growth Fund II, S&P/JNL Moderate Growth Fund II, S&P/JNL Aggressive Growth Fund II, S&P/JNL Very Aggressive Growth Fund II, S&P/JNL Equity Growth Fund II, S&P/JNL Equity Aggressive Growth Fund II, S&P/JNL Conservative Growth Fund, S&P/JNL Moderate Growth Fund, S&P/JNL Aggressive Growth Fund, S&P/JNL Core Index 100 Fund, S&P/JNL Core Index 50 Fund and S&P/JNL Core Index 75 Fund. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a provider of credit information and ratings which is a division of McGraw-Hill, but operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

     T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL Established Growth Fund, the T. Rowe Price/JNL Mid-Cap Growth Fund, and the T. Rowe Price/JNL Value Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and now is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of the investment company.

         Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The 1940 also Act places a specific duty upon the Trustees to request and evaluate, and a corresponding duty upon the investment adviser or sub-adviser to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

         The Trustees are presented at each of their regular meetings with reports and analyses by JNAM and the sub-advisers regarding (i) the investment performance of each Fund of the Trust, in relation to benchmark indices and in relation to other funds having similar investment objectives; (ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Trust's sub-advisers also make in-person reports to the Trustees on a rotating basis, so that each sub-adviser makes an in-person presentation to the Trustees approximately annually.

         The Trustees review and consider these reports and presentations as part of their responsibility to manage the affairs of the Trust. These reports and presentations also form a part of the information considered by the Trustees in determining whether to approve the continuation of the agreements with JNAM and each sub-adviser.

         Described below is a summary of additional information provided to and considered by the Trustees, and their conclusions with respect thereto, that formed the basis of the Trustees' approval of the current investment advisory and sub-advisory agreements of the Trust.

     INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT WITH JNAM

         The current Investment Advisory and Management Agreement between the Trust and JNAM contemplates a "manager of managers" structure whereby JNAM, with the approval of the Trustees but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. Implementation of the "manager of managers" structure by the Trust is contingent upon the issuance by the SEC of an order of exemption from certain provisions of the 1940 Act for which the Trust, JNAM and other investment companies managed by JNAM have filed an application with the SEC. The "manager of managers" structure was approved by the Trustees at a meeting held May 11, 2000. The form of the Investment Advisory and Management Agreement with JNAM's predecessor, JNFS, was approved by the Trustees at a meeting held August 10, 2000, and was submitted to shareholders of the Trust for approval at a meeting of shareholders held October 10, 2000. The agreement was approved by the shareholders of each Fund, and became effective as of January 31, 2001.

         At their meetings of May 11 and August 10, 2000, the Trustees were presented by JNFS with information regarding the proposed "manager of managers" structure, including the information contained in the application for exemption then proposed to be filed with the SEC. The information presented to the Trustees indicated that (i) the proposal would permit the Trust to avoid the costs and administrative burdens that would be incurred if the Trust was required to call a meeting of shareholders each time JNFS and the Trustees determined to retain a new sub-adviser or amend an existing sub-advisory agreement; (ii) to the extent JNFS retained the services of a sub-adviser for with respect to any Fund, the sub-adviser would play a role analogous to that of an individual portfolio manager of a traditionally-structured single adviser investment company, making approval of the sub-advisory agreement less important to Trust shareholders; and (iii) the proposal, as reflected in the proposed application for exemption, would maintain important safeguards and protections for Trust shareholders.

         The Trustees also were presented by JNFS with information regarding (i) the nature of the services to be provided to the Trust by JNFS, including its procedures for monitoring and evaluating sub-advisers and service providers;
(ii) the investment performance of the Funds in comparison with their benchmark indices and in comparison with other investment company portfolios having similar investment objectives; (iii) the fees proposed to be charged the Trust by JNFS, in comparison with the fees charged other underlying funds of variable annuity products, including the fact that the proposed fees under the new investment advisory agreement were the same as those under the then-existing agreement; (iv) ancillary benefits which might be expected to accrue to JNFS in respect of its investment advisory relationship with the Trust, including the fees payable to JNFS as administrator; and (v) the overall expenses of the Trust in comparison with other underlying funds of variable annuity products.

         In determining to approve the Investment Advisory and Management Agreement with JNFS, the Trustees considered the information provided by JNFS indicating: (i) the services to be provided by JNFS under the agreement were necessary for the operation of the Trust; (ii) the quality of the services which had been provided by JNFS in the past, as evidenced by the investment performance of the Funds in relation to their benchmark indices and in relation to other investment company portfolios with similar investment objectives, was within reasonable expectations; and (iii) the compensation proposed to be paid JNFS for its services under the agreement, including ancillary benefits, and the overall expenses of the Trust, were reasonable both in relation to the nature and quality of the services to be provided by JNFS, and in relation to the fees and expenses of other underlying funds of variable annuity products.

     SUB-ADVISORY AGREEMENTS WITH ALLIANCE, ALGER, PIMCO, PPM, PUTNAM AND SPIAS

         The Trustees approved continuation of agreements with Alliance, PIMCO, PPM, Putnam and SPIAS in February 2002. In determining to approve the continuation of these agreements, the Trustees considered information regarding each sub-adviser provided by the sub-adviser, as well as information and analysis provided by JNAM with respect to each sub-adviser. Specifically, the types of information considered by the Trustees in determining that continuation of the sub-advisory agreements were in the best interests of the Funds and their shareholders, were the following:

     o The Trustees were provided with each sub-adviser's statement of investment philosophy and criteria used for security selection indicating that each sub-adviser continued to adhere to the investment philosophy and security selection criteria that were a basis for the sub-adviser's initial retention by the Trust.

     o The Trustees were presented with a comparison, prepared by JNAM, of the sub-advisory fee of each Fund with the fees of other underlying funds of variable annuities having similar investment objectives (or, in the case of the SPIAS sub-advised Funds, offering similar asset allocation services)indicating that the fees of the sub-advisers were reasonable in relation to the sub-advisory fees of other underlying funds of variable annuities having similar investment objectives (or, in the case of the SPIAS sub-advised Funds, offering similar asset allocation services).

     o The Trustees were provided information by each sub-adviser regarding its profitability with respect to its services to the Trust (or, in the case of Putnam, its profitability from its investment management services generally) indicating the profits of each sub-adviser were not excessive.

     o The Trustees were presented with an analysis, prepared by JNAM, of the performance of each Fund compared to its benchmark index and, in the case of each Fund other than the SPIAS sub-advised Funds, compared also to other investment company portfolios having similar investment objectives, indicating that, while the Funds reviewed exhibited both positive and negative variances from their benchmark indices, the performance of each Fund was within reasonable expectations.

     o The Trustees were provided information regarding each sub-adviser's investment personnel rendering services to the Trust, and JNAM's analysis that it was satisfied the sub-advisers were devoting adequate personnel resources to the Funds. The Trustees also were provided with information demonstrating that Alger, which had experienced the loss of many key personnel in the September 11, 2001 terrorist attacks on the World Trade Center, had been successful in quickly re-building its professional staff and was devoting adequate personnel resources to the Trust.

     o The Trustees were provided information, prepared by JNAM, regarding ancillary benefits gained by each sub-adviser in connection with its services to the Trust; specifically, in the case of Alliance, in the form of soft-dollar credits for investment research resulting from the brokerage transactions of the Trust and, in the case of Alger, in the form of brokerage commissions from transactions of the Trust effected by Alger's affiliated broker. The information provided to the Trustees indicated the ancillary benefits, if any, gained by PIMCO, PPM, Putnam and SPIAS were not material. With respect to Alliance, the information provided to the Trustees indicated the soft dollar investment research credits were reasonable in amount, did not impose any additional costs on the Trust, and would result in benefits to the Trust in the form of increased investment research available to the sub-adviser. With respect to Alger, the Trustees were presented with additional information provided by Alger regarding its brokerage policies and procedures, and including third party evaluation of Alger's overall transaction costs for recent periods, indicating that, while Alger's brokerage practices result in significant ancillary benefits to Alger in the form of brokerage commission payments, the Trust also is benefited by a reduction in the overall execution cost of its security transactions.

     o JNAM represented to the Trustees it was satisfied with each sub-adviser's compliance and administrative procedures. JNAM advised the Trustees there had been no material violations of the Funds' investment policies or the sub-advisers' codes of ethics and that it had experienced no administrative problems with the sub-advisers.

     SUB-ADVISORY AGREEMENT WITH JANUS

         The Trustees approved a new sub-advisory agreement with Janus in December 2001, and directed submission of that agreement to a meeting of the shareholders of the Janus sub-advised Funds for approval. The shareholders of the Janus sub-advised Funds approved the new agreement at a meeting held March 7, 2002. The new sub-advisory agreement with Janus replaced an earlier agreement then in effect which would be deemed terminated pursuant to the 1940 Act upon a change in control of Janus effective March 28, 2002. In determining to approve the new agreement, the Trustees considered information provided by Janus, as well as information and analysis provided by JNAM with respect to Janus and the Janus sub-advised Funds. Specifically, the types of information considered by the Trustees in determining that the approval of the new sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o The Trustees were advised by JNAM, based upon representations of Janus, that Janus did not anticipate any change in its investment philosophy or security selection criteria, nor any change in its senior investment personnel as a result of the change in control.

     o    The  Trustees  were  advised  by JNAM the  proposed  new  sub-advisory
          agreement   was  identical  in  all  respects  to  the  then  existing agreement, except for the dates of execution and effectiveness.

     o The Trustees were presented with a report and analysis, prepared by Janus, of the investment performance of each Janus sub-advised Fund, in comparison with each Fund's benchmark performance index and in comparison with other underlying funds of variable annuity products having similar investment objectives, indicating the investment performance of each Fund was within reasonable expectations.

     o The Trustees were presented with an analysis, prepared by JNAM, comparing the sub-advisory fees paid Janus for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees proposed to be paid Janus were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o    The  Trustees  were  provided   information  by  Janus  regarding  its
          profitability with respect to its services to the Trust, indicating the profits of Janus were not excessive.

     SUB-ADVISORY AGREEMENT WITH MELLON

         In October 2001, the Trustees approved a sub-advisory agreement with Mellon in connection with the establishment of five new Funds of the Trust. In determining to approve the new agreement, the Trustees considered information provided by Mellon, as well as information and analysis provided by JNAM with respect to Mellon. Specifically, the types of information considered by the Trustees in determining that approval of the new sub-advisory agreement was in the best interests of the Funds, were the following:

     o The Trustees were presented with information, prepared by Mellon, describing its investment processes, the security selection criteria to be employed in managing the new Funds, and the personnel of Mellon to be involved in managing the Funds.

     o The Trustees were presented with historical performance data, prepared by Mellon, reflecting the performance of portfolios advised by Mellon having investment objectives similar to the new Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations.

     o The Trustees were presented with an analysis, prepared by JNAM, comparing the sub-advisory fees proposed to be paid Mellon for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees proposed to be paid Mellon under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o    The Trustees were provided copies of Mellon's Code of Conduct.

         SUB-ADVISORY AGREEMENT WITH AIM

         In August 2001, the Trustees approved a sub-advisory agreement with AIM in connection with the establishment of three new Funds of the Trust. In determining to approve the new agreement, the Trustees considered information provided by AIM, as well as information and analysis provided by JNAM with respect to AIM. Specifically, the types of information considered by the Trustees in determining approval of the new sub-advisory agreement was in the best interests of the Funds, were the following:

     o The Trustees were presented with a memorandum, prepared by AIM, describing in detail its investment processes, administrative and compliance procedures and capabilities, securities trading policies, and other matters relevant to the proposed sub-advisory engagement, indicating that AIM was capable of providing the proposed sub-advisory services.

     o The Trustees were presented with information, prepared by AIM, describing AIM's investment processes, the security selection criteria to be employed in managing the new Funds, and the AIM personnel to be involved in managing the Funds.

     o The Trustees were presented with historical performance data, prepared by AIM, reflecting the performance of public mutual funds advised by AIM having investment objectives similar to the new Funds and comparing that performance to benchmark indices, demonstrating the investment performance of those portfolios was within reasonable expectations.

     o The Trustees were presented with an analysis, prepared by JNAM, comparing the sub-advisory fees proposed to be paid AIM for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees proposed to be paid AIM under the agreement were reasonable in relation to the nature and quality of services to be provided by AIM and in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were provided with information on the financial condition of AIM's parent company, AMVESCAP plc, and information on the profitability of both AMVESCAP plc and its Managed Products division, which includes AIM, demonstrating that AIM's parent company was it adequate financial condition, and indicating the profitability of AMVESCAP plc and its Managed Products division were not excessive.

     o The Trustees were provided with information regarding AIM's brokerage allocation policies, including the expected receipt by AIM of ancillary benefits in the form of soft dollar credits for research services resulting from its services to the Trust, indicating the soft dollar investment research credits would not impose any additional costs on the Trust, and would result in benefits to the Trust in the form of increased investment research available to the sub-adviser.

     o    The Trustees were provided a copy of AIM's Code of Ethics.

     SUB-ADVISORY AGREEMENT WITH OPPENHEIMER

         In February 2001, the Trustees approved a sub-advisory agreement with Oppenheimer in connection with the establishment of two new Funds of the Trust. In determining to approve the new agreement, the Trustees considered information provided by Oppenheimer, as well as information and analysis provided by JNAM with respect to Oppenheimer. Specifically, the types of information considered by the Trustees in determining approval of the new sub-advisory agreement was in the best interests of the Funds, were the following:

     o The Trustees were presented with historical performance data, prepared by Oppenheimer, reflecting the performance of public investment company portfolios advised by Oppenheimer having investment objectives similar to the new Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations.

     o The Trustees were presented with information, prepared by Oppenheimer, describing Oppenheimer's investment processes, the security selection criteria to be employed in managing the new Funds, and the Oppenheimer personnel to be involved in managing the Funds.

     o The Trustees were presented with an analysis, prepared by JNAM, comparing the sub-advisory fees proposed to be paid Oppenheimer for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees proposed to be paid Oppenheimer under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o    The Trustees were provided copies of Oppenheimer's Code of Ethics.

     SUB-ADVISORY AGREEMENTS WITH LAZARD, J.P. MORGAN, AND T. ROWE PRICE AND SALOMON

         In November 2000, the Trustees approved new sub-advisory agreements with Lazard, J.P. Morgan, T. Rowe Price, and Salomon which became effective in January 2001, replacing prior agreements with those sub-advisers. In determining to approve the new agreements, the Trustees considered information provided by the sub-advisers, as well as information and analysis provided by JNAM with respect to each sub-adviser. Specifically, the types of information considered by the Trustees in determining approval of the new sub-advisory agreements were in the best interests of the Funds and their shareholders, were the following:

     o The Trustees were presented with historical performance data, prepared by the sub-advisers, reflecting the performance of the Funds (and comparing that performance, in the case of J.P. Morgan and T. Rowe Price, to benchmark indices), indicating the investment performance of those portfolios was within reasonable expectations.

     o The Trustees were presented with information, prepared by the sub-advisers, describing their investment philosophies and processes, the security selection criteria employed, and the each sub-adviser's personnel to be involved in managing the Fund, indicating each sub-adviser continued to adhere to the investment philosophy and security selection criteria which formed a basis for its initial retention by the Trust, and each was continuing to devote adequate personnel resources to the Funds.

     o The Trustees were presented by an analysis, prepared by JNAM, comparing each sub-adviser's fees with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid the sub-advisers under the agreements were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were presented with information regarding the financial condition of Lazard's parent, J.P. Morgan, and T. Rowe Price's parent and, in the case of T. Rowe Price, information regarding the profitability of T. Rowe Price's parent, indicating its profitability was not excessive.

     o The Trustees were provided with information prepared by T. Rowe Price regarding its brokerage policies and use of soft dollar credits
          generated  by  brokerage   transactions   for  the  Funds  to  acquire
          investment research, indicating such ancillary benefits to the sub-adviser were reasonable in amount and did not impose additional costs on the Funds.

         SUB-ADVISORY AGREEMENT WITH EAGLE

         In August 2000, the Trustees approved a new sub-advisory agreement with Eagle which became effective in January 2001, replacing a prior agreement. In determining to approve the new agreement, the Trustees considered information provided by Eagle, as well as information and analysis provided by JNAM with respect to Eagle. Specifically, the types of information considered by the Trustees in determining approval of the new sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o The Trustees were presented with historical performance data, prepared by Eagle, reflecting the performance of the Funds and comparing that performance with composites of other accounts managed by Eagle having investment objectives similar to the Funds, indicating the investment performance of the Funds was within reasonable expectations.

     o The Trustees were presented with an analysis, prepared by JNAM, comparing the sub-advisory fees paid Eagle with sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid the sub-adviser under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were presented with a description, prepared by Eagle, of its investment philosophies and strategies employed in advising the Funds, and its personnel involved in providing services to the Funds, indicating Eagle continued to adhere to the investment philosophies and strategies which were a basis of its initial retention by the Trust, and was continuing to devote adequate personnel resources to the Funds.

         As compensation for their services, the sub-advisers receive fees from JNAM computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund (excluding, in the case of those Funds sub-advised by AIM, Alliance, Eagle or SPIAS, net assets of the Funds representing capital contributed by Jackson National Life Insurance Company and, in the case of the Fund sub-advised by PIMCO, net assets of the Fund representing capital contributed by Jackson National Life Insurance Company not exceeding $5 million).

         The following is a schedule of the management fees JNAM currently is obligated to pay the sub-advisers out of the advisory fees it receives from the Funds as described elsewhere in this SAI and the Prospectus:

                             FUND                                               ASSETS                        FEES

  AIM/JNL Large Cap Growth Fund........................        $0 to $50 million.......................      .55%
                                                               $50 million to $200 million.............      .50%
                                                               $200 million to $500 million............      .45%
                                                               Over $500 million.......................      .40%

  AIM/JNL Small Cap Growth Fund........................        $0 to $500 million......................      .65%
                                                               Over $500 million.......................      .60%

  AIM/JNL Premier Equity II Fund.......................        $0 to $50 million.......................      .50%
                                                               $50 million to $200 million.............      .475%
                                                               $200 million to $500 million............      .45%
                                                               Over $500 million.......................      .40%

  Alger/JNL Growth Fund................................        $0 to $300 million......................      .55%
                                                               $300 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  Alliance Capital/JNL Growth Fund.....................        $0 to $10 million.......................      .90%
                                                               $10 million to $20 million..............      .75%
                                                               $20 million to $ 40 million.............      .625%
                                                               $40 million to $60 million..............      .375%
                                                               Over $60 million........................      .25%

  Eagle/JNL Core Equity Fund...........................        $0 to $50 million.......................      .45%
                                                               $50 million to $300 million.............      .40%
                                                               Over $300 million.......................      .30%

  Eagle/JNL SmallCap Equity Fund.......................        $0 to $150 million......................      .50%
                                                               $150 million to $500 million............      .45%
                                                               Over $500 million.......................      .40%

  J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund....        $0 to $25 million.......................      .35%
                                                               Over $25 million........................      .30%

  J.P. Morgan/JNL International & Emerging Markets Fund......  $0 to $50 million.......................      .55%
                                                               $50 million to $200 million.............      .50%
                                                               $200 million to $350 million............      .45%
                                                               Over $350 million.......................      .40%

  Janus/JNL Aggressive Growth Fund.....................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  Janus/JNL Balanced Fund..............................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  Janus/JNL Capital Growth Fund........................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  Janus/JNL Global Equities Fund.......................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  Janus/JNL Growth & Income Fund.......................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%


  Lazard/JNL Mid Cap Value Fund........................        $0 to $50 million.......................      .55%
                                                               $50 million to $150 million.............      .525%
                                                               $150 million to $300 million............      .475%
                                                               Over $300 million.......................      .45%

  Lazard/JNL Small Cap Value Fund......................        $0 to $50 million.......................      .625%
                                                               $50 million to $150 million.............      .575%
                                                               $150 million to $300 million............      .525%
                                                               Over $300 million.......................      .475%

  Mellon Capital Management/JNL Bond Index Fund**......        $0 to $50 million.......................      .12%
                                                               $50 to $100 million.....................      .06%
                                                               Amounts over $100 million...............      .02%

  Mellon Capital Management/JNL International Index Fund**...  $0 to $50 million.......................      .15%
                                                               $50 to $100 million.....................      .10%
                                                               Amounts over $100 million...............      .04%

  Mellon Capital Management/JNL Small Cap Index Fund**.        $0 to $50 million.......................      .12%
                                                               $50 to $100 million.....................      .06%
                                                               Amounts over $100 million...............      .02%

  Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund**   $0 to $50 million.......................      .12%
                                                               $50 to $100 million.....................      .06%
                                                               Amounts over $100 million...............      .02%

  Mellon Capital Management/JNL S&P 500 Index Fund**...        $0 to $50 million.......................      .12%
                                                               $50 to $100 million.....................      .06%
                                                               Amounts over $100 million...............      .02%

  Oppenheimer/JNL Global Growth Fund...................        $0 to $300 million......................      .35%
                                                               Next $450 million.......................      .30%
                                                               Over $750 million.......................      .25%

  Oppenheimer/JNL Growth Fund..........................        $0 to $50 million.......................      .45%
                                                               $50 million to $100 million.............      .40%
                                                               $100 million to $250 million............      .35%
                                                               Over $250 million.......................      .30%

  PIMCO/JNL Total Return Bond Fund.....................        all assets..............................      .25%

  PPM America/JNL Balanced Fund........................        $0 to $50 million.......................      .25%
                                                               $50 million to $150 million.............      .20%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .125%

  PPM America/JNL High Yield Bond Fund.................        $0 to $50 million.......................      .25%
                                                               $50 million to $150 million.............      .20%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .125%

  PPM America/JNL Money Market Fund....................        $0 to $50 million.......................      .20%
                                                               $50 million to $150 million.............      .15%
                                                               $150 million to $300 million............      .125%
                                                               $300 million to $500 million............      .10%
                                                               Over $500 million.......................      .075%

  Putnam/JNL Equity Fund...............................        $0 to $150 million......................      .50%
                                                               $150 million to $300 million............      .45%
                                                               Over $300 million.......................      .35%

  Putnam/JNL International Equity Fund.................        $0 to $150 million......................      .65%
                                                               $150 million to $300 million............      .55%
                                                               Over $300 million.......................      .45%

  Putnam/JNL Value Equity Fund.........................        $0 to $150 million......................      .50%
                                                               $150 million to $300 million............      .45%
                                                               Over $300 million.......................      .35%

  Putnam/JNL Midcap Growth Fund........................        $0 to $250 million......................      .50%
                                                               Over $250  million......................      .45%

  S&P/JNL Conservative Growth Fund I...................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Moderate Growth Fund I.......................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Aggressive Growth Fund I.....................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Very Aggressive Growth Fund I................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Equity Growth Fund I.........................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Equity Aggressive Growth Fund I..............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Conservative Growth Fund II..................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Moderate Growth Fund II......................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Aggressive Growth Fund II....................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Very Aggressive Growth Fund II...............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Equity Growth Fund II........................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Equity Aggressive Growth Fund II.............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Conservative Growth Index Fund...............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Moderate Growth Index Fund...................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Aggressive Growth Index Fund.................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Core Index 50 Fund...........................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P JNL Core Index 75 Fund...........................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  S&P/JNL Core  Index 100 Fund.........................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  Salomon Brothers/JNL Balanced Fund...................        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  Salomon Brothers/JNL Global Bond Fund................        $0 to $50 million.......................      .375%
                                                               $50 million to $150 million.............      .35%
                                                               $150 million to $500 million............      .30%
                                                               Over $500 million.......................      .25%
  Salomon Brothers/JNL High Yield Bond Fund............        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  Salomon Brothers/JNL U.S. Government & Quality Bond Fund...  $0 to $150 million......................      .225%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .10%

  T. Rowe Price/JNL Established Growth Fund............        $0 to $20 million.......................      .45%
                                                               $20 million to $50 million..............      .40%
                                                               Over $50 million........................      .40%*

  T. Rowe Price/JNL Mid-Cap Growth Fund................        $0 to $20 million.......................      .60%
                                                               $20 million to $50 million..............      .50%
                                                               Over $50 million........................      .50%*

  T. Rowe Price/JNL Value Fund.........................        $0 to $50 million.......................      .50%
                                                               Over $50 million........................      .40%

* When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Fund.
** The sub-advisory agreement between JNAM and Mellon Capital Management Corporation calls for a minimum annual sub-advisory fee of $300,000.

         The sub-advisory fees payable by JNAM to a sub-adviser may be reduced as agreed to by the parties from time to time. Effective June 1, 2001, T. Rowe Price Associates, Inc. agreed to waive compensation due to it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Fund by certain percentages.

         With respect to the Salomon Brothers/JNL Global Bond Fund and in connection with the advisory consulting agreement between Salomon Brothers and its affiliate, SBAM Limited, Salomon Brothers pays SBAM Limited a portion of its investment sub-advisory fee. The amount payable to SBAM Limited is equal to the fee payable under Salomon Brothers' sub-advisory agreement multiplied by the portion of the assets of the Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Fund.

         Subject to the supervision of JNAM and the Trustees pursuant to investment sub-advisory agreements entered into between JNAM and each of the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with the Fund's respective investment objectives and policies. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board of Trustees. A sub-advisory agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNAM and the Fund. Additional Funds may be subject to a different agreement. Except with respect to the Funds sub-advised by SPIAS, sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Internal Revenue Code, applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by SPIAS, JNAM and the sub-adviser jointly are responsible for compliance of the Funds with Section 817(h).

         The J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, Mellon Capital Management/JNL S&P 500 Index Fund, and Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADMINISTRATIVE FEE. Each Fund, except the Mellon Capital Management/JNL International Index Fund, the Oppenheimer/JNL Global Growth Fund and each of the S&P/JNL Funds, pay to JNAM an Administrative Fee of .10% of the average daily net assets of the Fund. Each of the Mellon Capital Management/JNL International Index Fund and the Oppenheimer/JNL Global Growth Fund pays an Administrative Fee of .15%. The S&P/JNL Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except the fees and expenses of independent legal counsel to the disinterested Trustees), audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

CUSTODIAN AND TRANSFER AGENT. The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

         Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the AIM/JNL Large Cap Growth Fund, AIM/JNL Small Cap Growth Fund, AIM/JNL Premier Equity II Fund, Alger/JNL Growth Fund, Alliance Capital/JNL Growth Fund, Eagle/JNL Core Equity Fund, Eagle/JNL SmallCap Equity Fund, J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund, J.P. Morgan/JNL International & Emerging Markets Fund, Janus/JNL Aggressive Growth Fund, Janus/JNL Balanced Fund, Janus/JNL Capital Growth Fund, Janus/JNL Global Equities Fund Janus/JNL Growth & Income Fund, Lazard/JNL Small Cap Value Fund, Lazard/JNL Mid Cap Value Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, Mellon Capital Management/JNL International Index Fund, Mellon Capital Management/JNL Bond Index Fund, Mellon Capital Management/JNL Small Cap Index Fund, Oppenheimer/JNL Global Growth Fund, Oppenheimer/JNL Growth Fund, PIMCO/JNL Total Return Bond Fund, Putnam/JNL Equity Fund, Putnam/JNL International Equity Fund, Putnam/JNL Midcap Growth Fund, Putnam/JNL Value Equity Fund, PPM America/JNL Balanced Fund, PPM America/JNL High Yield Bond Fund, PPM America/JNL Money Market Fund, Salomon Brothers/JNL Balanced Fund, Salomon Brothers/JNL Global Bond Fund, Salomon Brothers/JNL High Yield Bond Fund, Salomon Brothers/JNL U.S. Government & Quality Bond Fund, T. Rowe Price/JNL Established Growth Fund, T. Rowe Price/JNL Midcap Growth Fund and T. Rowe Price/JNL Value Fund.

The Trust acts as custodian for the S&P/JNL Conservative Growth Fund I, S&P/JNL Moderate Growth Fund I, S&P/JNL Aggressive Growth Fund I, S&P/JNL Very Aggressive Growth Fund I, S&P/JNL Equity Growth Fund I, S&P/JNL Equity Aggressive Growth Fund I, S&P/JNL Conservative Growth Fund II, S&P/JNL Moderate Growth Fund II, S&P/JNL Aggressive Growth Fund II, S&P/JNL Very Aggressive Growth Fund II, S&P/JNL Equity Growth Fund II, S&P/JNL Equity Aggressive Growth Fund II, S&P/JNL Conservative Growth Fund, S&P/JNL Moderate Growth Fund, S&P/JNL Aggressive Growth Fund, S&P/JNL Core Index 100 Fund, S&P/JNL Core Index 50 Fund and S&P/JNL Core Index 75 Fund.

         JNAM is the transfer agent and dividend-paying agent for each Fund of the Trust.

INDEPENDENT ACCOUNTANTS. The Trustees have appointed KPMG LLP as the Trust's independent accountants. KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust. Prior to April 2001, PricewaterhouseCooper LLP acted as independent accountants for the Trust.

THE DISTRIBUTOR. Jackson National Life Distributors, Inc. (the "Distributors" or "JNLD"), 401 Wilshire Boulevard, Santa Monica, California 90401 is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on August 10, 2000.

BROKERAGE ENHANCEMENT PLAN. The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the JNAM, or the Distributor (referred to as the "disinterested Trustees") and the shareholders of certain Funds have voted pursuant to the provisions of Rule 12b-1 under the 1940 Act to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing the Trust's brokerage commissions, to the extent available, to promote the sale and distribution of the Trust's shares (either directly or through the sale of variable insurance products funded by the Trust).

Under the Plan, JNAM or a sub-adviser, subject to the requirement to seek best price and execution, may effect brokerage transactions in portfolio securities through broker-dealers that agree to direct a portion of the brokerage commissions paid by the Funds to introducing brokers, including the Distributor or its affiliates ("Brokerage Payments"), or to grant credits, benefits or other services from the broker-dealer ("Brokerage Credits"), in either case to be used directly or indirectly by the Distributor to finance and promote the distribution of the Trust's shares. It is anticipated that activities or services procured through Brokerage Payments and Brokerage Credits given to the Distributor will include:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing or relating to the Trust, the Funds, or the Variable Contracts.

     o Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Funds or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use.

     o Providing information about the Trust, its Funds or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers.

     o    Providing   assistance  to  broker-dealers  that  are  conducting  due diligence on the Trust or its Funds or the Variable Contracts.

     o Payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts.

     o Obtaining information and providing explanations to Variable Contract owners regarding Fund investment options and policies and other information about the Trust and its Funds, including the performance of the Funds.

     o    Training sales personnel regarding sales of Variable Contracts.

     o Personal service or maintenance of the Variable Contract owner accounts.

     o Financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

The Distributor is obligated to use all amounts generated under the Plan for distribution expenses. The Plan directly benefits the Distributor in that amounts expended under the Plan help defray, in whole or in part, distribution expenses that otherwise might be borne by the Distributor or an affiliate. In addition, the Plan also may benefit JNAM, in that an increase in the Trusts' assets would increase the advisory fees paid to JNAM. The Distributor is not obliged under the Plan to allocate, and does not attempt to allocate, the Brokerage Payments or Brokerage Credits generated under the Plan to finance distribution activities or expenses relating only to the Fund the brokerage transactions of which resulted in such Brokerage Payments or Brokerage Credits.

         The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the disinterested Trustees; (2) that the Distributor must provide the Trustees with a quarterly written report of payments made under the Plan and the purpose of the payments and (3) that the Plan may be terminated at any time by the vote of a majority of the disinterested Trustees. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the disinterested Trustees.

         The table below sets out the amount of commissions paid by each Fund during the fiscal year ended December 31, 2001 to brokers under the Brokerage Enhancement Plan, the dollar amounts of such commissions recaptured by the Distributor pursuant to the Plan, and the percentage of the net assets of each Fund as of December 31, 2001 which such recaptured amounts represent.

                                                      Commissions paid to    Dollar Amount Recaptured    Recaptured Amount
                                                       Brokers under the       by Distributor under      as Percentage of
                                                     Brokerage Enhancement     Brokerage Enhancement          Fund Net
                                                             Plan                      Plan                    Assets
                                                    ------------------------ -------------------------- --------------------
AIM/JNL Large Cap Growth Fund                               $  3,366                  $  2,138                  0.04%
AIM/JNL Small Cap Growth Fund                                  1,473                       974                  0.01%
AIM/JNL Premier Equity II Fund                                 7,232                     4,631                  0.03%
Alliance Capital/JNL Growth Fund                              52,213                    32,253                  0.02%
Eagle/JNL Core Equity Fund                                    65,318                    38,683                  0.02%
Eagle/JNL SmallCap Equity Fund                                27,690                    18,800                  0.02%
Janus/JNL Aggressive Growth Fund                             295,348                   167,479                  0.04%
Janus/JNL Balanced Fund                                       16,168                     9,506                  0.01%
Janus/JNL Capital Growth Fund                                116,833                    65,860                  0.03%
Janus/JNL Global Equities Fund                               111,735                    68,326                  0.02%
Janus/JNL Growth & Income Fund (formerly, Goldman              3,846                     2,398                  0.01%
Sachs/JNL Growth & Income Fund)
Putnam/JNL Equity Fund                                       167,797                   103,441                  0.04%
Putnam/JNL International Equity Fund (formerly,               40,010                    14,927                  0.01%
T. Rowe Price/JNL International Equity Investment
Fund)
Putnam/JNL Midcap Growth Fund                                 23,883                    15,246                  0.05%
Putnam/JNL Value Equity Fund                                 159,857                    90,704                  0.03%
Lazard/JNL Mid Cap Value Fund                                 34,475                    21,805                  0.08%
Lazard/JNL Small Cap Value Fund                               18,901                    11,751                  0.03%
T. Rowe Price/JNL Established Growth Fund                     49,545                    32,663                  0.01%
T. Rowe Price/JNL Mid-Cap Growth Fund                         32,406                    22,292                  0.01%
T. Rowe Price/JNL Value                                       38,056                    27,261                  0.01%

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-advisory Agreements, the sub-advisers (except for SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The sub-advisers are obliged to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.

         The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         In selecting brokers and dealers through which to effect transactions, each sub-advisers gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

         Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any research, statistical, quotation or valuation services provided to the sub-adviser by the broker or dealer. In placing a purchase or sale order, a sub-adviser may use a broker whose commission in effecting the transaction is higher than that another broker might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by brokers through which the sub-advisers effect Fund transactions may be used by the sub-advisers in serving any or all of their accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

         During the fiscal year ended December 31, 2001, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to brokers which provided research services to the Funds' sub-advisers:

------------------------------------- ----------------------------------- -----------------------------------
                                            GROSS DOLLAR VALUE OF            DOLLAR AMOUNT OF COMMISSIONS
                                         PURCHASES/SALES DIRECTED TO                 DIRECTED TO
                FUND                          RESEARCH PROVIDERS                  RESEARCH PROVIDERS
------------------------------------- ----------------------------------- -----------------------------------
AIM/JNL Large Cap Growth Fund               $36,764.00                              $40.00
------------------------------------- ----------------------------------- -----------------------------------
Alliance Capital/JNL Growth Fund            $18,696,553.00                          $41,150.00
------------------------------------- ----------------------------------- -----------------------------------
Eagle/JNL Core Equity Fund                  $342,414,185.00                         $337,996.00
------------------------------------- ----------------------------------- -----------------------------------
Eagle/JNL SmallCap Equity Fund              $153,274,164.00                         $98,994.00
------------------------------------- ----------------------------------- -----------------------------------
Janus/JNL Aggressive Growth Fund            $398,553,192.41                         $525,905.76
------------------------------------- ----------------------------------- -----------------------------------
Janus/JNL Capital Growth Fund               $201,623,742.17                         $295,644.25
------------------------------------- ----------------------------------- -----------------------------------
Janus/JNL Global Equities Fund              $214,661,404.39                         $284,272.47
------------------------------------- ----------------------------------- -----------------------------------
Janus/JNL Balanced Fund                     $32,172,870.68                          $41,873.85
------------------------------------- ----------------------------------- -----------------------------------
Janus/JNL Growth & Income Fund              $9,991,443.50                           $14,072.44
------------------------------------- ----------------------------------- -----------------------------------
Lazard/JNL Mid Cap Value Fund               $1,067,911.00                           $1,728.00
------------------------------------- ----------------------------------- -----------------------------------
Lazard/JNL Small Cap Value Fund             $357,108.00                             $1,032.00
------------------------------------- ----------------------------------- -----------------------------------
Oppenheimer/JNL Global Growth Fund          $20.00                                  $20.00
------------------------------------- ----------------------------------- -----------------------------------
Oppenheimer/JNL Growth Fund                 $3,180.00                               $3,180.00
------------------------------------- ----------------------------------- -----------------------------------
PIMCO/JNL Total Return Bond Fund            $200,000.00                             $35.00
------------------------------------- ----------------------------------- -----------------------------------
Putnam/JNL Equity Fund                      $235,658,715.48                         $309,321.80
------------------------------------- ----------------------------------- -----------------------------------
Putnam/JNL International Equity Fund        $93,169,010.39                          $191,547.83
------------------------------------- ----------------------------------- -----------------------------------
Putnam/JNL Midcap Growth Fund               $21,190,229.16                          $28,167.47
------------------------------------- ----------------------------------- -----------------------------------
Putnam/JNL Value Equity Fund                $164,969,590.10                         $205,960.59
------------------------------------- ----------------------------------- -----------------------------------
T. Rowe Price/JNL Established               $24,041,635.00                          $35,755.00
Growth Fund
------------------------------------- ----------------------------------- -----------------------------------
T. Rowe Price/JNL Mid-Cap Growth            $23,300,410.00                          $44,871.00
Fund
------------------------------------- ----------------------------------- -----------------------------------
T. Rowe Price/JNL Value Fund                $21,737,159.00                          $39,356.00
------------------------------------- ----------------------------------- -----------------------------------

         Pursuant to the Brokerage Enhancement Plan, JNAM may direct a sub-adviser to seek to effect a portion of a Fund's brokerage transactions through broker-dealers which will grant Brokerage Payments or Brokerage Credits which can be used by the Distributor under that Plan, subject to the requirement of best price available and most favorable execution.

         The Trustees periodically review each sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review commissions paid by the Funds over a period of time to determine if they are reasonable in relation to the benefit to the Funds.

         Portfolio transaction for a Fund may be executed on an agency basis through brokers that are affiliated with the Trust, JNAM or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. In the case of the Alger/JNL Growth Fund, it is Alger's policy to effect all agency transactions for the Fund through its affiliated broker. All transactions with affiliated brokers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

         Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transaction are reported to and reviewed by the Trustees on a regular basis.

         Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by JNAM or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

         During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

                                                  Fiscal year ended       Fiscal year ended      Fiscal year ended
                                                    December 31,           December 31,             December 31,
                                                        2000                  2001                      1999

AIM/JNL Large Cap Growth Fund7                                $ 4,726                    N/A                  N/A
AIM/JNL Small Cap Growth Fund7                                  2,391                    N/A                  N/A
AIM/JNL Premier Equity II Fund7                                 9,978                    N/A                  N/A
Alger/JNL Growth Fund3                                        785,144               $700,298             $543,677
Alliance Capital/JNL Growth Fund5                             232,953                122,018               16,815
Eagle/JNL Core Equity Fund4                                 $ 415,716              $ 373,814            $ 176,866
Eagle/JNL SmallCap Equity Fund4                               138,215                139,025               38,923
J.P. Morgan/JNL International & Emerging Markets Fund5         26,121                 36,830               16,988
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund1             30,412                 17,874                3,495
Janus/JNL Aggressive Growth Fund2                           1,042,341                715,587              500,158
Janus/JNL Balanced Fund6                                       75,009                 22,272                    0
Janus/JNL Capital Growth Fund2                                561,641                448,301              277,576
Janus/JNL Global Equities Fund2                             1,075,626              1,198,306              559,149
Janus/JNL Growth & Income Fund (formerly,
     Goldman Sachs/JNL Growth & Income Fund)5                  23,767                 33,480               23,133
Oppenheimer/JNL Global Growth Fund8                           128,079                    N/A                  N/A
Oppenheimer/JNL Growth Fund8                                   13,485                    N/A                  N/A
PIMCO/JNL Total Return Bond Fund5                              15,573                  2,071                  349
Putnam/JNL Equity Fund2                                       661,483                552,799              323,736
Putnam/JNL International Equity Fund (formerly,
T. Rowe Price/JNL International Equity
Investment Fund) 2                                            287,379                448,456               98,046
Putnam/JNL Midcap Growth Fund6                                100,257                 40,676                    0
Putnam/JNL Value Equity Fund2                                 629,799                599,655              475,590
Lazard/JNL Mid Cap Value Fund5                                 96,241                 49,043               23,907
Lazard/JNL Small Cap Value Fund5                               59,681                 28,978               12,644
PPM America/JNL Balanced Fund2                                100,973                 82,330               73,565
PPM America/JNL High Yield Bond Fund2                               0                      0                    0
PPM America/JNL Money Market Fund2                                  0                      0                    0
Salomon Brothers/JNL Balanced Fund5                             8,347                  5,882                4,741
Salomon Brothers/JNL Global Bond Fund2                              0                      0                    0
Salomon Brothers/JNL High-Yield Bond Fund5                          0                      0                    0
Salomon Brothers/JNL U.S. Government and
     Quality Bond Fund2                                        18,134                      0                    0
T. Rowe Price/JNL Established Growth Fund2                    693,341                526,787              420,664
T. Rowe Price/JNL Mid-Cap Growth Fund2                        324,599                243,264              350,062
T. Rowe Price/JNL Value6                                      404,959                 39,783                    0

1 Commenced operations on May 16, 1999.
2 Commenced operations on May 15, 1995.
3 Commenced operations on October 16, 1995.
4 Commenced operations on September 16, 1996.
5 Commenced operations on March 2, 1998.
6 Commenced operations on May 1, 2000.
7Commenced operation on October 29, 2001.
8Commenced operation on May 1, 2001.

         During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

                                                    Period Ended           Period Ended           Period Ended
                                                    December 31,           December 31,         December 31, 1999
                                                                                                             ----
            Name of Broker/Dealer                       2001                   2000
            ---------------------                       ----                   ----
Fred Alger & Co., Inc.                                    $785,143.50  $       697,899.43     $       629,057.11
Goldman Sachs                                                       0              289.00               1,142.73
Jardine Fleming                                                     0              953.45                 551.77
Raymond James & Associates, Inc.                            10,517.47            5,428.20               7,281.60
Robert Fleming                                                      0             1175.11               2,426.04
Salomon Smith Barney                                       425,592.68                0                         0
J.P. Morgan Securities Inc.                                233,947.34                0                         0
CIBC Oppenheimer Corp.                                      25,837.55                0                         0
Lazard Freres & Company LLC                                 22,031.30                0                         0
Standard & Poor's Securities Inc.                           11,631.50                0                         0
OppenheimerFunds Distributor Inc.                            2,737.50                0                         0

         Each of the broker-dealers listed above is affiliated with the Trust through a sub-adviser.

The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2001 is as follows:

  Broker/Dealer                             Percentage of Aggregate Commissions
Fred Alger & Co., Inc.                                  9.86%
Raymond James & Associates, Inc.                        0.13%
Salomon Smith Barney                                    5.34%
J.P. Morgan Securities Inc.                             2.94%
CIBC Oppenheimer Corp.                                  0.32%
Lazard Freres & Company LLC                             0.28%
Standard & Poor's Securities Inc.                       0.15%
OppenheimerFunds Distributor Inc.                       0.03%

         As of December 31, 2001, the following Funds owned securities of one of the Trust's regular broker-dealers, or a publicly traded parent company of such broker-dealer:

                                                                                                          Value of
                                                                                                        Securities
                          Fund                                           Broker-Dealer                     Owned

AIM/JNL Large Cap Growth Fund                              Goldman Sachs Group Inc.                          $ 83,475
AIM/JNL Large Cap Growth Fund                              Morgan Stanley Dean Witter & Co.                    95,098
AIM/JNL Premier Equity II Fund                             Lehman Brothers Holdings Inc.                      167,000
AIM/JNL Premier Equity II Fund                             Morgan Stanley Dean Witter & Co.                   123,068
Alger/JNL Growth Fund                                      Merrill Lynch & Co. Inc.                        $9,102,758
Alliance Capital/JNL Growth Fund                           Goldman Sachs Group Inc.                           528,675
Alliance Capital /JNL Growth Fund                          Merrill Lynch & Co. Inc.                         1,209,184
Alliance Capital /JNL Growth Fund                          Morgan Stanley & Co. Inc.                        1,040,484
Eagle/JNL Small Cap Equity Fund                            SoundView Technology Group Inc.                    792,200
Eagle/JNL Small Cap Equity Fund                            Investment Technology Group, Inc.                1,670,243
Eagle/JNL Core Equity Fund                                 Lehman Brothers Holdings Inc.                    2,625,240
Eagle/JNL Core Equity Fund                                 Goldman Sachs & Co.                              1,038,800
Janus/JNL Aggressive Growth Fund                           Goldman Sachs Group Inc.                           4518780
Janus/JNL Global Equities Fund                             Goldman Sachs & Co.                              2,950,378
Janus/JNL Growth & Income Fund (formerly, Goldman
   Sachs/JNL Growth & Income Fund)                         Goldman Sachs Group Inc.                           242,078
Janus/JNL Growth & Income Fund (formerly, Goldman
   Sachs/JNL Growth & Income Fund)                         Merrill Lynch & Co.                                158,445
J.P. Morgan/JNL International & Emerging Markets Fund      Daiwa Securities Group                              68,343
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund          Legg Mason Inc.                                      4,998
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund          Instinet Group Inc.                                 13,065
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund          Goldman, Sachs & Co.                               129,850
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund          Merrill Lynch & Co.                                  5,212
Oppenheimer/JNL Global Growth Fund                         Lehman Brothers Holdings Inc.                      273,880
Putnam/JNL  International Equity Fund (formerly,  T. Rowe
   Price/JNL International Equity Investment Fund)         Nikko Cordial Corp.                                892,721
Putnam/JNL Equity Fund                                     Lehman Brothers Holdings Inc.                    4,495,640
Putnam/JNL Equity Fund                                     Morgan Stanley & Co. Inc.                        4,352,132
Putnam/JNL MidCap Growth Fund                              A.G. Edwards Inc.                                   31,361
Putnam/JNL MidCap Growth Fund                              Bear Stearns Cos. Inc.                              53,949
Putnam/JNL MidCap Growth Fund                              Legg Mason Inc.                                    124,950
Putnam/JNL Value Equity Fund                               Morgan Stanley Dean Witter & Co.                 5,325,488
Putnam/JNL Value Equity Fund                               Goldman Sachs & Co.                              3,487,400
Putnam/JNL Value Equity Fund                               Merrill Lynch & Co. Inc.                         1,271,728
Lazard/JNL Small Cap Value Fund                            Investment Technology Group Inc.                   337,956
Lazard/JNL Mid Cap Value Fund                              Investment Technology Group Inc.                   287,265
T. Rowe Price/JNL Established Growth Fund                  Merrill Lynch & Co. Inc.                         3,820,396
T. Rowe Price/JNL Established Growth Fund                  Morgan Stanley & Co. Inc.                        3,182,986
T. Rowe Price/JNL Mid-cap Growth Fund                      Legg Mason Inc.                                 $1,499,400
T. Rowe Price/JNL Value Fund                               Merrill Lynch & Co. Inc.                         2,142,132

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, JNAM, the sub-advisers and JNLD have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         An insurance company may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company's separate accounts. These separate accounts are funded by shares of the Trust.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         As stated in the Prospectus, the net asset value (NAV) of a Fund's shares is determined once each day on which the New York Stock Exchange (NYSE) is open (a "Business Day") at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund may determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. The Trustees have adopted procedures pursuant to which the Administrator may determine the "fair value" of securities for which a current market price is not available.

         Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. A Fund's NAV calculation does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation. The Administrator may determine the "fair value" of such securities for purposes of calculating the NAV of a Fund if it determines that a significant event has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's NAV calculation, which event reasonably can be expected materially to affect the value of such securities.

         For the PPM America/JNL Money Market Fund, securities are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of the PPM America/JNL Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the PPM America/JNL Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund,
(b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

         Because the net income of the PPM America/JNL Money Market Fund is declared as a dividend payable in additional shares each time the Fund's net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

         The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund of shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

         In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund even though: (1) the matter has not been approved by a majority vote of the shares of any other Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

         Because shares in the Trust are sold only to Jackson National Life Insurance Company and to certain qualified retirement plans, Jackson National Life Insurance Company, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life Insurance Company, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson National Life Insurance Company through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson National Life Insurance Company in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    designate Fund of the Trust; or

     o    change the name of the Trust; or

     o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX STATUS

         The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 ("Code"). Each Fund intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Fund intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

         All income dividends and capital gain distributions, if any, on Fund shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

         Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              FINANCIAL STATEMENTS

The financial statements of the JNL Series Trust for the year ended December 31, 2001 are incorporated by reference from the Trust's Annual Reports to shareholders which are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

                      APPENDIX A -- RATINGS OF INVESTMENTS

RATINGS BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER RATINGS. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

BOND RATINGS.
     AAA. Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA. Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

ISSUE CREDIT RATINGS DEFINITIONS. A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC. An obligation rated CC is currently highly vulnerable to nonpayment.

     C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS.
     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS. Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


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